Exhibit 10.1 Execution Version 1 SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 12, 2024 (the “Sixth Amendment Effective Date”), is among CIVITAS RESOURCES, INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders (including the New Lenders referred to below) that is a signatory hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Recitals A. The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower. B. The Borrower has requested that each of The Bank of Nova Scotia, Houston Branch and Mizuho Bank, Ltd. (each a “New Lender”, and collectively, the “New Lenders”) become a Lender under the Credit Agreement with a Maximum Credit Amount as of the Sixth Amendment Effective Date in the amounts shown on Schedule 1.2 to the Credit Agreement (as amended hereby). C. The parties hereto desire to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the increase of the Borrowing Base from $3,000,000,000 to $3,400,000,000 as set forth in Section 3.1 hereof and (iii) evidence the increase of the Elected Loan Limit from $1,850,000,000 to $2,200,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Sixth Amendment Effective Date. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement. Section 2. Amendments as of the Sixth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective as of the Sixth Amendment Effective Date, the Credit Agreement shall be amended in the manner provided in this Section 2.

2 2.1 Amendments to Credit Agreement. The Credit Agreement (other than the signature pages, Schedules and Exhibits thereto) is hereby amended in its entirety to read as set forth in Exhibit A attached hereto. 2.2 Replacement of Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.1 attached hereto, and Schedule 1.1 attached hereto shall be deemed to be attached as Schedule 1.1 to the Credit Agreement. 2.3 Replacement of Schedule 1.2. Schedule 1.2 to the Credit Agreement is hereby replaced in its entirety with Schedule 1.2 hereto, and Schedule 1.2 hereto shall be deemed to be attached as Schedule 1.2 to the Credit Agreement. Immediately after giving effect to this Amendment and any Borrowings made on the Sixth Amendment Effective Date, (a) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Revolving Credit Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Revolving Credit Percentage of all Loans, (b) each Lender’s (including each New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Revolving Credit Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including each New Lender) equals its Applicable Revolving Credit Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2.3. Section 3. Borrowing Base and Election of Elected Loan Limit. 3.1 Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders (including the New Lenders) hereby agree that, effective as of the Sixth Amendment Effective Date, the Borrowing Base is hereby increased from $3,000,000,000 to $3,400,000,000, and shall remain at $3,400,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination scheduled to occur on or about May 1, 2024 for purposes of Section 2.06(b) of the Credit Agreement. This Amendment is the New Borrowing Base Notice referred to in Section 2.06(d) of the Credit Agreement for the Scheduled Redetermination scheduled to occur on or about May 1, 2024. 3.2 Election of Elected Loan Limit. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base increase provided for in Section 3.1 hereof, the Administrative Agent, the Lenders (including the New Lenders) and the Borrower agree that the Elected Loan Limit shall be increased from $1,850,000,000 to $2,200,000,000, and shall remain at $2,200,000,000 until subsequently decreased or increased pursuant to Section 2.01(b) of the Credit Agreement.

3 Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the following: 4.1 Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties and (b) each of the Lenders (including the New Lenders). 4.2 Fees. The Administrative Agent shall have received all fees and other amounts due and payable (including fees due and payable for the account of the Lenders) on or prior to the Sixth Amendment Effective Date. 4.3 Notes. The Administrative Agent shall have received duly executed Revolving Credit Notes (or any amendment and restatement thereof, as the case may be) payable to each Revolving Credit Lender (including the New Lenders) requesting a Revolving Credit Note (to the extent requested at least two (2) Business Days prior to the Sixth Amendment Effective Date) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof. Section 5. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender was an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Sixth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. Section 6. Miscellaneous. 6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in

4 connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. 6.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Default or Event of Default exists. 6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof. 6.4 No Oral Agreement. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5 6.5 Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. 6.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 6.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. [Signature Pages Follow.]

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. The parties hereto have caused this Amendment to be duly executed as of the day and year first above written. BORROWER: CIVITAS RESOURCES, INC. By: /s/ Marianella Foschi Name: Marianella Foschi Title: Chief Financial Officer

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. GUARANTORS: BONANZA CREEK ENERGY OPERATING COMPANY, LLC CIVITAS NORTH, LLC HOLMES EASTERN COMPANY, LLC ROCKY MOUNTAIN INFRASTRUCTURE, LLC HIGHPOINT RESOURCES CORPORATION HIGHPOINT OPERATING CORPORATION FIFTH POCKET PRODUCTION, LLC EXTRACTION OIL & GAS, INC. EXTRACTION FINANCE CORP. MOUNTAINTOP MINERALS, LLC TABLE MOUNTAIN RESOURCES, LLC NORTHWEST CORRIDOR HOLDINGS, LLC XTR MIDSTREAM, LLC 7N, LLC 8 NORTH, LLC AXIS EXPLORATION, LLC XOG SERVICES, LLC RAPTOR CONDOR MERGER SUB 2, LLC CRESTONE PEAK RESOURCES GP INC. CRESTONE PEAK RESOURCES LLC CRESTONE PEAK RESOURCES LP CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC CRESTONE PEAK RESOURCES OPERATING LLC CRESTONE PEAK RESOURCES MIDSTREAM LLC CRESTONE PEAK RESOURCES HOLDINGS LLC COLLEGIATE HOLDINGS LLC CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC By: /s/ Marianella Foschi Name: Marianella Foschi Title: Chief Financial Officer

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. CIVITAS DE BASIN RESOURCES, LLC CIVITAS DE BASIN HOLDINGS, LLC CIVITAS DE BASIN MIDSTREAM, LLC CIVITAS DE BASIN MINERALS, LP CIVITAS DE BASIN RESOURCES II, LLC CIVITAS DE BASIN HOLDINGS II, LLC CIVITAS DE BASIN MINERALS II, LLC CIVITAS DE BASIN NM HOLDINGS, LLC CIVITAS DE BASIN NM MINERALS, LLC CIVITAS MID BASIN ENERGY, LLC CIVITAS MID BASIN ENERGY B, LLC CIVITAS PERMIAN OPERATING, LLC By: /s/ Marianella Foschi Name: Marianella Foschi Title: Chief Financial Officer

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By: /s/ Umar Hassan Name: Umar Hassan Title: Authorized Officer

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. BANK OF AMERICA, N.A., as a Lender By: /s/ Alia Qaddumi Name: Alia Qaddumi Title: Director

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. CITIBANK, N.A., as a Lender By: /s/ Cliff Vaz Name: Cliff Vaz Title: Vice President

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jonathan H. Lee Name: Jonathan H. Lee Title: Managing Director

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. KEYBANK NATIONAL ASSOCIATION as a Lender By: /s/ George E. McKean Name: George E. McKean Title: Senior Vice President

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Robert Downey Name: Robert Downey Title: Vice President

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott Name: Emilee Scott Title: Authorized Signatory

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Bruce Hernandez Name: Bruce Hernandez Title: Senior Vice President

SIGNATURE PAGE to SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jonathan Herrick Name: Jonathan Herrick Title: Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Christopher Kuna Name: Christopher Kuna Title: Senior Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Evans Swann Name: Evans Swann Title: Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. BOKF, NA, as a Lender By: /s/ Benjamin H. Adler Name: Benjamin H. Adler Title: Senior Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. COMERICA BANK, as a Lender By: /s/ William Goodrich Name: William Goodrich Title: Assistant Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. GOLDMAN SACHS BANK USA, as a Lender By: /s/ Andrew Vernon Name: Andrew Vernon Title: Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. BARCLAYS BANK PLC, as a Lender By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. MIZUHO BANK, LTD., as a New Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT CIVITAS RESOURCES, INC. THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a New Lender By: /s/ Sam Cutler Name: Sam Cutler Title: Director

EXHIBIT A [See attached]

Exhibit A to Sixth Amendment to Amended and Restated Credit Agreement AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 1, 2021 among CIVITAS RESOURCES, INC., as Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Issuing Bank, and The Lenders and other Issuing Banks Party Hereto ________________________________________ JPMORGAN CHASE BANK, N.A., WELLS FARGO SECURITIES, LLC, CITIBANK, N.A., KEYBANC CAPITAL MARKETS INC., BANK OF AMERICA, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, TRUIST SECURITIES, INC., ROYAL BANK OF CANADA, PNC BANK, NATIONAL ASSOCIATION, GOLDMAN SACHS BANK USA, BARCLAYS BANK PLC, CAPITAL ONE, NATIONAL ASSOCIATION and TD SECURITIES (USA) LLC as Joint Lead Arrangers and Joint Bookrunners

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS Section 1.01 Terms Defined Above ......................................................................................... 2 Section 1.02 Certain Defined Terms ........................................................................................ 2 Section 1.03 Types of Loans and Borrowings ....................................................................... 43 Section 1.04 Terms Generally; Rules of Construction .......................................................... 44 Section 1.05 Accounting Terms and Determinations; GAAP ............................................... 44 Section 1.06 Divisions ........................................................................................................... 45 ARTICLE II THE REVOLVING CREDIT FACILITY Section 2.01 Commitments .................................................................................................... 45 Section 2.02 Revolving Credit Loans and Borrowings ......................................................... 46 Section 2.03 Requests for Revolving Credit Borrowings ...................................................... 48 Section 2.04 Funding of Revolving Credit Borrowings ........................................................ 49 Section 2.05 Termination and Reduction of Aggregate Maximum Credit Amounts ............ 51 Section 2.06 Borrowing Base ................................................................................................ 51 Section 2.07 Letters of Credit ................................................................................................ 55 ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST ON REVOLVING CREDIT LOANS; PREPAYMENTS OF REVOLVING CREDIT LOANS; FEES Section 3.01 Repayment of Revolving Credit Loans ............................................................. 64 Section 3.02 Interest on Revolving Credit Loans .................................................................. 64 Section 3.03 Prepayments of Revolving Credit Loans .......................................................... 65 Section 3.04 Fees ................................................................................................................... 68 ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs ........................ 69 Section 4.02 Deductions by the Administrative Agent; Defaulting Lender .......................... 70 Section 4.03 Disposition of Proceeds .................................................................................... 72 ARTICLE V INCREASED COSTS; REIMBURSEMENT OF PREPAYMENT COSTS; TAXES Section 5.01 Increased Costs ................................................................................................. 72 Section 5.02 Reimbursement of Prepayment Costs ............................................................... 74 Section 5.03 Taxes ................................................................................................................. 75 Section 5.04 Mitigation Obligations; Designation of Different Lending Office ................... 79 Section 5.05 Replacement of Lenders ................................................................................... 79 Section 5.06 Illegality ............................................................................................................ 80 Section 5.07 Right of Lenders to Fund through Branches and Affiliates .............................. 80 Section 5.08 Alternate Rate of Interest .................................................................................. 80

ii Section 5.09 Interest Rates; Benchmark Notifications .......................................................... 83 ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Effective Date ................................................................................................... 84 Section 6.02 Each Credit Event ............................................................................................. 88 ARTICLE VII REPRESENTATIONS AND WARRANTIES Section 7.01 Organization; Powers ........................................................................................ 89 Section 7.02 Authority; Enforceability .................................................................................. 89 Section 7.03 Approvals; No Conflicts ................................................................................... 89 Section 7.04 Financial Condition; No Material Adverse Change .......................................... 89 Section 7.05 Litigation ........................................................................................................... 90 Section 7.06 Environmental Matters...................................................................................... 90 Section 7.07 Compliance with the Laws and Agreements; No Defaults ............................... 91 Section 7.08 Investment Company Act ................................................................................. 92 Section 7.09 Taxes ................................................................................................................. 92 Section 7.10 ERISA ............................................................................................................... 92 Section 7.11 Disclosure; No Material Misstatements ............................................................ 93 Section 7.12 Insurance ........................................................................................................... 93 Section 7.13 Restriction on Liens .......................................................................................... 93 Section 7.14 Subsidiaries ....................................................................................................... 93 Section 7.15 Location of Business and Offices ..................................................................... 94 Section 7.16 Properties; Titles, Etc. ....................................................................................... 94 Section 7.17 Maintenance of Properties ................................................................................ 94 Section 7.18 Marketing of Production ................................................................................... 95 Section 7.19 Swap Agreements ............................................................................................. 95 Section 7.20 Use of Loans and Letters of Credit ................................................................... 95 Section 7.21 Solvency ............................................................................................................ 95 Section 7.22 Anti-Corruption Laws and Sanctions................................................................ 96 Section 7.23 Affected Financial Institutions .......................................................................... 96 Section 7.24 Security Instruments ......................................................................................... 96 Section 7.25 Plan Assets; Prohibited Transactions ................................................................ 96 ARTICLE VIII AFFIRMATIVE COVENANTS Section 8.01 Financial Statements; Other Information .......................................................... 97 Section 8.02 Notices of Material Events................................................................................ 99 Section 8.03 Existence; Conduct of Business ...................................................................... 100 Section 8.04 Payment of Obligations................................................................................... 100 Section 8.05 Performance of Obligations under Loan Documents...................................... 100 Section 8.06 Operation and Maintenance of Properties....................................................... 101 Section 8.07 Insurance ......................................................................................................... 101 Section 8.08 Books and Records; Inspection Rights ........................................................... 102 Section 8.09 Compliance with Laws ................................................................................... 102 Section 8.10 Environmental Matters.................................................................................... 102

iii Section 8.11 Further Assurances.......................................................................................... 103 Section 8.12 Reserve Reports .............................................................................................. 103 Section 8.13 Title Information ............................................................................................. 104 Section 8.14 Additional Collateral; Additional Guarantors ................................................. 105 Section 8.15 ERISA Compliance ......................................................................................... 106 Section 8.16 Marketing Activities ....................................................................................... 107 Section 8.17 Unrestricted Subsidiaries ................................................................................ 107 Section 8.18 Account Control Agreements ......................................................................... 108 ARTICLE IX NEGATIVE COVENANTS Section 9.01 Financial Covenants ........................................................................................ 109 Section 9.02 Debt ................................................................................................................. 109 Section 9.03 Liens ................................................................................................................ 111 Section 9.04 Restricted Payments ........................................................................................ 112 Section 9.05 Investments, Loans and Advances .................................................................. 113 Section 9.06 Nature of Business .......................................................................................... 114 Section 9.07 Proceeds of Loans ........................................................................................... 114 Section 9.08 Mergers, Etc. ................................................................................................... 114 Section 9.09 Sale or Discount of Receivables ..................................................................... 115 Section 9.10 Sale of Properties ............................................................................................ 115 Section 9.11 Transactions with Affiliates ............................................................................ 116 Section 9.12 Subsidiaries ..................................................................................................... 117 Section 9.13 Negative Pledge Agreements; Dividend Restrictions ..................................... 117 Section 9.14 Swap Agreements ........................................................................................... 117 Section 9.15 Permitted Additional Debt Restrictions .......................................................... 119 Section 9.16 Amendments to Organizational Documents ................................................... 119 Section 9.17 Changes in Fiscal Periods ............................................................................... 119 ARTICLE X EVENTS OF DEFAULT; REMEDIES Section 10.01 Events of Default ............................................................................................ 119 Section 10.02 Remedies ......................................................................................................... 121 ARTICLE XI THE AGENTS Section 11.01 Authorization and Action ................................................................................ 123 Section 11.02 Administrative Agent’s Reliance, Indemnification, Etc. ................................ 126 Section 11.03 Posting of Communications ............................................................................ 127 Section 11.04 The Administrative Agent Individually .......................................................... 128 Section 11.05 Successor Administrative Agent ..................................................................... 128 Section 11.06 Acknowledgements of Lenders and Issuing Banks ........................................ 130 Section 11.07 Collateral Matters............................................................................................ 130 Section 11.08 Credit Bidding ................................................................................................. 131 Section 11.09 Certain ERISA Matters ................................................................................... 133 Section 11.10 Erroneous Payments........................................................................................ 135

iv ARTICLE XII MISCELLANEOUS Section 12.01 Notices ............................................................................................................ 136 Section 12.02 Waivers; Amendments .................................................................................... 136 Section 12.03 Expenses, Indemnity; Damage Waiver ........................................................... 138 Section 12.04 Successors and Assigns................................................................................... 141 Section 12.05 Survival; Revival; Reinstatement ................................................................... 144 Section 12.06 Counterparts; Integration; Effectiveness ......................................................... 145 Section 12.07 Severability ..................................................................................................... 145 Section 12.08 Right of Setoff................................................................................................. 145 Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY ................................................ 145 Section 12.10 Headings ......................................................................................................... 147 Section 12.11 Confidentiality ................................................................................................ 147 Section 12.12 Interest Rate Limitation .................................................................................. 147 Section 12.13 EXCULPATION PROVISIONS .................................................................... 148 Section 12.14 Collateral Matters; Swap Agreements; Cash Management ............................ 150 Section 12.15 No Third Party Beneficiaries .......................................................................... 150 Section 12.16 USA Patriot Act Notice .................................................................................. 151 Section 12.17 Keepwell ......................................................................................................... 151 Section 12.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 151 Section 12.19 Flood Insurance ............................................................................................... 152 Section 12.20 Intercreditor Agreements. ............................................................................... 152 Section 12.21 Acknowledgement Regarding Any Supported QFCs ..................................... 153 Section 12.22 Existing Credit Agreement ............................................................................. 154 Schedules and Exhibits: Schedule 1.1 Applicable Margin Schedule 1.2 Allocations Schedule 1.3 Compliance Information Schedule 1.4 Schedule 1.5 Schedule 7.04(c) Existing Specified Letters of Credit Other Secured Swap Agreements Material Debt and Liabilities Schedule 7.05 Litigation Schedule 7.06 Environmental Matters Schedule 7.14 Subsidiaries Schedule 7.18 Marketing Agreements Schedule 7.19 Swap Agreements Schedule 9.05 Investments Schedule 9.11 Affiliate Transactions Schedule 12.01 Notices Exhibit A Form of Revolving Credit Note Exhibit B Form of Revolving Credit Borrowing Request Exhibit C Form of Compliance Certificate

v Exhibit D Security Instruments Exhibit E Form of Assignment and Assumption Exhibit F Form of Notice of Issuance of Letter of Credit Exhibit G-1 Form of U.S. Tax Compliance Certificate (Foreign Lenders; not Partnerships) Exhibit G-2 Form of U.S. Tax Compliance Certificate (Foreign Participants; not Partnerships) Exhibit G-3 Form of U.S. Tax Compliance Certificate (Foreign Participants; Partnerships) Exhibit G-4 Form of U.S. Tax Compliance Certificate (Foreign Lenders; Partnerships)

1 AMENDED AND RESTATED CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 2021, is among CIVITAS RESOURCES, INC., a Delaware corporation (formerly known as Bonanza Creek Energy, Inc.) (the “Borrower”), each of the Lenders from time to time party hereto, JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and each of the other parties from time to time party hereto. RECITALS A. The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Credit Agreement dated as of December 7, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower. B. The Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Agreement and Plan of Merger dated as of May 9, 2021 (as executed, without giving effect to any subsequent amendment or modification thereto except to the extent not prohibited by the terms hereof, the “Extraction Merger Agreement”), among the Borrower, as “Parent”, Raptor Eagle Merger Sub, Inc., a Delaware corporation and wholly-owned Domestic Subsidiary of the Borrower (“Eagle Merger Sub”), as “Merger Sub”, and Extraction Oil & Gas, Inc., a Delaware corporation (“Extraction”), as “Company”. Pursuant to the Extraction Merger Agreement, Eagle Merger Sub will be merged with and into Extraction, with Extraction being the surviving corporation as a wholly-owned Domestic Subsidiary of the Borrower (such transaction, as further described in the Extraction Merger Agreement, the “Extraction Merger”). C. Furthermore, the Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Agreement and Plan of Merger dated as of June 6, 2021 (as executed, without giving effect to any subsequent amendment or modification thereto except to the extent not prohibited by the terms hereof, the “Crestone Merger Agreement”), among the Borrower, as “Parent”, Raptor Condor Merger Sub 1, Inc., a Delaware corporation and wholly- owned Domestic Subsidiary of the Borrower (“Condor Merger Sub 1”), as “Merger Sub 1”, Raptor Condor Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned Domestic Subsidiary of the Borrower (“Condor Merger Sub 2”), as “Merger Sub 2”, Crestone Peak Resources LP, a Delaware limited partnership, as “CPR”, CPPIB Crestone Peak Resources America Inc., a Delaware corporation (“Crestone”) as “Company”, Crestone Peak Resources Management LP, a Delaware limited partnership, as “CPR Management LP” and, in certain limited capacities, Extraction. Pursuant to the Crestone Merger Agreement, (i) Condor Merger Sub 1 will be merged with and into Crestone, with Crestone being the surviving corporation as a wholly- owned Domestic Subsidiary of the Borrower (“Surviving Corporation”, and such transaction, as further described in the Crestone Merger Agreement, the “Surviving Corporation Merger”) and (ii) Surviving Corporation will be merged with and into Condor Merger Sub 2, with Condor Merger Sub 2 being the surviving entity as a wholly-owned Domestic Subsidiary of the Borrower (such transaction, as further described in the Crestone Merger Agreement, the “Condor Merger

2 Sub 2 Merger” and together with the Surviving Corporation Merger, collectively, the “Crestone Merger”). D. The parties hereto desire to amend and restate the Existing Credit Agreement in the form of this Agreement to (i) reflect the Extraction Merger and the Crestone Merger and (ii) amend certain other terms of the Existing Credit Agreement in certain respects as provided in this Agreement. E. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree that the Existing Credit Agreement shall be amended and restated in its entirety on (and subject to) the terms and conditions set forth herein. ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above. Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “5.00% Senior Notes” means those certain 5.00% Senior Notes due October 15, 2026 issued by the Borrower in the original aggregate principal amount of $400,000,000, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to Section 9.15. “7.50% Senior Notes” means those certain 7.50% Senior Notes due April 30, 2026 issued by the Borrower in the original aggregate principal amount of $100,000,000, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to Section 9.15. “ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Adjusted Daily Simple SOFR” means, with respect to any RFR Borrowing, an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR” means, with respect to any Term Benchmark Borrowing for any Interest Period or for any ABR Borrowing based on the Adjusted Term SOFR, an interest rate per annum equal to (a) the Term SOFR for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

3 “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agents” means, collectively, the Administrative Agent and the Documentation Agent; and “Agent” means any of the Administrative Agent or the Documentation Agent, as the context requires. “Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.05. As of the Fourth Amendment Effective Date, the Aggregate Maximum Credit Amounts of the Revolving Credit Lenders is $4,000,000,000. “Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR for a one month Interest Period as published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1%); provided that for the purpose of this definition, the Adjusted Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 5.08 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 5.08(b)), then the Alternate Base Rate shall be the greater of clause (a) and clause (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than one and one-half percent (1.50%), such rate shall be deemed to be one and one-half percent (1.50%) for purposes of this Agreement. “Annualized EBITDAX” means for each of the Rolling Periods ending December 31, 2021, March 31, 2022 and June 30, 2022, (a) EBITDAX for such Rolling Period multiplied by (b) the factor for such Rolling Period set forth in the table below: Rolling Period Ending Factor December 31, 2021 4

4 Rolling Period Ending Factor March 31, 2022 2 June 30, 2022 4/3 “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering. “Applicable Margin” means, with respect to any ABR Revolving Credit Loan, Term Benchmark Revolving Credit Loan or, to the extent then available, RFR Loan, as the case may be, (i) for any day during a Borrowing Base Period, the rate per annum set forth in the Commitment Utilization Grid set forth on Schedule 1.1 under clause (i) and based upon the Commitment Utilization Percentage then in effect and (ii) for any day during an Investment Grade Period, the rate per annum set forth in the Index Debt Rating Grid set forth on Schedule 1.1 under clause (ii) and based upon the Applicable Rating Level then in effect. “Applicable Rating Level” means, for any day during any Investment Grade Period, the higher of the ratings by Moody’s or S&P, respectively, applicable on such day to the Index Debt. For purposes of the foregoing, if the ratings established by Moody’s or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by Moody’s or S&P, as applicable, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders. Each change in the Applicable Rating Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either Moody’s or S&P shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend these terms to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rating Level shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Applicable Revolving Credit Percentage” means, with respect to any Revolving Credit Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Revolving Credit Lender’s Maximum Credit Amount as such percentage (which may be carried out to the seventh decimal place) is set forth on Schedule 1.2, provided that if the Commitments have terminated or expired, each Revolving Credit Lender’s Applicable Revolving Credit Percentages shall be determined based upon the Commitments most recently in effect. “Approved Counterparty” means (a) any Secured Swap Party, (b) any other Person if such Person or its credit support provider has a long term senior unsecured debt rating or corporate rating of A-/A3 by S&P or Moody’s (or their equivalent) or higher and (c) the Secured Non-Lender Swap Party, solely with respect to the Existing Secured Swap Agreements listed on Schedule 1.5 of the Secured Non-Lender Swap Party. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in revolving bank loans and similar extensions of credit

5 in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Petroleum Engineers” means Cawley, Gillespie & Associates, Inc., DeGolyer and MacNaughton Corp., Netherland, Sewell & Associates, Inc., Ryder Scott Company Petroleum Consultants, L.P., and any other independent petroleum engineers reasonably acceptable to the Administrative Agent and the Required Lenders. “Arrangers” means, collectively, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Citibank, N.A., KeyBanc Capital Markets Inc., Bank of America, N.A., Fifth Third Bank, National Association, U.S. Bank National Association, Truist Securities, Inc., Royal Bank of Canada, PNC Bank, National Association, Goldman Sachs Bank USA, Barclays Bank PLC, Capital One, National Association and TD Securities (USA), LLC, in each case, in their respective capacities as joint lead arrangers and joint bookrunners hereunder. “ASC 805” means Accounting Standards Codification No. 805 (Business Combinations), as issued by the Financial Accounting Standards Board. “ASC 815” means Accounting Standards Codification No. 815 (Derivatives and Hedging), as issued by the Financial Accounting Standards Board. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent. “Availability Period” means the period from and including the Effective Date to but excluding the Termination Date. “Available Borrowing Base” at any time during a Borrowing Base Period means the Borrowing Base at such time less the aggregate principal balance of Permitted Pari Term Loan Debt outstanding at such time. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.08(e). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from

6 time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Price Deck” means the Administrative Agent’s most recent internal price deck on a forward curve basis for each of oil, natural gas and other Hydrocarbons, as applicable, furnished to the Borrower by the Administrative Agent from time to time. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.08(b). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the Adjusted Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment,

7 or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any then-current Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (x) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (y) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or clause (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

8 “Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one of more of the following events with respect to such then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component), in each case, or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (a) or clause (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.08 and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.08. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31. C.F.R. § 1010.230.

9 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, or and (c) any Person whose assets include (for purposes of ERISA Section 3(42)the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” means, as to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority. “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.06, as the same may be adjusted from time to time pursuant to the Borrowing Base Adjustment Provisions. As of the Sixth Amendment Effective Date, the Borrowing Base is $3,400,000,000. “Borrowing Base Adjustment Provisions” means Section 2.06(e), Section 8.13(c) and Section 9.10, in each case which may adjust (as opposed to redetermine) the amount of the Borrowing Base during any Borrowing Base Period. “Borrowing Base Deficiency” means, as of any date during a Borrowing Base Period, the amount, if any, by which (a) the sum of (i) the aggregate Revolving Credit Exposure on such date plus (ii) the aggregate principal amount of Permitted Pari Term Loan Debt at such time exceeds (b) the Borrowing Base in effect on such date. “Borrowing Base Deficiency Notice” has the meaning assigned to such term in Section 3.03(c)(ii). “Borrowing Base Period” means (a) initially, the period beginning on the Effective Date and ending on the last day immediately prior to the commencement of an Investment Grade Period and (b) thereafter, any period other than an Investment Grade Period. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed; provided that, in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, any such day that is only a U.S. Government Securities Business Day. “Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent (as a first priority, perfected security interest), for the benefit of the Issuing Banks and the

10 Revolving Credit Lenders, cash in Dollars, at a location and pursuant to documentation in form and substance satisfactory to the Administrative Agent in its reasonable discretion. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that entered into a Cash Management Agreement with a Credit Party before or while such a Person was a Lender or an Affiliate of a Lender. “Change in Control” means: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) directors of the Borrower on the date of this Agreement or nominated or appointed by the board of directors of the Borrower or (ii) appointed by directors so nominated or appointed. “Change in Law” has the meaning ascribed to such term in Section 5.01(b). “Civitas EBITDAX” means, for the Rolling Periods ending on June 30, 2024, and September 30, 2024, EBITDAX for each such period attributed to the Borrower and its Restricted Subsidiaries (excluding Specified Pre-Consolidation EBITDAX for each such period). “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute. “Collateral” means all Property which is subject to a Lien under one or more Security Instruments. “Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Revolving Credit Lender’s Revolving Credit Exposure hereunder, as such commitment may be modified from time to time pursuant to Section 2.01(b) and Section 2.05 and modified from time to time pursuant to assignments by or to such Revolving Credit Lender pursuant to Section 12.04(b). The amount representing each Revolving Credit Lender’s Commitment shall at

11 any time be the least of such Revolving Credit Lender’s (a) Maximum Credit Amount, (b) Applicable Revolving Credit Percentage of the then effective Available Borrowing Base, and (c) Applicable Revolving Credit Percentage of the then effective Elected Loan Limit; provided that at any time during an Investment Grade Period, the amount representing each Revolving Credit Lender’s Commitment shall at any time be the lesser of such Revolving Credit Lender’s (x) Maximum Credit Amount and (y) Applicable Revolving Credit Percentage of the then effective Elected Loan Limit. “Commitment Fee Rate” means a rate per annum set forth in the Commitment Utilization Grid on Schedule 1.1. “Commitment Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Revolving Credit Lenders on such day, and the denominator of which is the lesser of the Available Borrowing Base and the Elected Loan Limit in effect on such day; provided that during an Investment Grade Period, the denominator shall be the Elected Loan Limit in effect on such day. “Commodities Account” has the meaning assigned to such term in the UCC. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Cash Balance” means the aggregate amount of (a) cash, (b) cash equivalents and (c) any other marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, held or owned by (either directly or indirectly), credited to the account of or that would otherwise be required to be reflected as an asset on the balance sheet of the Borrower or any other Credit Party; provided that the Consolidated Cash Balance shall exclude (i) any cash or cash equivalents for which the Borrower or any other Credit Party have issued checks or initiated wires or ACH transfers in order to utilize such cash or cash equivalents, (ii) cash or cash equivalents in an amount not to exceed $5,000,000 in the aggregate for which the Borrower or any other Credit Party in their respective good faith discretion, will issue checks or initiate wires or ACH transfers within five (5) Business Days in order to utilize such cash or cash equivalents, (iii) any cash or cash equivalents set aside to pay royalty obligations, working interest obligations, production payments and severance taxes of the Borrower or any other Credit Party then due and owing to third parties and for which the Borrower or such other Credit Party has issued checks or has initiated wires or ACH transfers (or, in their respective good faith discretion, will issue checks or initiate wires or ACH transfers within five (5) Business Days in order to make such payments), (iv) any cash or cash equivalents set aside to pay (1) payroll, (2) payroll taxes, (3) other taxes, (4) employee wage and benefit payments, and (5) trust and fiduciary obligations, of the Borrower or any other Credit Party then due and owing (or, in their respective good faith discretion, will become due and owing within five (5) Business Days), and (v) any cash or cash equivalents of the Borrower or any other Credit Party constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale

12 agreement with a third party that is not an Affiliate of the Borrower or any Credit Party containing customary provisions regarding the payment and refunding of such deposits and otherwise permitted under this Agreement. “Consolidated Interest Expense” means, for any period, the sum of aggregate interest expense and capitalized interest of the Borrower and the Restricted Subsidiaries determined on a consolidated basis for such period in accordance with GAAP. “Consolidated Net Income” means for any period, the consolidated net income (or loss) of the Borrower and its Restricted Subsidiaries, as applicable, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Borrower, or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, as applicable, (b) the undistributed earnings of any Restricted Subsidiary of the Borrower, to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or by any law applicable to such Restricted Subsidiary and (c) the income (or loss) of any Person in which any other Person (other than the Borrower or any of its Restricted Subsidiaries) has an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Borrower or any of its Restricted Subsidiaries during such period. “Consolidated Net Tangible Assets” means the total assets of the Borrower and its Consolidated Restricted Subsidiaries as of the most recent fiscal quarter end for which financial statements have been delivered or are required to have been delivered pursuant to Section 8.01, minus all current liabilities (excluding the current portion of any long-term debt) of the Borrower and its Consolidated Restricted Subsidiaries reflected on such financial statements and minus total goodwill and other intangible assets of the Borrower and its Consolidated Restricted Subsidiaries reflected on such financial statements, all calculated on a consolidated basis in accordance with GAAP. “Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries. “Consolidated Subsidiaries” means, for any Person, any subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP. “Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement” means a deposit account control agreement or securities account control agreement (or similar agreement), as applicable, in form and substance reasonably

13 satisfactory to the Administrative Agent, executed by the applicable Credit Party, the Administrative Agent and the relevant financial institution party thereto, which establishes the Administrative Agent’s control (within the meaning of Section 9-104 of the UCC) with respect to the applicable Deposit Account, Securities Account or Commodities Account covered thereby. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning given to such term in Section 12.21. “Credit Parties” shall mean the Borrower and the Guarantors, and “Credit Party” shall mean any one of them, as the context indicates or otherwise requires. “Current Assets” means, as of any date of determination, without duplication, the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the other Credit Parties at such date, plus the unused Commitments then available to be borrowed, but excluding all non-cash assets under ASC 410, 718 and 815. “Current Liabilities” means, as of any date of determination, without duplication, the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the other Credit Parties on such date, but excluding (a) all non-cash obligations under ASC 410, 718 and 815, (b) the current portion of (i) the Loans and obligations in respect of Letters of Credit under this Agreement or (ii) other Debt for borrowed money and Debt of the type described in clauses (c), (i) and (j) of the definition thereof, (c) the current portion of any deferred tax obligations and (d) the current portion of any production tax liability so long as the Leverage Ratio (calculated without giving effect to clause (b) of the definition of “Total Debt”) does not exceed 1.50 to 1.00. “Current Ratio” means, as of any date of determination, the ratio of Current Assets of the Borrower and the other Credit Parties to Current Liabilities of the Borrower and the other Credit Parties as of such date. “Daily Simple SOFR” means, for any day (a “SOFR Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (a) if such SOFR Day is a U.S. Government Securities Business Day, such SOFR Day or (b) if such SOFR Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

14 “Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bankers’ acceptances, debentures, notes, bonds or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bank guarantees and similar instruments; (c) all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property; (d) all obligations under Capital Leases or Synthetic Leases; (e) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person to the extent of the value of the Property of such Person which is subject to a Lien securing such Debt, whether or not such Debt is assumed by such Person; (f) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made, including by means of obligations to pay for goods or services even if such goods or services are not actually taken, received or utilized) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (g) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (h) all Disqualified Capital Stock; (i) all obligations of such Person to deliver commodities, goods or services, including, without limitation Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; and (j) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP; provided, however, that “Debt” does not include (i) obligations with respect to surety, performance or appeal bonds and similar instruments, or (ii) trade accounts payable and similar accounts payable for goods and services to the extent such accounts payable are due not later than ninety (90) days after the later of the invoicing thereof or the delivery of such goods or the performance of such services. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

15 “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Applicable Revolving Credit Percentage of any Revolving Credit Loans within two (2) Business Days of the date such Revolving Credit Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent, any Issuing Bank or any Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank in writing that it does not intend or expect to comply with its funding obligations hereunder or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by the Administrative Agent, any Issuing Bank or any other Lender, acting in good faith, to confirm in writing that it will comply with its prospective funding obligations hereunder (and is financially able to meet such obligations); provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the requesting party and the Administrative Agent of such written confirmation in form and substance satisfactory to such requesting party and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority, so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender; provided, further, that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or a direct or indirect parent company under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not be deemed to result in an event described in clause (d) hereof so long as such appointment does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets or permit such Lender (or such administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official or Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower, each Issuing Bank and each Lender.

16 “Defaulting Lender’s Unfunded Portion” means such Defaulting Lender’s Applicable Revolving Credit Percentage of the Aggregate Maximum Credit Amount minus the aggregate principal amount of all Revolving Credit Loans funded by the Defaulting Lender. “Deposit Account” has the meaning assigned to such term in the UCC. “Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part (but if in part only with respect to such amount that meets the criteria set forth in this definition), on or prior to the date that is one year after the Revolving Credit Maturity Date. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia. “EBITDAX” means, subject to the last sentence of this definition, with respect to the Borrower and its Restricted Subsidiaries for any period, Consolidated Net Income for such period; plus without duplication and to the extent deducted in the calculation of Consolidated Net Income for such period, the sum of (a) income or franchise Taxes paid or accrued; (b) Consolidated Interest Expense; (c) amortization, depletion and depreciation expense; (d) any non-cash losses or charges on any Swap Agreement resulting from the requirements of Accounting Standards Codification Section 815-10 (as successor to FASB Statement 133) for that period; (e) oil and gas exploration expenses (including all drilling, completion, geological and geophysical costs) for such period; (f) losses from Transfers of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring losses; (g) to the extent actually reimbursed by insurance providers, expenses with respect to liability or casualty events or business interruption; and (h) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); minus, to the extent included in the calculation of Consolidated Net Income, the sum of (i) any non-cash gains on any Swap Agreements resulting from the requirements of Accounting Standards Codification Section 815-10 (as successor to FASB Statement 133) for that period; (ii) extraordinary or non-recurring gains; (iii) gains from Transfers of assets (other than Hydrocarbons produced in the ordinary course of business); and (iv) cancellation of indebtedness income and other non-cash gains; provided that, with respect to the determination of Borrower’s Leverage Ratio for any Rolling Period, EBITDAX shall be adjusted to give effect, on a pro forma basis and consistent with GAAP, to any acquisitions or Transfers made during such period as if such acquisition or Transfer, as the case may be, was made at the beginning of such period. Notwithstanding anything to the contrary contained herein, (A) for the Rolling Period ending June 30, 2024, EBITDAX shall be deemed to be the sum of (1) Civitas EBITDAX for such Rolling Period plus (2) the Specified Pre-Consolidation EBITDAX Amount for such Rolling Period and (B) for the Rolling Period ending September 30, 2024, EBITDAX shall be deemed to be the sum

17 of (1) Civitas EBITDAX for such Rolling Period plus (2) the Specified Pre-Consolidation EBITDAX Amount for such Rolling Period. “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02). “Elected Loan Limit” has the meaning assigned such term in Section 2.01(b)(i). “Engineering Reports” has the meaning assigned to such term in Section 2.06(c)(i). “Environmental Laws” means any and all Governmental Requirements pertaining in any way to public health, the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which the Borrower or any of its Subsidiaries is conducting, or at any time has conducted, business, or where any Property of the Borrower or any of its Subsidiaries is located, including, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Law, as amended, and other environmental conservation or protection Governmental Requirements. “Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

18 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) a “Reportable Event” described in section 4043 of ERISA or the regulations issued thereunder with respect to a Plan, other than a Reportable Event as to which the provisions of thirty (30) days’ notice to the PBGC is expressly waived under applicable regulations, (b) the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in section 4001(a)(2) of ERISA, (c) the filing of a standard termination notice with the PBGC or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to section 4202 of ERISA (f) the failure to satisfy the minimum funding standards with respect to any Plan (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (g) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (h) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (i) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or (j) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning assigned to such term in Section 10.01. “Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens of law arising in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas

19 partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of any material Property covered by such Lien for the purposes for which such Property is held by any Credit Party or materially impair the value of any material Property subject thereto; (e) banker’s liens, rights of set-off or similar rights and remedies arising in the ordinary course of business and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations, zoning and land use requirements and other title defects in any Property of any Credit Party, that in each case do not secure Debt and that in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by any Credit Party or materially impair the value of such Property subject thereto; (g) Liens to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations, obligations in respect of workers’ compensation, unemployment insurance or other forms of government benefits or insurance and other obligations of a like nature incurred in the ordinary course of business; (h) Liens, titles and interests of lessors (including sub-lessors) of property leased by such lessors to Borrower or any Subsidiary, restrictions and prohibitions on encumbrances and transferability with respect to such property and any Credit Party’s interests therein imposed by such leases, and Liens and encumbrances encumbering such lessors’ titles and interests in such property and to which any Credit Party’s leasehold interests may be subject or subordinate, in each case, whether or not evidenced by UCC financing statement filings or other documents of record, provided that such Liens do not encumber Property of any Credit Party other than the Property that is the subject of such leases and items located thereon; (i) Liens, titles and interests of licensors of software and other intangible property licensed by such licensors to any Credit Party, restrictions and prohibitions on encumbrances and transferability with respect to such property and any Credit Party’s interests therein imposed by such licenses, and Liens and encumbrances encumbering such licensors’ titles and interests in such property and to which any Credit Party’s license interests may be subject or subordinate, in each case, whether or not evidenced by UCC financing statement filings or other documents of record, provided that such Liens do not secure Debt of any Credit Party and do not encumber Property of any Credit Party other than the Property that is the subject of such licenses; (j) judgment and attachment Liens not giving rise to an Event of Default and (k) Liens of issuers of commercial letters of credit or similar undertakings on the goods that are the subject of such letters of credit or undertakings. Provisions in the Loan Documents allowing Excepted Liens or other Permitted Liens on any item of Property shall be construed to allow such Excepted Liens and other Permitted Liens also to cover any improvements, fixtures or accessions to such Property and the proceeds of such Property, improvements, fixtures or accessions. No intention to subordinate any Lien granted in favor of

20 the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of any Excepted Liens. “Excluded Account” means (a) each account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Credit Parties, (b) fiduciary, trust or escrow accounts, (c) “zero balance” accounts, (d) any account that is pledged to a third party to the extent such Lien is a Permitted Lien, (e) accounts all or substantially all of the deposits in which consist of monies of third parties, including working interest owners, royalty owners and the like, and (f) other accounts so long as the aggregate average daily maximum balance in any such other account over a 30-day period does not at any time exceed $1,000,000; provided that the aggregate daily maximum balance for all such bank accounts excluded pursuant to this clause (f) on any day shall not exceed $2,000,000. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 12.17 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent, any Lender, an Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by net income (however denominated), franchise taxes (including New York margin tax), and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office is located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender (other than an assignee pursuant to a request by the Borrower under Section 5.05), any United States federal withholding tax that is imposed on amounts payable to such Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c), (c) taxes attributable to such recipient’s failure to comply with Section 5.03(e) or Section 5.03(f), or a failure to comply with the provisions of Section 12.04(b)(viii) relating to the maintenance of a Participant Register and (d) any United States federal withholding taxes imposed by FATCA.

21 “Existing Secured Swap Agreements” means (a) any Swap Agreements existing on the Effective Date between any Credit Party and a Lender or an Affiliate of a Lender that were entered into (i) prior to the Effective Date or (ii) on the Effective Date for any novations, transactions or confirmations in respect of such Swap Agreements and (b) the Swap Agreements listed on Schedule 1.5 hereto between a Credit Party and the Secured Non-Lender Swap Party that were entered into (i) prior to the Effective Date between a Credit Party and the Secured Non-Lender Swap Party or (ii) on the Effective Date for any novations, transactions or confirmations in respect of such Swap Agreements. “Existing Specified Letter of Credit” shall mean the letters of credit described on Schedule 1.4 hereto, including the letters of credit originally issued by an Issuing Bank under the Extraction Credit Agreement and the Crestone Credit Agreement. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement. “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the NYFRB, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. “Fee Letter” means that certain Fee Letter dated November 1, 2021, among the Borrower and JPMorgan Chase Bank, N.A., as amended, restated, replaced, supplemented or otherwise modified from time to time. “Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Fifth Amendment Acquisition” has the meaning given to such term in the Fifth Amendment. “Fifth Amendment Acquisition Additional Indebtedness” means (a) customary unsecured “bridge” loan facilities, (b) senior unsecured notes or convertible notes, or (c) any combination of the foregoing, in each case, solely to the extent (i) incurred during the period between the Fifth Amendment Effective Date and January 31, 2024, (ii) that the intended use of proceeds thereof is to fund a portion of the purchase price for the Fifth Amendment Acquisition and related expenses, and (iii) that the aggregate principal amount thereof does not exceed $1,500,000,000.

22 “Fifth Amendment Acquisition Target” means the assets acquired by the Borrower and its Restricted Subsidiaries in connection with the Fifth Amendment Acquisition. “Fifth Amendment Effective Date” means October 6, 2023. “Financial Officer” means, for any Person, the chief executive officer, chief financial officer, principal accounting officer, general counsel, treasurer, assistant treasurer, controller or other natural person principally responsible for the financial matters of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower. “Financial Statements” means the financial statement or statements of the Borrower and the other Credit Parties referred to in Section 7.04(a). “First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of December 21, 2021, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Fitch” means Fitch Ratings, Inc. and any successor thereto that is a nationally recognized rating agency. “Flood Insurance Regulations” has the meaning assigned to such term in Section 12.19. “Floor” means the benchmark rate floor, if any, provided in this Agreement (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR or the Adjusted Daily Simple SOFR, as applicable. As of the Second Amendment Effective Date, the Floor for the Adjusted Term SOFR and the Adjusted Daily Simple SOFR shall be 0.50%. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Fourth Amendment Effective Date” means August 2, 2023. “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05. “Gas Balancing Agreement” means any agreement or arrangement whereby the Borrower or any other Credit Party, or any other party having an interest in any Hydrocarbons to be produced

23 from Oil and Gas Properties in which the Borrower or any other Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including without limitation any supranational bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority. “Guarantee” of or by any Person (in this definition, the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantee Agreement” means that certain Amended and Restated Guarantee Agreement executed by the Guarantors on the Effective Date, in form and substance satisfactory to the Administrative Agent (which satisfaction the Administrative Agent hereby confirms by its execution of this Agreement) unconditionally guarantying on a joint and several basis payment of the Obligations, as the same may be amended, modified or supplemented from time to time. “Guarantors” means the Borrower (with respect to the Obligations of the other Credit Parties) and each Subsidiary of the Borrower that guarantees the Obligations pursuant to Section 8.14(b) and each other Person executing a Guarantee Agreement. “Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law including: any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance”, “hazardous material”, “hazardous waste”, “solid waste”, “toxic waste”, “extremely hazardous substance”, “toxic substance”, “contaminant”, “pollutant”, or words of similar meaning

24 or import found in any applicable Environmental Law; Hydrocarbons, petroleum products, petroleum substances, oil and gas waste, and any components, fractions, or derivatives thereof; and radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes. “Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof. “Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature. Unless otherwise indicated herein, each reference to the term “Hydrocarbon Interests” shall mean Hydrocarbon Interests of the Credit Parties. “Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom. “Increased Costs” has the meaning ascribed to such term in Section 5.01(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Index Debt” means the senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person (other than the Guarantors) or subject to any other credit enhancement. “Industry Competitor” means any Person (other than any Credit Party or any of their Affiliates or Subsidiaries) that is readily identifiable on the basis of its name and actively engaged as one of its principal businesses in the exploration, development, production, gathering, marketing or transportation of Oil and Gas Properties; provided, the term “Industry Competitor” is deemed to exclude any Lender, any Approved Fund or any of their respective Affiliates, in each case that is actively engaged in the making of revolving loans. “Initial Reserve Report” means, collectively, the reserve reports prepared by Ryder Scott Company Petroleum Consultants, L.P., and Netherland, Sewell & Associates, Inc., setting forth as of December 31, 2020, the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries (including any Restricted Subsidiary of the Borrower after giving effect to the Extraction Merger and the Crestone Merger), as supplemented by the Engineering Reports prepared by the Borrower and its Restricted Subsidiaries dated as of May 1, 2021, and utilized by the Administrative Agent and the Lenders in determining the initial Borrowing Base hereunder.

25 “Intercreditor Agreement” means any Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable. “Interest Payment Date” means (a) with respect to any ABR Revolving Credit Loan, (i) the last day of each calendar quarter and (ii) the Revolving Credit Maturity Date, (b) with respect to any RFR Loan, (i) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (ii) the Revolving Credit Maturity Date, and (c) with respect to any Term Benchmark Revolving Credit Loan, (i) the last day of the Interest Period applicable to the Revolving Credit Borrowing of which such Revolving Credit Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months’ duration after the first day of such Interest Period and (ii) the Revolving Credit Maturity Date. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that if (a) any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 5.08(e) and not thereafter reinstated pursuant to such Section 5.08(e) shall be available for specification in such Revolving Credit Borrowing Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interim Redetermination” has the meaning assigned to such term in Section 2.06(b). “Interim Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.06(d). “Investment” means, for any Person: the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person; or the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person; the purchase or acquisition (in one or a series of transactions) of all or substantially all of the assets of any other Person; or the entering into of any guarantee of, or other surety obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt of any other Person.

26 “Investment Grade Election” means a written notice delivered by the Borrower to the Administrative Agent of its election to enter into an Investment Grade Period, together with a certificate of a Responsible Officer of the Borrower confirming that as of such date, (a) the Borrower has an Investment Grade Rating from one or more of Moody’s and S&P, (b) no Default or Event of Default has occurred and is continuing, (c) the release of any Lien on, or other security interest in, the Mortgaged Property or other collateral encumbered by the Security Instruments does not violate the terms of any Secured Swap Agreement or Cash Management Agreement with a Cash Management Bank, (d) any Swap Agreements and Cash Management Agreements of the Borrower and its Subsidiaries are not otherwise secured, except to the extent secured by a Lien otherwise permitted under the Loan Documents and (e) all liens securing any Permitted Additional Debt or Permitted Pari Term Loan Debt, as applicable, then outstanding will be contemporaneously released concurrently with the release of all liens created by the Security Instruments. “Investment Grade Period” means any period commencing on the date the Borrower delivers an Investment Grade Election to the Administrative Agent (so long as the Borrower has an Investment Grade Rating from one or more of Moody’s and S&P at such time) and ending with the earlier to occur of (a) the date the Borrower elects in writing to the Administrative Agent to exit such Investment Grade Period and (b) the first date following the beginning of such Investment Grade Period on which the Borrower receives an Index Debt rating from Moody’s and S&P below (i) Ba1 and (ii) BB+, respectively. “Investment Grade Rating” means, with respect to (a) Moody’s, an Index Debt rating of Baa3 or better, (b) S&P, an Index Debt rating of BBB- or better and (c) Fitch, an Index Debt rating of BBB- or better. “Issuing Bank” means (a) JPMorgan Chase Bank, N.A., Bank of America, N.A., KeyBank National Association and Wells Fargo Bank, National Association, and (b) if requested by the Borrower and reasonably acceptable to the Administrative Agent, any other Person who is a Lender at the time of such request and who accepts such appointment in writing with the Borrower and the Administrative Agent, in their respective capacities as issuers of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. References herein and in the Loan Documents to the Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires. “Issuing Office” means such office as each Issuing Bank shall designate as its Issuing Office. “Junior Lien Intercreditor Agreement” means a customary intercreditor agreement providing for, among other things, (x) the subordination of the Liens on the property and assets of the Borrower and the other Credit Parties securing any Permitted Additional Debt or any Permitted Refinancing thereof to the Liens on such property and assets securing the Obligations and (y) the relative rights and other creditors’ rights, as between the holders of the Obligations and the holders of any such Permitted Additional Debt or Permitted Refinancing thereof, by and among the Administrative Agent, the Borrower, the other Credit Parties, the collateral agents or

27 representatives for the holders of the relevant Debt and the other parties thereto in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders. “L/C Indemnified Amounts” has the meaning assigned to such term in Section 2.07(i). “L/C Indemnified Person” has the meaning assigned to such term in Section 2.07(i). “Lenders” means the Persons listed on Schedule 1.2 and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Letter of Credit Sublimit” means, with respect to each Issuing Bank, $30,000,000. “Letter(s) of Credit” means, subject to Section 12.22, any standby letters of credit issued by any Issuing Bank at the request of the Borrower pursuant to Section 2.07, including any Existing Specified Letter of Credit. “Letter of Credit Agreement” means, collectively, the letter of credit application and related documentation executed and/or delivered by the Borrower in respect of each Letter of Credit, in each case satisfactory to the applicable Issuing Bank in its reasonable discretion, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Letter of Credit Documents” has the meaning assigned to such term in Section 2.07(g)(i). “Letter of Credit Fees” means the fees payable in connection with Letters of Credit pursuant to Section 2.07(d)(i)(A) and Section 2.07(d)(i)(B). “Letter of Credit Maximum Amount” means $50,000,000. “Letter of Credit Obligations” means at any date of determination, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, and (b) the aggregate amount of Reimbursement Obligations which remain unpaid as of such date. “Letter of Credit Payment” means any amount paid or required to be paid by an Issuing Bank in its capacity hereunder as issuer of a Letter of Credit as a result of a draft or other demand for payment under any Letter of Credit. “Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Net Debt as of such day to (b) (i) if the Leverage Ratio is being calculated for purposes of Section 9.01(b), EBITDAX (or, in the case of the Rolling Periods ending on December 31, 2021, March 31, 2022 and June 30, 2022, Annualized EBITDAX) for the Rolling Period ending on the relevant March 31st, June 30th, September 30th or December 31st, or (ii) if the Leverage Ratio is being calculated for a purpose other than testing compliance with Section 9.01(b), EBITDAX for the most recently ended Rolling Period for which financial statements are available (or Annualized EBITDAX if the most recent Rolling Period for which financial statements are available is a Rolling Period ending on December 31, 2021, March 31, 2022 or June 30, 2022). Notwithstanding the foregoing, for all purposes of this definition, with respect to any calculation of the Leverage Ratio for a purpose other than testing compliance with Section 9.01(b) at any time prior to the delivery of financial

28 statements for the fiscal quarter ending December 31, 2021 pursuant to Section 8.01(a), EBITDAX shall be deemed to be $1,300,000,000. “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Credit Parties shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or lease under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing. “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Guarantee Agreement, any Intercreditor Agreement, and the Fee Letter. “Loans” means, collectively, the Revolving Credit Loans. “Majority Lenders” means at any time (a) so long as the Aggregate Maximum Credit Amount has not been terminated, the Non-Defaulting Lenders holding more than fifty percent (50%) of the aggregate Commitments and (b) if the Aggregate Maximum Credit Amount has been terminated (whether by maturity, acceleration or otherwise), the Non-Defaulting Lenders holding more than fifty percent (50%) of the aggregate principal amount then outstanding under the Revolving Credit Loans; provided that, for purposes of determining Majority Lenders hereunder, the Reimbursement Obligations shall be allocated among the Revolving Credit Lenders based on their respective Applicable Revolving Credit Percentages; provided, further, that, such calculations shall be made without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(b)(vi). “Material Adverse Effect” means a material adverse change in, or material adverse effect on, the business, operations, Property or financial condition of the Credit Parties taken as a whole, the ability of any Credit Party to perform any of its payment obligations under any Loan Document, the validity or enforceability of any Loan Document or the rights and remedies of or benefits available to the Administrative Agent, any other Agent, an Issuing Bank or any Lender under any Loan Document. “Material Gas Imbalance” means, with respect to all Gas Balancing Agreements to which the Borrower or any other Credit Party is a party or by which any Oil and Gas Property owned by the Borrower or another Credit Party is bound, a net overproduced gas imbalance to the Borrower and the other Credit Parties, taken as a whole, in excess of 110,000 Mcf. “Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Credit Parties in an aggregate principal amount exceeding the greater of (a) $50,000,000 and (b) (x) during a Borrowing Base Period, five percent (5%) of the Borrowing Base then in effect or (y) during an

29 Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Credit Party in respect of any Swap Agreement at any time shall be the Swap Termination Value. “Maximum Credit Amount” means, as to each Revolving Credit Lender, the amount set forth opposite such Revolving Credit Lender’s name on Schedule 1.2 under the caption “Maximum Credit Amount”, as the same may be reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.05(b) or modified from time to time pursuant to any assignment permitted by Section 12.04(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency. “Mortgaged Property” means any real or immovable Property owned by the Credit Parties which is subject to the Liens existing and to exist under the terms of the Security Instruments. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Cash Proceeds” means the aggregate cash payments received by any of the Credit Parties from any Transfer, the issuance of Equity Interests or the issuance of Debt, as the case may be, net of the ordinary and customary direct costs incurred in connection with such sale or issuance, as the case may be, such as legal, accounting and investment banking fees, sales commissions, and other third party charges, and net of property taxes, transfer taxes and any other taxes paid or payable by the Credit Parties in respect of any sale or issuance. “New Borrowing Base Notice” has the meaning assigned to such term in Section 2.06(d). “New Obligated Parties” has the meaning given to such term in the Fourth Amendment. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Notes” means, collectively, the Revolving Credit Notes. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a U.S. Government Securities Business Day, for the immediately preceding U.S. Government Securities Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

30 “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means any and all amounts owing or to be owing by the Credit Parties (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): to the Administrative Agent, an Issuing Bank, any Lender or any Affiliate of any Lender under any Loan Document; to any Secured Swap Party under any Secured Swap Agreement; to the Secured Non-Lender Swap Party under any Existing Secured Swap Agreement described on Schedule 1.5, but excluding any additional transactions or confirmations entered into with the Secured Non-Lender Swap Party (i) on the Effective Date, except for any novations, transactions or confirmations in respect of the Existing Secured Swap Agreements listed on Schedule 1.5 or (ii) after the Effective Date; to any Cash Management Bank under any Secured Cash Management Agreement including interest and fees that accrue after the commencement by or against any Credit Party or Affiliate thereof under any Federal, state, foreign bankruptcy, insolvency, receivership, or similar law naming such Person as the debtor in such proceeding, regardless of whether such interests and fees are allowed claims in such proceeding; and all renewals, extensions and/or rearrangements of any of the above; provided that the “Obligations” shall exclude any Excluded Swap Obligations. “Oil and Gas Properties” means all Hydrocarbon Interests, all Properties now or hereafter pooled or unitized with Hydrocarbon Interests, and all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests. Unless otherwise indicated herein, each reference to the term “Oil and Gas Properties” shall mean Oil and Gas Properties of the Credit Parties. “Other Connection Taxes” means, with respect to (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable, Taxes imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.05). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

31 “Pari Passu Intercreditor Agreement” means, with respect to any Permitted Pari Term Loan Debt, an intercreditor agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, that contains terms and conditions that are within the range of terms and conditions customary for intercreditor agreements that are of the type that govern intercreditor relationships between holders of senior secured credit facilities and holders of the same type of Debt as such Permitted Pari Term Loan Debt, as reasonably determined by the Administrative Agent and the Borrower. “Participant” has the meaning set forth in Section 12.04(b)(vi). “Participant Register” has the meaning assigned to such term in Section 12.04(b)(viii). “Payment” has the meaning set forth in Section 11.10(a). “Payment Notice” has the meaning set forth in Section 11.10(b). “PBGC” means the Pension Benefit Guaranty Corporation. “Permitted Additional Debt” means Debt in respect of the 7.50% Senior Notes, the 5.00% Senior Notes and any other Debt issued or incurred pursuant to Section 9.02(f), including the Guarantee of such Debt permitted in Section 9.02(d). “Permitted Lien” means any Lien permitted under Section 9.03. “Permitted Pari Term Loan Debt” means secured Debt (other than the Obligations) in the form of senior secured term loans or other debt securities (whether registered or privately placed), so long as (a) after giving pro forma effect to the incurrence of such Debt (and the use of proceeds thereof), the Secured Leverage Ratio shall not exceed 2.00 to 1.00, (b) at the time of and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom, (c) at the time of and immediately after giving effect to the incurrence of such Debt, the unused Commitments available to be borrowed is not less than 20% of the total Commitments then in effect, (d) such Debt has a stated maturity that is no earlier than one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance of such Permitted Pari Term Loan Debt; provided that such Debt may have customary springing maturity mechanics; provided, further, that any springing maturity date provided for in such Debt shall not, in any case, occur on or before the Stated Revolving Credit Maturity Date, (e) such Debt does not have any scheduled prepayment, amortization, or Redemption provisions prior to the date that is one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance (other than (i) customary change of control or asset sale tender offer provisions, (ii) special mandatory Redemption provisions in connection with the Specified Acquisitions and the Fifth Amendment Acquisition failing to close before a specified date, and (iii) scheduled amortization no greater than five percent (5%) per annum of the original principal amount of such Debt per year), (f) such Debt does not contain any financial covenants that are more restrictive than any financial covenants set forth in this Agreement (other than a customary collateral coverage ratio), (g) such Debt is on terms, taken as a whole, not materially less favorable to the Borrower and its Restricted Subsidiaries than market terms for similar senior secured term loans for borrowers of similar size and credit quality given the then prevailing market conditions, in each case as reasonably determined by the Borrower, (h)

32 such Debt is secured by Liens on all or a portion of the Collateral on a pari passu basis with the Liens on the Collateral securing the Obligations (it being understood that the determination as to whether such Liens are on a pari passu basis shall be made without regard to control of remedies) and is not secured by any assets of the Borrower or any Subsidiary other than the Collateral (and is not secured by any cash collateral provided in accordance herewith), (i) such Debt is not guaranteed by any subsidiary of the Borrower other than the Credit Parties or any Person that becomes a Credit Party in connection with the incurrence of such Debt, (j) the administrative agent, collateral agent, trustee and/or any similar representative acting on behalf of the holders of such Debt shall have become party to a Pari Passu Intercreditor Agreement, providing that the Liens on the Collateral securing such Debt shall rank equal in priority to the Liens on the Collateral securing the Obligations (it being understood that the determination as to whether such Liens rank equal in priority shall be made without regard to control of remedies), and (k) if such Debt is being incurred prior to the date on which either of the Specified Acquisitions is consummated and the proceeds of such Debt are intended to be used to fund a portion of the consideration for one or both of the Specified Acquisitions under the terms of such Debt, the Borrower or a Restricted Subsidiary must be irrevocably obligated to Redeem such Debt if neither of the Specified Acquisitions is consummated by a specified date. It is understood and agreed that, notwithstanding anything to the contrary contained herein, Permitted Pari Term Loan Debt may only be incurred in reliance on, and remain outstanding, pursuant to Section 9.02(j) and/or Section 9.02(g). “Permitted Refinancing” means any Debt of any Credit Party, and Debt constituting Guarantees thereof by any Credit Party, to the extent incurred or issued in exchange for, or to the extent the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund, existing Debt that is permitted under this Agreement, in whole or in part, from time to time; provided that (a) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of the Debt being refinanced (plus the amount of any premiums, accrued and unpaid interest and fees and expenses incurred in connection therewith), (b) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date which is one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance for such new Debt (except for any offer to redeem such Debt required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the applicable agreement governing the terms of such Debt), (c) if the Debt being refinanced is unsecured, then such Permitted Refinancing is unsecured, (d) if the Debt being refinanced is secured, then such Permitted Refinancing may be secured but only with the same priority as the Debt being refinanced and such Permitted Refinancing shall be subject to an Intercreditor Agreement, (e) no Subsidiary of the Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor, and (f) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all of the Obligations, the subordination provisions contained therein are either (x) at least as favorable to the Secured Parties as the subordination provisions contained in the Debt being refinanced or (y) reasonably satisfactory to the Administrative Agent and the Majority Lenders; provided that, in the case of any incurrence or issuance of Debt as to which only a portion of such incurred or issued Debt satisfies the foregoing conditions, the portion thereof that satisfies the foregoing conditions shall be deemed to constitute a Permitted Refinancing, notwithstanding that other portions of such incurred or issued Debt do not constitute a Permitted Refinancing.

33 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan, as defined in section 3(2) of ERISA, which is subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and which is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or with respect to which the Borrower, a Subsidiary or an ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate. “Plan Asset Regulations” means the regulations at 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights. “Proposed Borrowing Base” has the meaning assigned to such term in Section 2.06(c)(i). “Proposed Borrowing Base Notice” has the meaning assigned to such term in Section 2.06(c)(ii). “Proved Developed Producing Reserves” or “PDP Reserves” means “proved developed producing oil and gas reserves” as such term is defined by the SPE in its standards and guidelines. “Proved Reserves” or “Proved” means reserves that are “proved oil and gas reserves” and either (a) “proved developed producing oil and gas reserves”, (b) “proved developed non- producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), or (c) “proved undeveloped oil and gas reserves”, as such terms are defined by the SPE in its standards and guidelines. “Purchase Money Indebtedness” means Debt, the proceeds of which are used to finance the acquisition, construction, or improvement of inventory, equipment or other Property. “PV-9” means, with respect to any Proved Reserves expected to be produced from any of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in the most recently delivered Reserve Report, the net present value, discounted at 9% per annum, of the future net revenues expected to accrue to the Borrower’s and the other Credit Parties’ collective interests in such Proved Reserves during the remaining expected economic lives of such Proved Reserves, calculated in accordance with the most recent Bank Price Deck provided to the Borrower by the Administrative Agent (and giving effect to (a) estimated acquired Proved Reserves that were not

34 reflected in such Reserve Report, (b) estimated Proved Reserves attributable to extensions, discoveries and other additions and upward revisions of estimates of Proved Reserves since the date of such Reserve Report due to exploration, development or exploitation, production or other activities, which would, in accordance with standard industry practice, cause such revisions (including the impact to Proved Reserves and future net revenues from estimated development costs incurred and the accretion of discount since such year-end), (c) estimated Proved Reserves produced or disposed of since the date of such Reserve Report to the extent such estimated discounted future net revenues were included in such Reserve Report or such estimated reserves under clause (a) or clause (b) above, and (d) estimated Proved Reserves attributable to downward revisions of estimates of Proved Reserves since the date of such Reserve Report due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions); provided that the aggregate PV-9 attributable to Proved Reserves described in clause (b) or clause (c) of the definition thereof shall in no event exceed thirty-five percent (35%) of the aggregate PV-9. “PV-9 Coverage Ratio” means, as of any date of determination, the ratio of (a) PV-9 as reflected in the most recent Reserve Report delivered prior to such date of determination to (b) Total Net Debt of the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis as of such date of determination. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning given to such term in Section 12.21. “Qualified ECP Guarantor” shall mean, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Midstream Assets” means assets used in the gathering, distributing, marketing, treating, processing, transporting of, or storage, disposal, or other handling of, Hydrocarbons, water, sand, minerals, chemicals or other products or substances commonly created, used, recovered, produced or processed in the conduct of the oil and gas business, including compression, pumping, treatment and disposal facilities, gathering lines and systems, and other assets commonly considered midstream assets or useful in connection with the conduct of midstream operations, and for the avoidance of doubt, the Qualified Midstream Assets do not include any Oil and Gas Properties included in the Borrowing Base. “Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value of such Debt, including payments of cash in lieu of fractional shares in connection therewith. “Redeem” has the correlative meaning thereto. “Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.06(d).

35 “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR, 5:00 a.m. (Chicago time) on the day that is two (2) Business Days preceding the date of such setting, (b) if such Benchmark is the Daily Simple SOFR, 5:00 a.m. (New York time) on the day that is four (4) Business Days preceding the date of such setting or (c) if such Benchmark is neither the Term SOFR nor the Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned to such term in Section 12.04(b)(iv). “Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time. “Reimbursement Obligation(s)” means the aggregate amount of all unreimbursed drawings under all Letters of Credit (excluding for the avoidance of doubt, reimbursement obligations that are deemed satisfied pursuant to a deemed disbursement under Section 2.07(f)(iii)). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates. “Release” means any depositing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing. “Relevant Debt” has the meaning assigned to such term in Section 8.17(g). “Relevant Governmental Body” means the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB, or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR or (b) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Remedial Work” has the meaning assigned to such term in Section 8.10(a). “Required Lenders” means at any time (a) so long as the Aggregate Maximum Credit Amount has not been terminated, the Non-Defaulting Lenders holding more than sixty-six and two-thirds percent (66-2/3%) of the aggregate Commitments and (b) if the Aggregate Maximum Credit Amount has been terminated (whether by maturity, acceleration or otherwise), the Non- Defaulting Lenders holding more than sixty-six and two-thirds percent (66-2/3%) of the aggregate principal amount then outstanding under the Revolving Credit Loans; provided that, for purposes of determining Required Lenders hereunder, the Reimbursement Obligations shall be allocated among the Revolving Credit Lenders based on their respective Applicable Revolving Credit Percentages; provided, further, that, such calculations shall be made without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(b)(vi). “Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, on the dates required in Section 8.12 (or such other date in the

36 event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Credit Parties, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with the Administrative Agent’s lending requirements at the time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of the Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in any Credit Party, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Credit Party or any option, warrant or other right to acquire any such Equity Interests in any Credit Party. “Restricted Subsidiary” means any Domestic Subsidiary of the Borrower that is not an Unrestricted Subsidiary. “Revolving Credit Borrowing” means a Borrowing of a Revolving Credit Loan. “Revolving Credit Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 in the form attached hereto as Exhibit B. “Revolving Credit Exposure” means, with respect to any Revolving Credit Lender at any time, the sum of (a) the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans, and (b) its Applicable Revolving Credit Percentage of any outstanding Letter of Credit Obligations. “Revolving Credit Lenders” means the financial institutions from time to time parties hereto as lenders of Revolving Credit Loans. “Revolving Credit Loan” shall mean, subject to Section 12.22, a borrowing requested by the Borrower and made by the Revolving Credit Lenders under Section 2.01(a) of this Agreement, including without limitation any readvance, refunding or conversion of such borrowing and any deemed disbursement of a Loan in respect of a Letter of Credit under Section 2.07(f)(iii), and may include, subject to the terms hereof, Term Benchmark Loans and ABR Loans. “Revolving Credit Maturity Date” means the earlier to occur of (a) the date that is one hundred eighty (180) days prior to the scheduled maturity of any Permitted Additional Debt and (b) August 2, 2028 (the “Stated Revolving Credit Maturity Date”).

37 “Revolving Credit Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “Rolling Period” means (a) for the fiscal quarters ending on December 31, 2021, March 31, 2022 and June 30, 2022, the period commencing on October 1, 2021 and ending on the last day of such applicable fiscal quarter and (b) for any other fiscal quarter, the period of four (4) consecutive fiscal quarters ending on the last day of such applicable fiscal quarter. “Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions (which as of the Fourth Amendment Effective Date includes, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or other relevant sanctions authority. “Scheduled Redetermination” has the meaning assigned to such term in Section 2.06(b). “Scheduled Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.06(d). “SEC” means the Securities and Exchange Commission or any successor Governmental Authority. “Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Second Amendment Effective Date” means April 20, 2022. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Credit Party and any Cash Management Bank.

38 “Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Net Debt that is secured by a Lien on any Collateral as of such date to (b) EBITDAX for the most recently ended Rolling Period for which financial statements are available. “Secured Non-Lender Swap Party” means The Toronto-Dominion Bank as counterparty to the Credit Parties under the Existing Secured Swap Agreements listed on Schedule 1.5 so long as such counterparty is not a Lender or an Affiliate of a Lender. “Secured Party” means the Administrative Agent, each Issuing Bank, any Lender, any Secured Swap Party under any Secured Swap Agreement, the Secured Non-Lender Swap Party under any Existing Secured Swap Agreement, any Cash Management Bank under any Secured Cash Management Agreement and any other holder of Obligations. “Secured Swap Agreement” means (a) the Existing Secured Swap Agreements and (b) any Swap Agreement between any Credit Party and any Lender or Affiliate of any Lender (the foregoing Persons described in this clause (b), a “Secured Swap Party”) that entered into such Swap Agreement with a Credit Party before or while such Person was a Lender or an Affiliate of a Lender, even if such Person subsequently ceases to be a Lender (or an Affiliate thereof) for any reason; provided that, for the avoidance of doubt, the term “Secured Swap Agreement” shall not include (i) any Swap Agreement or transactions under any Swap Agreement entered into after the time that such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender or (ii) any Swap Agreement or transactions under any Swap Agreement entered into with the Secured Non- Lender Swap Party (A) on the Effective Date, except for any novations, transactions or confirmations in respect of the Existing Secured Swap Agreements listed on Schedule 1.5 or (B) after the Effective Date. “Secured Swap Party” has the meaning assigned to such term in the definition of Secured Swap Agreement. “Securities Account” has the meaning assigned to such term in the UCC. “Security Agreement” means that certain Amended and Restated Security Agreement executed by the Credit Parties on the Effective Date, in form and substance satisfactory to the Administrative Agent (which satisfaction the Administrative Agent hereby confirms by its execution of this Agreement). “Security Instruments” means the mortgages, deeds of trust, pledge agreements, security agreements, including without limitation the Security Agreement, control agreements, and other agreements, instruments and supplements described or referred to in Exhibit D, and any and all other agreements, instruments and supplements now or hereafter executed and delivered by the Credit Parties (other than Secured Swap Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) as security for the payment or performance of the Obligations, the Notes, this Agreement, or Reimbursement Obligations, as such agreements may be amended, modified, supplemented or restated from time to time.

39 “Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of the Sixth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Sixth Amendment Effective Date” means June 12, 2024. “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency. “SOFR” means a rate per annum equal to the secured overnight financing rate published by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Day” has the meaning assigned to such term in the definition of “Daily Simple SOFR”. “SPE” means Society of Petroleum Engineers. “Specified Acquisitions” has the meaning given to such term in the Third Amendment. “Specified Acquisitions Additional Indebtedness” means (a) customary unsecured “bridge” loan facilities, (b) senior unsecured notes or convertible notes, (c) Permitted Pari Term Loan Debt, or (d) any combination of the foregoing, in each case, solely to the extent (i) incurred during the period between the Third Amendment Effective Date and October 2, 2023, (ii) that the intended use of proceeds thereof is to fund a portion of the purchase price for the Specified Acquisitions and related expenses, and (iii) that the aggregate principal amount thereof does not exceed $2,700,000,000. “Specified Credit Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 12.17). “Specified Pre-Consolidation EBITDAX” means, for the Rolling Periods ending on June 30, 2024 and September 30, 2024, EBITDAX during such periods that was attributable to the New Obligated Parties and the Fifth Amendment Acquisition Target, in each case, (a) for any portion of such Rolling Period that was prior to the date on which the financials of the New Obligated Parties and/or the Fifth Amendment Acquisition Target, as applicable, were consolidated with the Borrower and its Restricted Subsidiaries and (b) calculated in a manner consistent with the supporting information provided by the Borrower to the Lenders prior to the Sixth Amendment Effective Date.

40 “Specified Pre-Consolidation EBITDAX Amount” means (a) for the Rolling Period ending on June 30, 2024, $550,000,000 and (b) for the Rolling Period ending on September 30, 2024, $200,000,000. “Stated Revolving Credit Maturity Date” has the meaning given to such term in the definition of “Revolving Credit Maturity Date”. “subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person of which Equity Interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) or, in the case of a partnership, any general partnership interests are, as of such date, owned, controlled or held, or that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “Supported QFC” has the meaning given to such term in Section 12.21. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any Credit Party shall be a Swap Agreement. “Swap Obligations” means with respect to any Credit Party any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and for any date prior to the date referenced above, the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties (other than any Credit Party) to such Swap Agreements. “Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess

41 of, or pay upon early termination an amount in excess of, eighty percent (80%) of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR. “Term SOFR” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time), two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR Reference Rate”. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. “Termination Date” means the earlier of the Revolving Credit Maturity Date and the date of termination of the Commitments. “Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto. “Third Amendment Effective Date” means June 23, 2023. “Total Assets” means, at any time, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Credit Parties. “Total Debt” means with respect to any Person, at any time, without duplication, the sum of (a) Debt of such Person excluding contingent obligations arising under ASC 815 and excluding

42 Debt of the type described in clauses (c), (i) and (j) of the definition thereof plus (b) the current portion of any production tax liability that was excluded from the calculation of “Current Liabilities” at such time; provided that Debt with respect to letters of credit referred to in clause (b) of such definition shall be considered “Total Debt” only to the extent such letters of credit are drawn or funded. For the avoidance of doubt the Total Debt of the Borrower is the consolidated Total Debt of the Credit Parties, determined in accordance with GAAP. “Total Net Debt” means, as of any date, the difference of (a) consolidated Total Debt of the Borrower and the other Credit Parties and (b) any unrestricted cash and cash equivalents which is subject to a perfected, first priority Lien in favor of the Administrative Agent; provided that, if any Loans or Letters of Credit are outstanding as of such date of determination, the amount in this clause (b) shall not exceed the greater of (a) $170,000,000 and (b) (x) during a Borrowing Base Period, five percent (5%) of the Borrowing Base then in effect or (y) during an Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available; provided, further, that the cap provided for in the first proviso herein shall not apply to any unrestricted cash and cash equivalents that represent the proceeds of any (i) Specified Acquisitions Additional Indebtedness or (ii) Fifth Amendment Acquisition Additional Indebtedness and, in each case, which are subject to a perfected, first priority Lien in favor of the Administrative Agent. “Transactions” means, with respect to each applicable Credit Party, (a) the execution, delivery and performance of this Agreement, each other Loan Document to which it is a party, the borrowing of Loans, and the issuance of Letters of Credit hereunder, (b) the Guaranteeing of the Obligations and the other obligations under the Guarantee Agreement by such Credit Party and such Credit Party’s grant of the security interests and provision of Collateral under the Security Instruments, (c) the grant of Liens on Mortgaged Properties pursuant to the Security Instruments and (d) the consummation of the Extraction Merger and the Crestone Merger. “Transfer” has the meaning assigned to such term in Section 9.10. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR, the Alternate Base Rate or the Adjusted Daily Simple SOFR (if applicable). “UCC” means the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

43 “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” means any Person that would otherwise be a Subsidiary of the Borrower that the Borrower has designated to be an “Unrestricted Subsidiary” in writing to the Administrative Agent pursuant to Section 8.17 and each subsidiary thereof. “USA Patriot Act” means the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or The United and Strengthening America by providing appropriate Tools Required to Intercept and Obstruct Terrorism. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning given to such term in Section 12.21. “U.S. Tax Compliance Certificate” has the meaning assigned such term in Section 5.03(e)(ii)(B)(3). “Withholding Agent” means any Credit Party or the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Term Benchmark Loan” or a “Term Benchmark Borrowing”).

44 Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” as used in this Agreement shall be deemed to be followed by the phrase “without limitation”. The word “or” is not exclusive. The word “shall” shall be construed to have the same meaning and effect as the word “will”. Unless the context requires otherwise any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision. Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which the Borrower’s independent certified public accountants concur and which are disclosed to the Administrative Agent as part of, or along with, the audited annual financial statements delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants set forth in Section 9.01 is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Section 9.01, and the components of each of such ratios, all Unrestricted Subsidiaries (including their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any cash dividends or distributions actually paid by any Unrestricted Subsidiary to any Credit Parties, which shall be deemed to be income to such Credit Party when actually received by it. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, for purposes of compliance with the terms of this Agreement or any other Loan Document, GAAP will be deemed to treat operating leases and Capital Leases in a manner consistent with their current treatment under GAAP as of the “Effective Date” (as defined in the Existing Credit Agreement), notwithstanding any modifications or interpretive changes thereto that may occur thereafter, including, for the avoidance of doubt, any future phase-in of changes to GAAP contemplated by amendments to GAAP that had been adopted as of the “Effective Date” (as defined in the Existing

45 Credit Agreement) (it being understood that financial statements shall be prepared without giving effect to this sentence). Section 1.06 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II THE REVOLVING CREDIT FACILITY Section 2.01 Commitments. (a) Commitments. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally and for itself alone, agrees to make Revolving Credit Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in such Revolving Credit Lender’s Revolving Credit Exposure exceeding such Revolving Credit Lender’s Commitment or the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Revolving Credit Loans. (b) Borrower’s Option to Elect Lower Loan Limit. (i) Within three (3) Business Days of its receipt of a New Borrowing Base Notice under Section 2.06(d) (or, during an Investment Grade Period, within three (3) Business Days of any May 1st or November 1st), the Borrower may provide written notice to the Administrative Agent and the Lenders that specifies that for the period from the effective date of such notice until subsequently decreased or increased pursuant to this Section 2.01(b), the maximum availability under this Agreement will, subject to the Borrowing Base Adjustment Provisions during any Borrowing Base Period, be a lesser amount (the “Elected Loan Limit”), than the amount set forth in such New Borrowing Base Notice (or lesser than the Aggregate Maximum Credit Amounts during an Investment Grade Period). The Borrower’s notice under this Section 2.01(b)(i) shall be irrevocable, but without prejudice to its rights to initiate Interim Redeterminations under Section 2.06 or to subsequently decrease or increase the Elected Loan Limit pursuant to this Section 2.01(b). Notwithstanding any notice requirement set forth herein or anything else to the contrary in this Section 2.01(b), the Elected Loan Limit as of the Sixth Amendment Effective Date is $2,200,000,000. (ii) At any time the Elected Loan Limit is less than (x) during a Borrowing Base Period, the Available Borrowing Base, or (y) during an Investment Grade Period, the Aggregate Maximum Credit Amounts, in each case, the Borrower may thereafter increase the Elected Loan Limit in connection with any Scheduled Redetermination or Interim Redetermination of the Borrowing Base (or, during an Investment Grade Period, within three (3) Business Days of any May 1st or November 1st) up to an amount not to exceed the amount of the redetermined

46 Available Borrowing Base (or, during an Investment Grade Period, up to the Aggregate Maximum Credit Amounts) by giving written notice to the Administrative Agent and the Lenders prior to the issuance of the related New Borrowing Base Notice (during any Borrowing Base Period), subject to the following conditions: (A) if each Lender so consents and agrees to accept its Applicable Revolving Credit Percentage of such increase, then the Elected Loan Limit shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Revolving Credit Percentage) by the amount requested by the Borrower; or (B) if any Lender does not consent to accept its Applicable Revolving Credit Percentage of such increase, then (1) the Elected Loan Limit shall be increased to the extent each Lender has agreed to accept all or a portion of such increase, (2) the Maximum Credit Amount and Applicable Revolving Credit Percentage of all Lenders will be reallocated to reflect the amount of such increase as to which each Lender is willing to accept and (3) Schedule 1.2 will be deemed amended to reflect such reallocations. (C) The Administrative Agent shall record the information regarding such increases in the Register and distribute a revised Schedule 1.2, if necessary. (iii) Notwithstanding anything to the contrary set forth in Section 2.01(b)(ii), the Applicable Revolving Credit Percentage of the then effective Elected Loan Limit of any Lender cannot be increased without the written consent of such Lender. Section 2.02 Revolving Credit Loans and Borrowings. (a) Revolving Credit Borrowings; Several Obligations. Each Revolving Credit Loan shall be made as part of a Revolving Credit Borrowing consisting of Revolving Credit Loans made by the Revolving Credit Lenders ratably in accordance with their respective Commitments. The failure of any Revolving Credit Lender to make any Revolving Credit Loan required to be made by it shall not relieve any other Revolving Credit Lender of its obligations hereunder; provided that the Commitments are several and no Revolving Credit Lender shall be responsible for any other Revolving Credit Lender’s failure to make Revolving Credit Loans as required. (b) Types of Revolving Credit Loans. Subject to Section 5.06 and Section 5.08, each Revolving Credit Borrowing shall be comprised entirely of ABR Revolving Credit Loans or Term Benchmark Revolving Credit Loans as the Borrower may request in accordance herewith. Each Revolving Credit Lender at its option may make any Revolving Credit Loan by causing any domestic or foreign branch or Affiliate of such Revolving Credit Lender to make such Revolving Credit Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Revolving Credit Loan in accordance with the terms of this Agreement. For the avoidance of doubt, as of the Second Amendment Effective Date, the Types of Borrowings available to the Borrower shall solely be comprised of either ABR Revolving Credit Loans or Term Benchmark Revolving Credit Loans. (c) Minimum Amounts; Limitation on Number of Revolving Credit Borrowings. At the commencement of each Interest Period for any Term Benchmark Revolving

47 Credit Borrowing, such Revolving Credit Borrowing shall be in an amount not less than $500,000 and increments of $500,000 in excess thereof. At the time that each ABR Revolving Credit Borrowing (or if then applicable, RFR Borrowing) is made, such Revolving Credit Borrowing shall be in an amount not less than $500,000 and increments of $500,000 in excess thereof; provided that, notwithstanding the foregoing, an ABR Revolving Credit Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of a Reimbursement Obligation as contemplated by Section 2.07(f)(iii). Revolving Credit Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of six (6) Term Benchmark Revolving Credit Borrowings or RFR Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date. (d) Revolving Credit Notes. Upon request of such Revolving Credit Lender, the Revolving Credit Loans made by a Revolving Credit Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, and, (i) in the case of any Revolving Credit Lender party hereto as of the date of this Agreement, such Revolving Credit Note shall be dated as of the date of this Agreement, or (ii) in the case of any Revolving Credit Lender that becomes a party hereto pursuant to an Assignment and Assumption, such Revolving Credit Note shall be dated as of the effective date of the Assignment and Assumption, in each case, payable to such Revolving Credit Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Revolving Credit Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.05, Section 12.04(b) or otherwise), the Borrower shall, upon request of such Revolving Credit Lender, deliver or cause to be delivered on the effective date of such increase or decrease, a new Revolving Credit Note payable to such Revolving Credit Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed, against return to the Borrower of the Revolving Credit Note so replaced. The date, amount, Type, interest rate and, if applicable, Interest Period of each Revolving Credit Loan made by each Revolving Credit Lender, and all payments made on account of the principal thereof, shall be recorded by such Revolving Credit Lender on its books for its Revolving Credit Note. Failure to make any such notation or to attach a schedule shall not affect any Revolving Credit Lender’s or the Borrower’s rights or obligations in respect of such Revolving Credit Loans. (e) Register. The Administrative Agent shall maintain the Register pursuant to Section 12.04(b)(iv), and a subaccount therein for each Revolving Credit Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Revolving Credit Borrowing made hereunder, the type thereof and each Interest Period applicable to any Term Benchmark Borrowing, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Revolving Credit Lender hereunder in respect of the Revolving Credit Borrowings and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Revolving Credit Borrowings and each Revolving Credit Lender’s share thereof. The entries made in the Register maintained pursuant to this Section 2.02(e) shall, absent manifest error, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Revolving Credit Lender or the

48 Administrative Agent to maintain the Register or any account, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Revolving Credit Borrowings (and all other amounts owing with respect thereto) made to the Borrower by the Revolving Credit Lenders in accordance with the terms of this Agreement. Section 2.03 Requests for Revolving Credit Borrowings. The Borrower may request a Revolving Credit Borrowing, a continuation of any Revolving Credit Borrowing in the same Type of Borrowing or to convert any Revolving Credit Borrowing to any other Type of Revolving Credit Borrowing only by delivery to the Administrative Agent of a Revolving Credit Borrowing Request executed by a Responsible Officer of the Borrower, subject to the following: (a) each such Revolving Credit Borrowing Request shall set forth the information required on the Revolving Credit Borrowing Request, including without limitation: (i) the proposed date of such Revolving Credit Borrowing (or the continuation or conversion of an outstanding Revolving Credit Borrowing), which must be a Business Day; (ii) whether such Borrowing is a new Revolving Credit Borrowing or a continuation or conversion of an outstanding Revolving Credit Borrowing; and (iii) whether such Revolving Credit Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing and the first Interest Period applicable thereto, or, if applicable, an RFR Borrowing. (b) each (i) Term Benchmark Revolving Credit Borrowing Request shall be delivered to the Administrative Agent by 12:00 p.m. (New York time) three (3) Business Days prior to the proposed date of the Term Benchmark Revolving Credit Borrowing, (ii) ABR Revolving Credit Borrowing Request shall be delivered to the Administrative Agent by 12:00 p.m. (New York time) on the proposed date for such ABR Revolving Credit Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of a Letter of Credit Payment as contemplated by Section 2.07(f) may be given not later than 11:00 a.m. (New York time) on the date of the proposed Borrowing and (iii) request for an RFR Borrowing shall be delivered to the Administrative Agent by 11:00 a.m. (New York time) five (5) Business Days prior to the proposed date of the RFR Borrowing; (c) on the proposed date of such Revolving Credit Borrowing, the sum of (x) the aggregate principal amount of all Revolving Credit Exposures outstanding on such date (including, without duplication, the Loans that are deemed to be disbursed by Administrative Agent under Section 2.07(f)(iii) hereof in respect of Borrower’s Reimbursement Obligations hereunder), after giving effect to all outstanding requests for Revolving Credit Borrowings and for the issuance of any Letters of Credit, shall not exceed the least of (i) the Aggregate Maximum Credit Amount, (ii) the then applicable Available Borrowing Base (solely during any Borrowing Base Period) and (iii) the then applicable Elected Loan Limit; (d) a Revolving Credit Borrowing Request, once delivered to the Administrative Agent, shall not be revocable by the Borrower and (other than a Revolving Credit Borrowing Request to refund, continue or convert any outstanding Revolving Credit Borrowing)

49 shall constitute a certification by the Borrower as of the date thereof that the conditions set forth in Sections 2.06(a) and (b) have been satisfied; (e) if the Borrower fails to deliver a timely Revolving Credit Borrowing Request with respect to a Term Benchmark Revolving Credit Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Term Benchmark Revolving Credit Borrowing having an Interest Period of one month’s duration; notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, no outstanding Revolving Credit Borrowing may be converted to or continued as a Term Benchmark Revolving Credit Borrowing (and any Revolving Credit Borrowing Request that requests the conversion of any Revolving Credit Borrowing to, or continuation of any Revolving Credit Borrowing as, a Term Benchmark Revolving Credit Borrowing shall be ineffective) and unless repaid, each Term Benchmark Revolving Credit Borrowing shall be converted to an ABR Revolving Credit Borrowing at the end of the Interest Period applicable thereto; the Administrative Agent, acting on behalf of the Revolving Credit Lenders, may also, at its option, lend under this Section 2.03 upon the telephone or email request of a Responsible Officer of the Borrower and, in the event the Administrative Agent, acting on behalf of the Revolving Credit Lenders, makes any such Revolving Credit Borrowing upon a telephone or email request, a Responsible Officer shall fax or deliver by electronic file to the Administrative Agent, on the same day as such telephone or email request, an executed Revolving Credit Borrowing Request. The Borrower hereby authorizes the Administrative Agent to disburse Revolving Credit Borrowings under this Section 2.03 pursuant to the telephone or email instructions of any person purporting to be a Responsible Officer. Notwithstanding the foregoing, the Borrower acknowledges that the Borrower shall bear all risk of loss resulting from disbursements made upon any telephone or email request. Each telephone or email request for a Revolving Credit Borrowing from a Responsible Officer for the Borrower shall constitute a certification of the matters set forth in the Revolving Credit Borrowing Request form as of the date of such requested Revolving Credit Borrowing. Section 2.04 Funding of Revolving Credit Borrowings. (a) Upon receiving any Revolving Credit Borrowing Request from Borrower under Section 2.03, the Administrative Agent shall promptly notify each Revolving Credit Lender by wire, telex or telephone (confirmed by wire, telecopy or telex) of the amount of such Revolving Credit Borrowing being requested and the date such Revolving Credit Borrowing is to be made by each Revolving Credit Lender in an amount equal to its Applicable Revolving Credit Percentage of such Revolving Credit Borrowing. Unless such Revolving Credit Lender’s Commitment to make Revolving Credit Loans hereunder shall have been suspended or terminated in accordance with this Agreement, each such Revolving Credit Lender shall make available the amount of its Applicable Revolving Credit Percentage of each Revolving Credit Borrowing in immediately available funds to the Administrative Agent, as follows: (i) for ABR Revolving Credit Borrowings, at the office of the Administrative Agent located at 383 Madison Avenue, New York, New York 10179, not later than 1:00 p.m. (New York time) on the date of such Borrowing; and

50 (ii) for Term Benchmark Borrowings or, if applicable, RFR Borrowings, at the office of the Administrative Agent located at 383 Madison Avenue, New York, New York 10179, not later than 1:00 p.m. (New York time) on the date of such Borrowing. (b) Except in respect of Revolving Credit Borrowings covering the reimbursement of Letters of Credit pursuant to Section 2.07(f), the Administrative Agent will make such Revolving Credit Loans available to the Borrower by promptly crediting the funds so received from the Revolving Credit Lenders to an account of the Borrower designated by the Borrower in the applicable Revolving Credit Borrowing Request not later than 4:00 p.m. (New York time); provided that ABR Revolving Credit Borrowings made to finance the reimbursement of a Letter of Credit Payment as provided in Section 2.07(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (c) The Administrative Agent shall deliver the documents and papers received by it for the account of each Revolving Credit Lender to such Revolving Credit Lender. Unless the Administrative Agent shall have been notified by any Revolving Credit Lender prior to the date of any proposed Revolving Credit Borrowing that such Revolving Credit Lender does not intend to make available to the Administrative Agent such Revolving Credit Lender’s Applicable Revolving Credit Percentage of such Borrowing, the Administrative Agent may assume that such Revolving Credit Lender has made such amount available to the Administrative Agent on such date, as aforesaid. The Administrative Agent may, but shall not be obligated to, make available to the Borrower the amount of such payment in reliance on such assumption. If such amount is not in fact made available to the Administrative Agent by such Revolving Credit Lender, as aforesaid, the Administrative Agent shall be entitled to recover such amount on demand from such Revolving Credit Lender. If such Revolving Credit Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor and the Administrative Agent has in fact made a corresponding amount available to the Borrower, the Administrative Agent shall promptly notify the Borrower and the Borrower shall pay such amount to the Administrative Agent, if such notice is delivered to the Borrower prior to 1:00 p.m. (New York time) on a Business Day, on the day such notice is received, and otherwise on the next Business Day, and such amount paid by the Borrower shall be applied as a prepayment of the Revolving Credit Loans (without any corresponding reduction in the Aggregate Maximum Credit Amount), reimbursing the Administrative Agent for having funded said amounts on behalf of such Revolving Credit Lender. The Borrower shall retain its claim against such Revolving Credit Lender with respect to the amounts repaid by it to the Administrative Agent and, if such Revolving Credit Lender subsequently makes such amounts available to the Administrative Agent, the Administrative Agent shall promptly make such amounts available to the Borrower as a Revolving Credit Borrowing. The Administrative Agent shall also be entitled to recover from such Revolving Credit Lender or the Borrower, as the case may be, but without duplication, interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to the Borrower, to the date such amount is recovered by the Administrative Agent, at a rate per annum equal to: (i) in the case of such Revolving Credit Lender, for the first two (2) Business Days such amount remains unpaid, the NYFRB Rate, and thereafter, at the rate of interest then applicable to such Revolving Credit Borrowings; and

51 (ii) in the case of the Borrower, the rate of interest then applicable to such Revolving Credit Borrowing. Until such Revolving Credit Lender has paid the Administrative Agent such amount, such Revolving Credit Lender shall have no interest in or rights with respect to such Borrowing for any purpose whatsoever. The obligation of any Revolving Credit Lender to make any Revolving Credit Loan hereunder shall not be affected by the failure of any other Revolving Credit Lender to make any Loan hereunder, and no Revolving Credit Lender shall have any liability to the Borrower or any of its Subsidiaries, the Administrative Agent, any other Revolving Credit Lender, or any other party for another Revolving Credit Lender’s failure to make any Loan hereunder. Section 2.05 Termination and Reduction of Aggregate Maximum Credit Amounts. (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Revolving Credit Maturity Date. If at any time the Aggregate Maximum Credit Amounts, the Elected Loan Limit or the Borrowing Base (solely during a Borrowing Base Period) are terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction. (b) Optional Termination and Reduction of Aggregate Credit Amounts. (i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 3.03(c)(i), the total Revolving Credit Exposures would exceed the total Commitments. (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.05(b)(i) at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.05(b)(ii) shall be irrevocable; provided that a notice of termination of the Aggregate Maximum Credit Amount delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other agreements, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Revolving Credit Lenders in accordance with each Revolving Credit Lender’s Applicable Revolving Credit Percentage. Section 2.06 Borrowing Base. (a) Sixth Amendment Effective Date Borrowing Base. The Borrowing Base on the Sixth Amendment Effective Date shall be $3,400,000,000. Notwithstanding the foregoing,

52 during a Borrowing Base Period, the Borrowing Base may be subject to further adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. (b) Scheduled and Interim Redeterminations. During a Borrowing Base Period, the Borrowing Base shall be redetermined as provided in accordance with this Section 2.06, and, subject to Section 2.06(d), the Borrowing Base shall be redetermined semi-annually (each a “Scheduled Redetermination”), and shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Revolving Credit Lenders (x) on or about April 1, 2022 and (y) commencing November 1, 2022, on or about May 1 of each year (with respect to the Reserve Report required to be delivered on April 1) and on or about November 1 of each year (with respect to the Reserve Report required to be delivered on October 1). In addition, during a Borrowing Base Period, (i) the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Majority Lenders, by notifying the Borrower thereof, two times per year, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations and (ii) the Borrower may elect, by notifying the Administrative Agent of any acquisition of Oil and Gas Properties by any Credit Party with a purchase price in the aggregate of at least five percent (5%) of the then effective Borrowing Base, to cause the Borrowing Base to be redetermined between Scheduled Redeterminations in accordance with this Section 2.06 and (iii) automatically, upon the commencement of any Borrowing Base Period after the Effective Date, the Borrowing Base shall be redetermined (each redetermination under clauses (i), (ii) or (iii) of this sentence, an “Interim Redetermination”). (c) Scheduled and Interim Redetermination Procedure. (i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of the Reserve Report, the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and Section 8.12(c), and in the case of an Interim Redetermination, pursuant to Section 8.12(b) and Section 8.12(c), and such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information with respect to the Oil and Gas Properties and other Properties of the Credit Parties being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent deems appropriate in its reasonable discretion and consistent with its normal oil and gas lending criteria as it exists at the particular time. (ii) The Administrative Agent shall notify the Borrower and the Revolving Credit Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”) (A) in the case of a Scheduled Redetermination if the Administrative Agent shall have received the Engineering Reports required to be delivered

53 by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then on or before (x) March 15, 2022 or (y) commencing October 15, 2022, April 15 and October 15 of such year, in each case, following the date of delivery or if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.06(c)(i); and (B) in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports. (iii) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved or deemed to have been approved by all of the Revolving Credit Lenders as provided in this Section 2.06(c)(iii); and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect (not including an automatic reduction pursuant to Section 2.06(e)) must be approved or be deemed to have been approved by the Required Lenders (in each Revolving Credit Lender’s sole discretion consistent with its normal oil and gas criteria as it exists at the particular time) as provided in this Section 2.06(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Revolving Credit Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If, at the end of such fifteen (15) days, any Revolving Credit Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Revolving Credit Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on the date specified in Section 2.06(d). If, however, at the end of such 15-day period, all of the Revolving Credit Lenders or the Required Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Revolving Credit Lenders to ascertain the highest Borrowing Base then acceptable to a number of Revolving Credit Lenders sufficient to constitute the Required Lenders and, so long as such amount does not increase the Borrowing Base then in effect, such amount shall become the new Borrowing Base, effective on the date specified in Section 2.06(d). For purposes of any Interim Redetermination described in clause (iii) of the definition thereof, the existing Borrowing Base that is being redetermined shall be deemed to be the Borrowing Base as in effect immediately prior to the commencement of the most recently ended Investment Grade Period. (d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Revolving Credit Lenders or the Required Lenders, as applicable, pursuant to Section 2.06(c)(iii) or adjusted pursuant to the Borrowing Base Adjustment Provisions, the Administrative Agent shall notify the Borrower and the Revolving Credit Lenders of the amount of the redetermined (or adjusted) Borrowing Base (the “New Borrowing Base Notice”), and such amount shall become the new

54 Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Revolving Credit Lenders: (i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then on (x) April 1, 2022 or (y) commencing November 1, 2022, May 1 or November 1 of each year as applicable, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then on the Business Day next succeeding delivery of such notice; and (ii) in the case of an Interim Redetermination or an adjustment to the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions, on the Business Day next succeeding delivery of such notice. Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions, whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination, Interim Redetermination or adjusted Borrowing Base shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower. (e) Adjustment for Debt Incurrence. If, at any time during a Borrowing Base Period, any Credit Party issues or incurs any Permitted Additional Debt (other than (x) any Specified Acquisitions Additional Indebtedness and (y) any Fifth Amendment Acquisition Additional Indebtedness) during any period after the Second Amendment Effective Date, then (i) if (A) the aggregate principal amount of all Permitted Additional Debt incurred from and after the Effective Date (which, for the avoidance of doubt, excludes the 7.50% Senior Notes and the 5.00% Senior Notes) exceeds $500,000,000 and (B) the Borrower’s Leverage Ratio, calculated on a pro forma basis after giving effect to such incurrence and any concurrent repayment of Debt (as permitted by this Agreement), would be less than or equal to 1.50 to 1.00, then on the date of such incurrence, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of the aggregate Permitted Additional Debt (other than the 7.50% Senior Notes and the 5.00% Senior Notes) in excess of $500,000,000, or (ii) if the Borrower’s Leverage Ratio, calculated on a pro forma basis after giving effect to such incurrence and any concurrent repayment of Debt (as permitted by this Agreement), would be greater than 1.50 to 1.00, then on the date of such incurrence, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of the aggregate Permitted Additional Debt incurred or issued at such time. The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or modification thereof hereunder. For purposes of this Section 2.06(e), if any such Permitted Additional Debt (or Guarantee thereof) is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount. Notwithstanding the foregoing, no such reduction to the Borrowing Base shall be required with respect to any Permitted

55 Refinancing pursuant to Section 9.02(g) that refinances outstanding Permitted Additional Debt except, subject to the limitations set forth in this Section 2.06(e), with respect to any portion of the face principal amount of such Permitted Refinancing which exceeds the principal amount of such refinanced Permitted Additional Debt (plus any accrued interest, fees, expenses and premiums of such refinanced Permitted Additional Debt). (f) Investment Grade Period. If, at any time after the Effective Date, the Borrower commences an Investment Grade Period, then at all times during such Investment Grade Period, there shall be no Borrowing Base and the provisions of Section 2.06(a) through Section 2.06(e) shall not apply during such Investment Grade Period. For the avoidance of doubt, upon the termination of any Investment Grade Period, a Borrowing Base Period shall automatically commence and an Interim Redetermination shall occur in accordance with the procedures set forth in this Section 2.06. Section 2.07 Letters of Credit. (a) General. Subject to the terms and conditions of this Agreement, each Issuing Bank may (but shall not be required to) through the Issuing Office, at any time and from time to time from and after the date hereof until five (5) Business Days prior to the Revolving Credit Maturity Date, upon the written request of the Borrower (which written request must be received no later than three (3) Business Days prior to the requested issuance date of any Letter of Credit) accompanied by a duly executed Letter of Credit Agreement and such other documentation related to the requested Letter of Credit as each Issuing Bank may reasonably require, issue Letters of Credit in Dollars for the account of any Credit Party, (x) in an aggregate amount for all Letters of Credit issued hereunder at any one time outstanding by all Issuing Banks not to exceed the Letter of Credit Maximum Amount and (y) with respect to each Issuing Bank, in an aggregate amount for all Letters of Credit issued hereunder by such Issuing Bank at any one time outstanding not to exceed such Issuing Bank’s Letter of Credit Sublimit without the consent of such Issuing Bank. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, any Credit Party other than the Borrower, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any other Credit Party inures to the benefit of the Borrower and that the Borrower’s business derives substantial benefits from the businesses of such other Credit Party. Each Letter of Credit shall be in a minimum face amount of Twenty-Five Thousand Dollars ($25,000) (or such lesser amount as may be agreed to by Issuing Bank) and each Letter of Credit (including any renewal thereof) shall expire not later than the first to occur of (i) twelve (12) months after the date of issuance thereof or such longer time as may be approved by Issuing Bank and (ii) five (5) Business Days prior to the Revolving Credit Maturity Date in effect on the date of issuance thereof; provided, that any Letter of Credit meeting the immediately foregoing requirements may contain a customary “evergreen” provision relating to the renewal thereof; provided, further, to the extent the Borrower Cash Collateralizes any other Letter of Credit at least one hundred eighty (180) days prior to the Revolving Credit Maturity Date in cases where such Letter of Credit could be automatically renewed beyond the Revolving Credit Maturity Date (but in no event beyond one year following the Revolving Credit Maturity Date), such Letter of Credit may contain a customary “evergreen” provision relating to the renewal thereof. The submission of all applications in respect of and the issuance of each Letter of Credit hereunder shall be subject

56 in all respects to the International Standby Practices 98, and any successor documentation thereto and to the extent not inconsistent therewith, the laws of the State of New York. In the event of any conflict between this Agreement and any Letter of Credit Document other than any Letter of Credit, this Agreement shall control. Notwithstanding anything to the contrary in the foregoing or Section 6.02(d), the Existing Specified Letters of Credit shall be deemed to have been issued hereunder as “Letters of Credit”. (b) Conditions to Issuance. No Letter of Credit (other than any Existing Specified Letter of Credit) shall be issued (including the renewal or extension of any Letter of Credit previously issued) at the request and for the account of the Borrower unless, as of the date of issuance (or renewal or extension) of such Letter of Credit: (i) after giving effect to the Letter of Credit requested, (A) the Letter of Credit Obligations do not exceed the Letter of Credit Maximum Amount and (B) each Issuing Bank’s individual Letter of Credit Obligations do not exceed such Issuing Bank’s Letter of Credit Sublimit without the consent of such Issuing Bank; (ii) the conditions set forth in Section 6.02 have been satisfied; (iii) if requested by an Issuing Bank, the Borrower shall have delivered to such Issuing Bank at its Issuing Office the Letter of Credit Agreement related thereto (which must be received no later than three (3) Business Days prior to the requested issuance date), together with such other documents and materials as may be reasonably required pursuant to the terms thereof, and the terms of the proposed Letter of Credit shall be reasonably satisfactory to such Issuing Bank; (iv) no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain Issuing Bank from issuing the Letter of Credit requested, or any Revolving Credit Lender from taking an assignment of its Applicable Revolving Credit Percentage thereof pursuant to Section 2.07(f) hereof, and no law, rule, regulation, request or directive (whether or not having the force of law) shall prohibit the applicable Issuing Bank from issuing, or any Revolving Credit Lender from taking an assignment of its Applicable Revolving Credit Percentage of, the Letter of Credit requested or letters of credit generally; (v) there shall have been (A) no introduction of or change in the interpretation of any law or regulation, (B) no declaration of a general banking moratorium by banking authorities in the United States, New York or the respective jurisdictions in which the Revolving Credit Lenders, the Borrower and the beneficiary of the requested Letter of Credit are located, and (C) no establishment of any new restrictions by any central bank or other Governmental Authority on transactions involving letters of credit or on banks generally that, in any case described in this Section 2.07(b)(v), would make it unlawful or unduly burdensome for the applicable Issuing Bank to issue or any Revolving Credit Lender to take an assignment of its Applicable Revolving Credit Percentage of the requested Letter of Credit or letters of credit generally;

57 (vi) if any Revolving Credit Lender is a Defaulting Lender, each Issuing Bank has entered into arrangements reasonably satisfactory to it to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit by any such Defaulting Lender, including, without limitation, the creation of a cash collateral account or delivery of other security by the Borrower to assure payment of such Defaulting Lender’s Applicable Revolving Credit Percentage of all outstanding Letter of Credit Obligations; (vii) the applicable Issuing Bank shall have received the issuance fees required in connection with the issuance of such Letter of Credit pursuant to Section 2.07(d); and (viii) the issuance, extension or amendment of such Letter of Credit would not violate one or more policies of such Issuing Bank applicable to letters of credit generally. Each Letter of Credit Agreement submitted to Issuing Bank pursuant hereto shall constitute the certification by Borrower of the matters set forth in Section 6.02. The Administrative Agent shall be entitled to rely on such certification without any duty of inquiry. (c) Notice. Each Issuing Bank shall deliver to the Administrative Agent, concurrently with or promptly following its issuance of any Letter of Credit, a true and complete copy of each Letter of Credit. Promptly upon its receipt thereof, the Administrative Agent shall give notice, substantially in the form attached as Exhibit F, to each Revolving Credit Lender of the issuance of each Letter of Credit, specifying the amount thereof and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. (d) Letter of Credit Fees. (i) The Borrower shall pay letter of credit fees as follows: (A) A participation fee with respect to each Lender’s participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Term Benchmark Revolving Credit Loans on the average daily amount of such Lender’s Letter of Credit Obligations (excluding any portion thereof attributable to unreimbursed Letter of Credit Payments) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any Letter of Credit Obligations, shall be paid to the Administrative Agent for distribution to the Revolving Credit Lenders in accordance with their Applicable Revolving Credit Percentages, including without limitation as adjusted pursuant to Section 4.02(b)(iii). (B) A letter of credit fronting fee in the amount of 0.125% per annum on the face amount of each Letter of Credit during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any Letter of Credit Obligations (but in no event less than $500 per annum), shall be paid to the Administrative Agent for distribution to each Issuing Bank for its own account. (ii) All payments by the Borrower to the Administrative Agent for distribution to an Issuing Bank or the Revolving Credit Lenders under this Section 2.07(d) shall

58 be made in Dollars in immediately available funds at the Issuing Office or such other office of the Administrative Agent as may be designated from time to time by written notice to Borrower by the Administrative Agent. The fees described in Section 2.07(d)(i)(A) and (B) above (i) accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Aggregate Maximum Credit Amount terminates and any such fees accruing after the date on which the Aggregate Maximum Credit Amount terminates shall be payable on demand and (ii) shall be nonrefundable under all circumstances subject to Section 12.12. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (e) Other Fees. In connection with the Letters of Credit, and in addition to the Letter of Credit Fees, the Borrower shall pay, for the sole account of each Issuing Bank, standard documentation, administration, payment and cancellation charges assessed by such Issuing Bank or the Issuing Office, at the times, in the amounts and on the terms set forth or to be set forth from time to time in the standard fee schedule of the Issuing Office in effect from time to time. (f) Participation Interests in and Drawings and Demands for Payment Under Letters of Credit. (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Revolving Credit Percentage of each Letter of Credit Payment made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (ii) below, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (ii) If any Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Borrower agrees to pay to such Issuing Bank an amount equal to the amount paid by such Issuing Bank in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Administrative Agent relative thereto not later than 12:00 p.m. (New York time), in Dollars, on (i) the Business Day that the Borrower received notice of such presentment and honor, if such notice is received prior to 10:00 a.m. (New York time) or (ii) the Business Day immediately following the day that the Borrower received such notice, if such notice is received after 10:00 a.m. (New York time).

59 (iii) If any Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, but the Borrower does not reimburse such Issuing Bank as required under Section 2.07(f)(ii) and the Aggregate Maximum Credit Amount has not been terminated (whether by maturity, acceleration or otherwise), the Borrower shall be deemed to have immediately requested that the Revolving Credit Lenders make a ABR Revolving Credit Borrowing (which Borrowing may be subsequently converted at any time into a Term Benchmark Borrowing pursuant to Section 2.03 hereof) in the principal amount equal to the amount paid by such Issuing Bank in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Administrative Agent relative thereto. The Administrative Agent will promptly notify the Revolving Credit Lenders of such deemed request, and each such Lender shall make available to the Administrative Agent an amount equal to its pro rata share (based on its Applicable Revolving Credit Percentage) of the amount of such Borrowing. (iv) If any Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, but the Borrower does not reimburse such Issuing Bank as required under Section 2.07(f)(ii), and (i) the Aggregate Maximum Credit Amount has been terminated (whether by maturity, acceleration or otherwise), or (ii) any reimbursement received by such Issuing Bank from the Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Borrower or any of its Subsidiaries or otherwise, then the Administrative Agent shall notify each Revolving Credit Lender, and each Revolving Credit Lender will be obligated to pay the Administrative Agent for the account of such Issuing Bank its pro rata share (based on its Applicable Revolving Credit Percentage) of the amount paid by such Issuing Bank in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Administrative Agent relative thereto (but no such payment shall diminish the obligations of the Borrower hereunder). Upon receipt thereof, the Administrative Agent will deliver to such Revolving Credit Lender a participation certificate evidencing its participation interest in respect of such payment and expenses. To the extent that a Revolving Credit Lender fails to make such amount available to the Administrative Agent by 10:00 am New York time on the Business Day next succeeding the date such notice is given, such Revolving Credit Lender shall pay interest on such amount in respect of each day from the date such amount was required to be paid, to the date paid to the Administrative Agent, at a rate per annum equal to the rate applicable under Section 2.04(c)(i) with respect to Revolving Credit Borrowings. The failure of any Revolving Credit Lender to make its pro rata portion of any such amount available under to the Administrative Agent shall not relieve any other Revolving Credit Lender of its obligation to make available its pro rata portion of such amount, but no Revolving Credit Lender shall be responsible for failure of any other Revolving Credit Lender to make such pro rata portion available to the Administrative Agent. (v) In the case of any Borrowing made under this Section 2.07(f), each such Borrowing shall be disbursed notwithstanding any failure to satisfy any conditions for disbursement of any Borrowing set forth in Article II hereof or Article VI, and, to the extent of the Borrowing so disbursed, the Reimbursement Obligation of Borrower to the Administrative Agent under this Section 2.07(f) shall be deemed satisfied (unless, in each case, taking into account any such deemed Borrowings, the aggregate outstanding principal amount of Revolving Credit Borrowings, plus the Letter of Credit Obligations (other than the Reimbursement Obligations to be reimbursed by this Borrowing) on such date exceed the least of the Borrowing Base (solely

60 during a Borrowing Base Period), the then applicable Aggregate Maximum Credit Amount or the then applicable Elected Loan Limit). (vi) If any Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, such Issuing Bank shall provide notice thereof to the Borrower on the date such draft or demand is honored, and to each Revolving Credit Lender on such date unless the Borrower shall have satisfied its Reimbursement Obligations by payment to the Administrative Agent (for the benefit of such Issuing Bank) as required under this Section 2.07(f). Each Issuing Bank shall further use reasonable efforts to provide notice to the Borrower prior to honoring any such draft or other demand for payment, but such notice, or the failure to provide such notice, shall not affect the rights or obligations of any Issuing Bank with respect to any Letter of Credit or the rights and obligations of the parties hereto, including without limitation the obligations of the Borrower under this Section 2.07(f). (vii) Notwithstanding the foregoing, however, no Revolving Credit Lender shall be deemed to have acquired a participation in a Letter of Credit if the officers of the applicable Issuing Bank immediately responsible for matters concerning this Agreement shall have received written notice from the Administrative Agent or any Lender at least two (2) Business Days prior to the date of the issuance or extension of such Letter of Credit or, with respect to any Letter of Credit subject to automatic extension, at least five (5) Business Days prior to the date that the beneficiary under such Letter of Credit must be notified that such Letter of Credit will not be renewed, that the issuance or extension of Letters of Credit should be suspended based on the occurrence and continuance of a Default or Event of Default and stating that such notice is a “notice of default”; provided, however, that the Revolving Credit Lenders shall be deemed to have acquired such a participation upon the date on which such Default or Event of Default has been waived by the requisite Revolving Credit Lenders, as applicable, but effective as of the extension or issuance date. (viii) Nothing in this Agreement shall be construed to require or authorize any Revolving Credit Lender to issue any Letter of Credit, it being recognized that the Issuing Banks shall be the sole issuers of Letters of Credit under this Agreement. (ix) In the event that any Revolving Credit Lender becomes a Defaulting Lender, any Issuing Bank may, at its option, require that the Borrower enter into arrangements satisfactory to such Issuing Bank to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit by such Defaulting Lender, including creation of a cash collateral account or delivery of other security to assure payment of such Defaulting Lender’s Applicable Revolving Credit Percentage of all outstanding Letter of Credit Obligations. (g) Obligations Irrevocable. The obligations of the Borrower to make payments to the Administrative Agent for the account of any Issuing Bank or the Revolving Credit Lenders with respect to Letter of Credit Obligations under Section 2.07(f), shall be unconditional and irrevocable and not subject to any qualification or exception whatsoever, including, without limitation:

61 (i) Any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement, any other documentation relating to any Letter of Credit, this Agreement or any of the other Loan Documents (the “Letter of Credit Documents”); (ii) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, with respect to or under any Letter of Credit Document; (iii) The existence of any claim, setoff, defense or other right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, any Issuing Bank or any Revolving Credit Lender or any other Person, whether in connection with this Agreement, any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions; (iv) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) Payment by the applicable Issuing Bank to the beneficiary under any Letter of Credit against presentation of documents which do not comply with the terms of such Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; (vi) Any failure, omission, delay or lack on the part of the Administrative Agent, any Issuing Bank or any Revolving Credit Lender or any party to any of the Letter of Credit Documents or any other Loan Document to enforce, assert or exercise any right, power or remedy conferred upon the Administrative Agent, any Issuing Bank, any Revolving Credit Lender or any such party under this Agreement, any of the other Loan Documents or any of the Letter of Credit Documents, or any other acts or omissions on the part of the Administrative Agent, any Issuing Bank, any Revolving Credit Lender or any such party; or (vii) Any other event or circumstance that would, in the absence of this Section 2.07(g), result in the release or discharge by operation of law or otherwise of the Borrower from the performance or observance of any obligation, covenant or agreement contained in Section 2.07(f). No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Borrower has or may have against the beneficiary of any Letter of Credit shall be available hereunder to the Borrower against the Administrative Agent, any Issuing Bank or any Revolving Credit Lender. With respect to any Letter of Credit, nothing contained in this Section 2.07(g) shall be deemed to prevent the Borrower, after satisfaction in full of the absolute and unconditional obligations of the Borrower hereunder with respect to such Letter of Credit, from asserting in a separate action any claim, defense, set off or other right which it may have against the Administrative Agent, any Issuing Bank or any Revolving Credit Lender in connection with such Letter of Credit.

62 (h) Risk Under Letters of Credit. (i) In the administration and handling of Letters of Credit and any security therefor, or any documents or instruments given in connection therewith, the Issuing Banks shall have the sole right to take or refrain from taking any and all actions under or upon the Letters of Credit. (ii) Subject to other terms and conditions of this Agreement, each Issuing Bank shall issue the Letters of Credit and shall hold the documents related thereto in its own name and shall make all collections thereunder and otherwise administer the applicable Letters of Credit in accordance with such Issuing Bank’s regularly established practices and procedures and will have no further obligation with respect thereto. In the administration of Letters of Credit, each Issuing Bank shall not be liable for any action taken or omitted on the advice of counsel, accountants, appraisers or other experts selected by such Issuing Bank with due care and such Issuing Bank may rely upon any notice, communication, certificate or other statement from the Borrower, beneficiaries of Letters of Credit, or any other Person which such Issuing Bank believes to be authentic. Each Issuing Bank will, upon request, furnish the Revolving Credit Lenders with copies of Letter of Credit Documents related thereto. (iii) In connection with the issuance and administration of Letters of Credit and the assignments hereunder, the Issuing Banks make no representation and shall have no responsibility with respect to (i) the obligations of the Borrower or the validity, sufficiency or enforceability of any document or instrument given in connection therewith, or the taking of any action with respect to same, (ii) the financial condition of, any representations made by, or any act or omission of the Borrower or any other Person, or (iii) any failure or delay in exercising any rights or powers possessed by any Issuing Bank in its capacity as issuer of Letters of Credit in the absence of its gross negligence or willful misconduct. Each of the Revolving Credit Lenders expressly acknowledges that it has made and will continue to make its own evaluations of the Borrower’s creditworthiness without reliance on any representation of any Issuing Bank or any Issuing Bank’s officers, agents and employees. (iv) If at any time any Issuing Bank shall recover any part of any unreimbursed amount for any draw or other demand for payment under a Letter of Credit, or any interest thereon, the Administrative Agent or such Issuing Bank, as the case may be, shall receive same for the pro rata benefit of the Revolving Credit Lenders in accordance with their respective Applicable Revolving Credit Percentages and shall promptly deliver to each Revolving Credit Lender its share thereof, less such Revolving Credit Lender’s pro rata share of the costs of such recovery, including court costs and attorney’s fees. If at any time any Revolving Credit Lender shall receive from any source whatsoever any payment on any such unreimbursed amount or interest thereon in excess of such Revolving Credit Lender’s Applicable Revolving Credit Percentage of such payment, such Revolving Credit Lender will promptly pay over such excess to the Administrative Agent, for redistribution in accordance with this Agreement. (i) Indemnification. The Borrower hereby indemnifies and agrees to hold harmless the Revolving Credit Lenders, the Issuing Banks and the Administrative Agent and their respective Affiliates, and the respective officers, directors, employees and agents of such Persons (each an “L/C Indemnified Person”), from and against any and all claims, damages, losses,

63 liabilities, costs or expenses of any kind or nature whatsoever which the Revolving Credit Lenders, the Issuing Banks or the Administrative Agent or any such Person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit (collectively, the “L/C Indemnified Amounts”), and none of the L/C Indemnified Persons shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary in connection therewith; (ii) the validity, sufficiency or genuineness of documents or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by any Issuing Bank to the beneficiary under any Letter of Credit against presentation of documents which do not strictly comply with the terms of any Letter of Credit (unless such payment resulted from the gross negligence or willful misconduct of such Issuing Bank), including failure of any documents to bear any reference or adequate reference to such Letter of Credit; (iv) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; or (v) any other event or circumstance whatsoever arising in connection with any Letter of Credit. It is understood that in making any payment under a Letter of Credit, the applicable Issuing Bank will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary. With respect to subparagraphs (i) through (v), (A) the Borrower shall not be required to indemnify any L/C Indemnified Person for any L/C Indemnified Amounts to the extent such amounts result from the gross negligence or willful misconduct of such L/C Indemnified Person or any officer, director, employee or agent of such L/C Indemnified Person as determined by a final, non- appealable order of a court of competent jurisdiction and (B) the Administrative Agent and the applicable Issuing Bank shall be liable to the Borrower to the extent, but only to the extent, of any direct, as opposed to consequential or incidental, damages suffered by the Borrower which were caused by the gross negligence or willful misconduct of any L/C Indemnified Person or by such Issuing Bank’s wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit, in each case, as determined by a final, non-appealable order of a court of competent jurisdiction. (j) Right of Reimbursement. Each Revolving Credit Lender agrees to reimburse the applicable Issuing Bank on demand, pro rata in accordance with its respective Applicable Revolving Credit Percentage, for (i) the reasonable out-of-pocket costs and expenses of such Issuing Bank to be reimbursed by the Borrower pursuant to any Letter of Credit Agreement or any Letter of Credit, to the extent not reimbursed by the Borrower or any of its Subsidiaries and

64 (ii) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, reasonable out-of-pocket expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Issuing Bank in any way relating to or arising out of this Agreement (including Section 2.07(f)(iii) hereof), any Letter of Credit, any documentation or any transaction relating thereto, or any Letter of Credit Agreement, to the extent not reimbursed by the Borrower, except to the extent that such liabilities, losses, costs or expenses were incurred by such Issuing Bank as a result of such Issuing Bank’s gross negligence or willful misconduct or by such Issuing Bank’s wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit, in each case, as determined by a final, non-appealable order of a court of competent jurisdiction. ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST ON REVOLVING CREDIT LOANS; PREPAYMENTS OF REVOLVING CREDIT LOANS; FEES Section 3.01 Repayment of Revolving Credit Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan on the Termination Date. Section 3.02 Interest on Revolving Credit Loans. (a) ABR Revolving Credit Loans. The Revolving Credit Loans comprising each ABR Revolving Credit Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. (b) Term Benchmark Revolving Credit Loans; RFR Loans. The Revolving Credit Loans comprising each Term Benchmark Revolving Credit Borrowing shall bear interest at the Adjusted Term SOFR for the Interest Period in effect for such Revolving Credit Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. Each RFR Loan (if applicable) shall bear interest at a rate per annum equal to Adjusted Daily Simple SOFR plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. (c) Post-Default Rate. Notwithstanding the foregoing, if an Event of Default specified in (i) Sections 10.01(h), 10.01(i) or 10.01(j) has occurred and is continuing, or (ii) Sections 10.01(a) and 10.01(b) has occurred and is continuing, then (A) in the case of clause (i) of this Section 3.02(c), all Revolving Credit Loans outstanding, and (B) in the case of clause (ii) of this Section 3.02(c), any past due amounts, in each case shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to such Revolving Credit Loans or such past due amounts, as applicable, but in no event to exceed the Highest Lawful Rate. (d) Interest Payment Dates. Accrued interest on each Revolving Credit Loan shall be payable in arrears on each Interest Payment Date for such Revolving Credit Loan and on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Revolving Credit

65 Loan (other than an optional prepayment of an ABR Revolving Credit Loan prior to the Termination Date at a time when no Borrowing Base Deficiency exists), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Term Benchmark Revolving Credit Loan prior to the end of the current Interest Period therefor, accrued interest on such Revolving Credit Loan shall be payable on the effective date of such conversion. (e) Interest Rate Computations. Interest computed by reference to the Term SOFR or Daily Simple SOFR hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year). Interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case, interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder or any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Alternate Base Rate, Adjusted Term SOFR or Adjusted Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto. Section 3.03 Prepayments of Revolving Credit Loans. (a) Optional Prepayments. Subject to any break funding costs payable pursuant to Section 5.02, the Borrower shall have the right at any time and from time to time to prepay any Revolving Credit Borrowing in whole or in part, without premium or penalty, subject to prior notice in accordance with Section 3.03(b). (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of (A) a Term Benchmark Revolving Credit Borrowing, not later than 12:00 p.m., New York time, three (3) Business Days before the date of prepayment or (B) an RFR Borrowing, not later than 11:00 a.m., New York time, five (5) Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Revolving Credit Borrowing, not later than 12:00 p.m., New York time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Revolving Credit Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Aggregate Maximum Credit Amount as contemplated by Section 2.05(b)(ii), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.05(b)(ii). Promptly following receipt of any such notice relating to a Revolving Credit Borrowing, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each partial prepayment of any Revolving Credit Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Credit Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

66 (c) Mandatory Prepayments. (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.05(b) or reduction of the Elected Loan Limit pursuant to Section 2.01(b)(i), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall prepay the Revolving Credit Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and if any excess remains after prepaying all of the Revolving Credit Borrowings as a result of Letter of Credit Obligations, Cash Collateralize such excess in an amount equal to the greater of (A) the amount of such Letter of Credit Obligations and (B) the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit. (ii) (A) During a Borrowing Base Period, upon any Scheduled Redetermination or Interim Redetermination or other adjustment of the Borrowing Base pursuant to Section 8.13(c) if the total Revolving Credit Exposures plus the principal balance of Permitted Pari Term Loan Debt then outstanding exceeds the redetermined Borrowing Base and the Administrative Agent sends a New Borrowing Base Notice to the Borrower indicating such Borrowing Base Deficiency (each, a “Borrowing Base Deficiency Notice”), then the Borrower shall within ten (10) Business Days following receipt of such Borrowing Base Deficiency Notice elect whether to (1) prepay the Revolving Credit Borrowings an amount which would, if prepaid immediately, eliminate the Borrowing Base Deficiency, (2) execute one or more Security Instruments (or cause a Subsidiary to execute one or more Security Instruments) covering such other Oil and Gas Properties as are reasonably acceptable to the Majority Lenders having present values which, in the reasonable opinion of the Majority Lenders, based upon the Majority Lenders’ good-faith evaluation of the engineering data provided them, taken in the aggregate are sufficient to increase the Borrowing Base to an amount sufficient to eliminate the Borrowing Base Deficiency, or (3) do any combination of the foregoing. If the Borrower fails to make an election within such ten (10) Business Day period after the Borrower’s receipt of the Borrowing Base Deficiency Notice, then Borrower shall be deemed to have selected the prepayment option specified in clause (1) above. To the extent any prepayment of Revolving Credit Borrowings is required hereunder, if a Borrowing Base Deficiency remains after prepaying all Revolving Credit Borrowings as a result of Letter of Credit Obligations, the Borrower shall Cash Collateralize such excess in an amount equal to the greater of (x) the amount of such Letter of Credit Obligations and (y) the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit. (B) The Borrower shall deliver such prepayments or Security Instruments covering additional Oil and Gas Properties in accordance with its election (or deemed election) pursuant to Section 3.03(c)(ii)(A) as follows: (1) Prepayment Elections. If the Borrower elects to prepay an amount in accordance with Section 3.03(c)(ii)(A)(1) above, then the Borrower may make such prepayment in three (3) equal consecutive monthly installments beginning within thirty (30) days after Borrower’s receipt of the Borrowing Base Deficiency Notice and continuing on the same day of each month thereafter; provided that all payments required to be made pursuant to this Section 3.03(c)(ii)(B)(1) must be made on or prior to the Termination Date.

67 (2) Elections to Mortgage Additional Oil and Gas Properties. If the Borrower elects to mortgage additional Oil and Gas Properties in accordance with Section 3.03(c)(ii)(A)(2) above, then (I) such properties shall be reasonably acceptable to the Majority Lenders having present values which, in the reasonable opinion of the Majority Lenders, based upon the Majority Lenders’ good-faith evaluation of the engineering data provided them, taken in the aggregate are sufficient to increase the Borrowing Base to an amount sufficient to eliminate such Borrowing Base Deficiency, and (II) the Borrower or such Subsidiary shall execute, acknowledge and deliver to the Administrative Agent one or more Security Instruments within thirty (30) days after the Borrower’s receipt of the Borrowing Base Deficiency Notice (or such longer time as determined by the Administrative Agent); provided, however (x) if none of the additional Oil and Gas Properties offered by the Borrower are reasonably acceptable to the Majority Lenders, the Borrower shall be deemed to have elected the prepayment option specified in Section 3.03(c)(ii)(A)(1) (and Borrower shall make such prepayment in accordance with Section 3.03(c)(ii)(B)(1)); and (y) if the aggregate present values of additional Oil and Gas Properties which are reasonably acceptable to the Majority Lenders are insufficient to eliminate the Borrowing Base Deficiency, then the Borrower shall be deemed to have selected the option specified in Section 3.03(c)(ii)(A)(3) (and the Borrower shall make prepayment and deliver or cause to be delivered one or more Security Instruments as provided in Section 3.03(c)(ii)(B)(3)). Together with such Security Instruments, the Borrower shall deliver to the Administrative Agent title opinions and/or other title information and data reasonably acceptable to the Administrative Agent such that the Administrative Agent shall have received, together with the title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least ninety percent (90%) of the total value of the Proved Oil and Gas Properties evaluated by the most recent Reserve Report and which are required to be Mortgaged Properties hereunder. (3) Combination Elections. If the Borrower elects (or is deemed to have elected) to eliminate the Borrowing Base Deficiency by a combination of prepayment and mortgaging of additional Oil and Gas Properties in accordance with Section 3.03(c)(ii)(A)(3), then within thirty (30) days after the Borrower’s receipt of the Borrowing Base Deficiency Notice (or such longer time as determined by the Administrative Agent), the Borrower shall (or shall cause a Subsidiary to) execute, acknowledge and deliver to the Administrative Agent one or more Security Instruments covering such additional Oil and Gas Properties and pay the Administrative Agent the amount by which the Borrowing Base Deficiency exceeds the present values of such additional Oil and Gas Properties in three (3) equal consecutive monthly installments beginning within thirty (30) days after Borrower’s receipt of the Borrowing Base Deficiency Notice and continuing on the same day of each month thereafter; provided that all payments required to be made pursuant to this Section 3.03(c)(ii)(B)(3) must be made on or prior to the Termination Date. (iii) During a Borrowing Base Period, upon any adjustment to the Borrowing Base pursuant to Section 9.10 or pursuant to Section 2.06(e), if a Borrowing Base

68 Deficiency results, then the Borrower shall prepay the Revolving Credit Borrowings in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency, and if any Borrowing Base Deficiency remains after prepaying all of the Revolving Credit Borrowings as a result of Letter of Credit Obligations, Cash Collateralize such excess in an amount equal to the greater of (A) the amount of such Letter of Credit Obligations and (B) the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit. The Borrower shall be obligated to make such prepayment and/or Cash Collateralize such excess on the second (2nd) Business Day after it receives the applicable New Borrowing Base Notice in accordance with Section 2.06(d); provided that all payments required to be made pursuant to this Section 3.03(c)(iii) must be made on or prior to the Termination Date. (iv) Each prepayment of Revolving Credit Borrowings pursuant to this Section 3.03(c) shall be applied, (A) first, ratably to any ABR Revolving Credit Borrowings then outstanding, (B) second, to any RFR Borrowings then outstanding, and if more than one RFR Borrowing is then outstanding, to each such RFR Borrowing in order of priority beginning with the RFR Borrowing with the least number of days remaining prior to the Interest Payment Date applicable thereto and ending with the RFR Borrowing with the most number of days remaining prior to the Interest Payment Date applicable thereto and (C) third, to any Term Benchmark Revolving Credit Borrowings then outstanding, and if more than one Term Benchmark Revolving Credit Borrowing is then outstanding, to each such Term Benchmark Revolving Credit Borrowing in order of priority beginning with the Term Benchmark Revolving Credit Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Term Benchmark Revolving Credit Borrowing with the most number of days remaining in the Interest Period applicable thereto; provided, however, if any excess remains after the prepayment of all Revolving Credit Borrowings and after the Borrower Cash Collateralizes all Letter of Credit Obligations or outstanding Letters of Credit, such excess shall be prepaid by the Borrower. (v) Each prepayment of Revolving Credit Borrowings pursuant to this Section 3.03(c) shall be accompanied by accrued interest on the amount prepaid to the extent required by Section 3.02. (d) No Premium or Penalty. Prepayments permitted or required under this Section 3.03 shall be without premium or penalty, except as required under Section 5.02. Section 3.04 Fees. (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the actual daily amount of the undrawn Commitment of such Revolving Credit Lender during the period from and including the date of this Agreement to but excluding the Termination Date (such fee, the “Commitment Fee”). Accrued Commitment Fees shall be payable in arrears on the last day of each March, June, September and December of each year (with respect to the preceding three months or portion thereof) and on the Termination Date (and, if applicable, thereafter on demand), commencing on the first such date to occur after the date hereof. If there is any change in the Commitment of any Revolving Credit Lender during any such three-month period, the actual daily amount of the Commitment shall be computed and multiplied by the Commitment Fee Rate separately for each period during such three-month period

69 such Commitment was in effect. All Commitment Fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day and the last day of each period but excluding the date on which the Commitments terminate). (b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times set forth in the Fee Letter. ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Payment Procedure. (i) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided herein, all payments made by the Borrower of principal, interest or fees hereunder shall be made without setoff or counterclaim on the date specified for payment under this Agreement and must be received by the Administrative Agent not later than 1:00 p.m. (New York time) on the date such payment is required or intended to be made in Dollars in immediately available funds to the Administrative Agent at the Administrative Agent’s office located at 270 Park Avenue, New York, New York 10017, for the ratable benefit of the Revolving Credit Lenders in the case of payments in respect of the Revolving Credit Loans and any Letter of Credit Obligations. Any payment received by the Administrative Agent after 1:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Upon receipt of each such payment, the Administrative Agent shall make prompt payment to each applicable Lender of all amounts received by it for the account of such Lender. (ii) Unless the Administrative Agent shall have been notified in writing by the Borrower at least two (2) Business Days prior to the date on which any payment to be made by the Borrower is due that the Borrower does not intend to remit such payment, the Administrative Agent may, in its sole discretion and without obligation to do so, assume that the Borrower has remitted such payment when so due and the Administrative Agent may, in reliance upon such assumption, make available to each Revolving Credit Lender, as the case may be, on such payment date an amount equal to such Lender’s share of such assumed payment. If the Borrower has not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available or transferred to such Lender, together with the interest thereon, in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at a rate per annum equal to the NYFRB Rate for the first two (2) Business Days that such amount remains unpaid, and thereafter at a rate of interest then applicable to such Borrowings.

70 (iii) Subject to the definition of “Interest Period” in Section 1.02 of this Agreement, whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment. (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest and fees then due hereunder, such funds shall be applied first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and second, towards payment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties. (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Reimbursement Obligations resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in Reimbursement Obligations and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in Reimbursement Obligations of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Reimbursement Obligations; provided that if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 4.02 Deductions by the Administrative Agent; Defaulting Lender. (a) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(a), Section 2.07(f) or Section 4.02, then the Administrative Agent may, in its sole discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder,

71 in the case of each of (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. (b) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (i) The obligation of any Lender to make any Loan hereunder shall not be affected by the failure of any other Lender to make any Loan under this Agreement, and no Lender shall have any liability to the Borrower or any of its Subsidiaries, the Administrative Agent, any other Lender, or any other Person for another Lender’s failure to make any loan or Loan hereunder. (ii) If any Lender shall become a Defaulting Lender, then such Defaulting Lender’s right to participate in the administration of the loans, this Agreement and the other Loan Documents, including without limitation any right to vote in respect of any amendment, consent or waiver of the terms of this Agreement or such other Loan Documents, or to direct or approve any action or inaction by the Administrative Agent shall be suspended for the entire period that such Lender remains a Defaulting Lender and the stated commitment amounts and outstanding Loans of such Defaulting Lender shall not be included in determining whether all Lenders, the Required Lenders (or any class thereof) or the Majority Lenders (or any class thereof), as the case may be, have taken or may take any action hereunder (including, without limitation, any action to approve any consent, waiver or amendment to this Agreement or the other Loan Documents); provided, however, that the foregoing shall not permit (A) an increase in such Defaulting Lender’s stated commitment amounts, (B) the waiver, forgiveness or reduction of the principal amount of any Obligations outstanding to such Defaulting Lender (unless all other Lenders affected thereby are treated similarly), (C) the extension of the final maturity date(s) of such Defaulting Lenders’ portion of any of the loans or other extensions of credit or other obligations of the Borrower owing to such Defaulting Lender, in each case without such Defaulting Lender’s consent, (D) any other modification which under Section 12.02 requires the consent of all Lenders or Lender(s) affected thereby which affects the Defaulting Lender differently than the Non-Defaulting Lenders affected by such modification, other than a change to or waiver of the requirements of Section 4.01(b) which results in a reduction of the Defaulting Lender’s commitment or its share of the Obligations on a non-pro-rata basis. (iii) All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non- Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (iv) To the extent and for so long as a Lender remains a Defaulting Lender and notwithstanding the provisions of Section 4.01(b), the Administrative Agent shall be

72 entitled, without limitation, (A) to withhold or setoff and to apply in satisfaction of those obligations for payment (and any related interest) in respect of which the Defaulting Lender shall be delinquent or otherwise in default to the Administrative Agent or any Lender (or to hold as cash collateral for such delinquent obligations or any future defaults) the amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document, (B) if the amount of Loans made by such Defaulting Lender is less than its Applicable Revolving Credit Percentage, as the case may be, requires, apply payments of principal made by the Borrower amongst the Non- Defaulting Lenders on a pro rata basis until all outstanding Loans are held by all Lenders according to their respective Applicable Revolving Credit Percentages, and (C) to bring an action or other proceeding, in law or equity, against such Defaulting Lender in a court of competent jurisdiction to recover the delinquent amounts, and any related interest. Performance by the Borrower of its obligations under this Agreement and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section, except to the extent expressly set forth herein and in any event the Borrower shall not be required to pay any Commitment Fee under Section 3.04(a) of this Agreement in respect of such Defaulting Lender’s Unfunded Portion for the period during which such Lender is a Defaulting Lender. Furthermore, the rights and remedies of the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders against a Defaulting Lender under this section shall be in addition to any other rights and remedies such parties may have against the Defaulting Lender under this Agreement or any of the other Loan Documents, applicable law or otherwise, and the Borrower waives no rights or remedies against any Defaulting Lender. Section 4.03 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Secured Parties of all of the Borrower’s or each Guarantor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries. ARTICLE V INCREASED COSTS; REIMBURSEMENT OF PREPAYMENT COSTS; TAXES Section 5.01 Increased Costs. (a) Changes in Law. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any

73 Lender (except any such reserve requirement reflected in the Adjusted Term SOFR) or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or the applicable offshore market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (a) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, such Issuing Bank or such other recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, such Issuing Bank or such other recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Adequacy and Other Increased Costs. (i) If, after the Effective Date, the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Lender or the Administrative Agent, or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or the Administrative Agent with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk based capital guidelines (each, a “Change in Law”), affects or would affect the amount of capital or liquidity required to be maintained by such Lender or the Administrative Agent (or any corporation controlling such Lender or the Administrative Agent) and such Lender or the Administrative Agent, as the case may be, determines that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s or the Administrative Agent’s obligations or Borrowings hereunder and such increase has the effect of reducing the rate of return on such Lender’s or the Administrative Agent’s (or such controlling corporation’s) capital as a consequence of such obligations or Borrowings hereunder to a level below that which such Lender or the Administrative Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) (collectively, “Increased Costs”), then the Administrative Agent or such Lender shall notify the Borrower, and thereafter the Borrower shall pay to such Lender or the Administrative Agent, as the case may be, within ten (10) Business Days of written demand therefor from such Lender or the Administrative Agent, additional amounts sufficient to compensate such Lender or the Administrative Agent (or such controlling corporation) for any increase in the amount of capital or liquidity and reduced rate of return which such Lender or the Administrative Agent reasonably determines to be allocable to the existence of such Lender’s or

74 the Administrative Agent’s obligations or Borrowings hereunder. A statement setting forth the amount of such compensation, the methodology for the calculation and the calculation thereof which shall also be prepared in good faith and in reasonable detail by such Lender or the Administrative Agent, as the case may be, shall be submitted by such Lender or by the Administrative Agent to the Borrower, reasonably promptly after becoming aware of any event described in this Section 5.01(b) and shall be conclusively presumed to be correct, absent manifest error. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued. (ii) Notwithstanding the foregoing, however, the Borrower shall not be required to pay any increased costs under Sections 5.01(a) or 5.01(b) for any period ending prior to the date that is two hundred seventy (270) days prior to the making of a Lender’s initial request for such additional amounts unless the applicable Change in Law or other event resulting in such increased costs is effective retroactively to a date more than two hundred seventy (270) days prior to the date of such request, in which case a Lender’s request for such additional amounts relating to the period more than one hundred eighty (180) days prior to the making of the request must be given not more than two hundred seventy (270) days after such Lender becomes aware of the applicable Change in Law or other event resulting in such increased costs. Section 5.02 Reimbursement of Prepayment Costs. If (a) the Borrower makes any payment of principal with respect to any Term Benchmark Borrowing on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, pursuant to any mandatory provisions hereof, by acceleration, or otherwise); (b) the Borrower converts or refunds (or attempts to convert or refund) any such Borrowing or Loan on any day other than the last day of the Interest Period applicable thereto; (c) the Borrower fails to borrow, refund or convert any Term Benchmark Borrowing after notice has been given by the Borrower to the Administrative Agent in accordance with the terms hereof requesting such Borrowing or Loan; or (d) or if the Borrower fails to make any payment of principal in respect of a Term Benchmark Borrowing when due, the Borrower shall reimburse the Administrative Agent for itself and/or on behalf of any Lender, as the case may be, within ten (10) Business Days of written demand therefor for any resulting loss, cost or expense incurred (excluding the loss of any Applicable Margin) by the Administrative Agent and Lenders, as the case may be, as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not the Administrative Agent and Lenders, as the case may be, shall have funded or committed to fund such Borrowing or Loan. With respect to RFR Loans, in the event of (w) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (whether voluntarily, pursuant to any mandatory provisions hereof, by acceleration, or otherwise), (y) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto or (z) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 5.05, then the Borrower shall reimburse the Administrative Agent for itself and/or on behalf of any Lender, as the case may be, within ten (10) Business Days of written demand therefor for any resulting loss, cost or expense

75 incurred (excluding the loss of any Applicable Margin) by the Administrative Agent and Lenders, as the case may be, as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not the Administrative Agent and Lenders, as the case may be, shall have funded or committed to fund such Borrowing or Loan. Calculation of any amounts payable to any Lender under this paragraph shall be made as though such Lender shall have actually funded or committed to fund the relevant Borrowing or Loan through the purchase of an underlying deposit in an amount equal to the amount of such Borrowing or Loan and having a maturity comparable to the relevant Interest Period; provided, however, that any Lender may fund any Borrowing in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. The Administrative Agent and the Lenders shall deliver to the Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. Section 5.03 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Withholding Agent under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes; provided that if any Credit Party shall be required to deduct any Indemnified Taxes from such payments, then the sum payable by the Credit Parties shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 5.03), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, the Withholding Agent shall make such deductions or withholdings and the Withholding Agent shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrower or Guarantors. The Borrower or Guarantors, as applicable, shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for such Other Taxes. (c) Indemnification by the Borrower, Guarantors and Lenders. (i) The Borrower or Guarantors, as applicable, shall indemnify the Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or Guarantors, as applicable, hereunder (including Indemnified Taxes or imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent or a Lender as to the amount of such payment or liability

76 under this Section 5.03 shall be delivered to the Borrower or Guarantors, as applicable, and shall be conclusive absent manifest error. (ii) Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (A) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (B) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(b)(viii) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(c)(ii). (d) Evidence of Payments. As soon as practicable after any payment of Taxes by the Credit Parties to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Withholding Agent, at the time or times reasonably requested by the Withholding Agent, such properly completed and executed documentation reasonably requested by the Withholding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Withholding Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Withholding Agent as will enable the Withholding Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A) and (ii)(B) and Section 5.03(g) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a “United States person” as defined in Section 7701(a)(30) of the Code, (A) any Lender that is a “United States person” as defined in Section 7701(a)(30) of the Code shall deliver to the Withholding Agent on or prior to the

77 date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; and (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), an executed copy of any other form prescribed by applicable law as

78 a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Withholding Agent to determine the withholding or deduction required to be made. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Withholding Agent in writing of its legal inability to do so. (f) Administrative Agent. On or before the date on which JPMorgan Chase Bank, N.A. (and any successor or replacement Administrative Agent) becomes the Administrative Agent hereunder, it shall deliver to the Borrower two duly executed originals of either (i) IRS Form W-9, or (ii) IRS Form W-8ECI (with respect to any payments to be received on its own behalf) and IRS Form W-8IMY (for all other payments), establishing that the Borrower can make payments to the Administrative Agent without deduction or withholding of any Taxes imposed by the United States, including Taxes imposed under FATCA. (g) FATCA. (i) If a payment made to a Lender under this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of Section 5.03(f) and this Section 5.03(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (ii) For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (h) Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Borrower or any Guarantor or with respect to which the Borrower or any Guarantor has paid additional amounts pursuant to this Section 5.03, it shall pay to the Borrower or any Guarantor, as applicable, an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or any Guarantor under this Section 5.03 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect

79 to such refund). Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after- Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 5.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (j) Defined Terms. For purposes of this Section 5.03, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. Section 5.04 Mitigation Obligations; Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Section 5.05 Replacement of Lenders. If (a) any Lender requests compensation under Section 5.01, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, (c) any Lender is a Defaulting Lender, (d) during any Borrowing Base Period, any Lender fails to provide its consent to increase or maintain the Borrowing Base pursuant to Section 2.06(c)(iii) and the Required Lenders have provided their consent to increase or maintain the Borrowing Base pursuant to Section 2.06(c)(iii) or (e) any Lender fails to approve a proposed waiver, consent or amendment which has been approved by the Majority Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent (and, in the case of clause (d) above, within thirty (30) days of the effectiveness of the redetermination of the Borrowing Base pursuant to Section 2.06(d)), require, in the case of clauses (a) through (c) above, such Lender (and, in the case of clause (d) above, within thirty (30) days of the effectiveness of the redetermination of the Borrowing Base pursuant to Section 2.06(d)) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(a)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative

80 Agent and the Issuing Banks, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Reimbursement Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Notwithstanding the foregoing, a Lender (other than a Defaulting Lender) shall not be required to make any such assignment and delegation if such Lender (or its Affiliate) is a Secured Swap Party with any outstanding Secured Swap Agreement, unless on or prior thereto, all such Swap Agreements have been terminated or novated to another Person and such Lender (or its Affiliate) shall have received payment of all amounts, if any, payable to it in connection with such termination or novation. Section 5.06 Illegality. If, after the date of this Agreement, the adoption or introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any of the Lenders with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Lenders to honor its obligations hereunder to make or maintain any Term Benchmark Loans or RFR Loans (as applicable), such Lender shall forthwith give notice thereof to the Borrower and to the Administrative Agent. Thereafter, (a) the obligations of the applicable Lenders to make such Term Benchmark Loans (or, if applicable, RFR Loans) and the right of the Borrower to convert a Borrowing into or refund a Borrowing as a Term Benchmark Revolving Credit Borrowing (or, if applicable, an RFR Borrowing) shall be suspended and thereafter only the Alternate Base Rate shall be available, and (b) the applicable Borrowing shall immediately be converted to a Borrowing which bears interest at or by reference to the Alternate Base Rate. For purposes of this Section 5.06, a Change in Law or any change in rule, regulation, interpretation or administration shall include, without limitation, any change made or which becomes effective on the basis of a law, rule, regulation, interpretation or administration presently in force, the effective date of which change is delayed by the terms of such law, rule, regulation, interpretation or administration. Section 5.07 Right of Lenders to Fund through Branches and Affiliates. Each Lender may, if it so elects, fulfill its commitment as to any Borrowing hereunder by designating a branch or Affiliate of such Lender to make such Borrowing; provided that (a) such Lender shall remain solely responsible for the performances of its obligations hereunder and (b) no such designation shall result in any increased costs to Borrower. Section 5.08 Alternate Rate of Interest. (a) Inability to Determine Rates. Subject to Section 5.06 and Section 5.08(b), Section 5.08(c), Section 5.08(d), Section 5.08(e) and Section 5.08(f), if: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest

81 Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR or the Term SOFR (including, without limitation, because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR for an RFR Loan; or (ii) the Administrative Agent is advised by the Majority Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Term Benchmark Loans included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their RFR Loans included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy, electronic mail or fax as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect the relevant Benchmark and (y) the Borrower delivers a new Revolving Credit Borrowing Request in accordance with the terms of Section 2.03, (A) any Revolving Credit Borrowing Request that requests the conversion of any Revolving Credit Borrowing to, or continuation of any Revolving Credit Borrowing as, a Term Benchmark Borrowing and any Revolving Credit Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be a Revolving Credit Borrowing Request for (1) an RFR Borrowing so long as Adjusted Daily Simple SOFR is not also the subject of Section 5.08(a)(i) or Section 5.08(a)(ii) above or (2) an ABR Borrowing if Adjusted Daily Simple SOFR is also the subject of Section 5.08(a)(i) or Section 5.08(a)(ii) above and (B) any Revolving Credit Borrowing Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, an RFR Borrowing and any Revolving Credit Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Revolving Credit Borrowing Request for an ABR Borrowing. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice from the Administrative Agent referred to in this Section 5.08(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Revolving Credit Borrowing Request in accordance with the terms of Section 2.03, (A) any impacted Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (1) an RFR Borrowing so long as Adjusted Daily Simple SOFR is not also the subject of Section 5.08(a)(i) or Section 5.08(a)(ii) above or (2) an ABR Loan if Adjusted Daily Simple SOFR is also the subject of Section 5.08(a)(i) or Section 5.08(a)(ii) above, on such day and (B) any impacted RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan so long as Adjusted Term SOFR is not also the subject of Section 5.08(a)(i) or Section 5.08(a)(ii) above.

82 (b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (provided that any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 5.08), if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (ii) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (c) Benchmark Replacement Conforming Changes. Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and the related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.08. (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information

83 announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (i) an RFR Borrowing so long as Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (ii) an ABR Borrowing if Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then- current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 5.08, (A) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (1) an RFR Borrowing so long as Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) an ABR Loan if Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (B) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. Section 5.09 Interest Rates; Benchmark Notifications. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 5.08 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement or with respect to any alternative or successor rate thereto, or replacement rate thereof including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark

84 Replacement) and/or any relevant adjustments thereto, in each case, in a manner that may have an indirect adverse impact on the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit (other than any Existing Specified Letter of Credit) hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02): (a) The Administrative Agent, the Arrangers and the Lenders shall have received all commitment and agency fees and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced at least two (2) Business Days prior to the Effective Date, the fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent). (b) The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of the Credit Parties (for the avoidance of doubt, as used in this Agreement, Credit Parties includes Extraction, Condor Merger Sub 2 and their respective subsidiaries that become Guarantors hereunder) each setting forth resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of the Credit Parties to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, the officers of the Credit Parties who are authorized to sign the Loan Documents to which the Credit Parties is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, specimen signatures of such authorized officers, and the limited liability company agreement, the articles or certificate of incorporation and bylaws or other applicable organizational documents of the Credit Parties, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Credit Parties to the contrary. (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Credit Parties.

85 (d) The Administrative Agent shall have received (i) a compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated as of the Effective Date and (ii) a certificate of a Financial Officer certifying that the Borrower’s pro forma Leverage Ratio as of June 30, 2021 was less than 1.0:1.0 and demonstrating that the Credit Parties are party to Swap Agreements, in the form of fixed-price swaps and purchased put options or collars, in each case, with prices and terms reasonably acceptable to the Administrative Agent, covering not less than fifty percent (50%) of the reasonably anticipated projected production from Oil and Gas Properties constituting Proved Developed Producing Reserves as reflected in the Initial Reserve Report for each of crude oil and natural gas, calculated separately, for each calendar month of the twelve (12) calendar month period commencing November 1, 2021. (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party. (f) The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Revolving Credit Lender requesting a Revolving Credit Note (to the extent requested at least two (2) Business Days prior to the Effective Date) in a principal amount equal to its Maximum Credit Amount dated as of the date hereof. (g) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of (i) the Guarantee Agreement and (ii) each Security Instrument described on Exhibit D (including, for the avoidance of doubt, any certificates representing the Equity Interests of the Credit Parties (including Extraction) along with any instruments of transfer and/or undated powers endorsed in blank). In connection with the execution and delivery of the Security Instruments and after giving effect to the Extraction Merger and Crestone Merger, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Permitted Liens) on, among other things, at least ninety (90%) of the total value of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report. (h) The Administrative Agent shall have received a signed legal opinion of (i) Simpson Thacher & Bartlett LLP, counsel to the Credit Parties and (ii) local counsel to the Credit Parties from each State where there is Mortgaged Property, in each case, in form and substance reasonably satisfactory to the Administrative Agent. (i) The Administrative Agent shall have received a certificate of insurance coverage of the Credit Parties evidencing that the Credit Parties are carrying insurance in accordance with Section 7.12. (j) After giving effect to the Extraction Merger and Crestone Merger, the Administrative Agent shall have received title information as the Administrative Agent may reasonably require setting forth the status of title to at least ninety percent (90%) of the total value of the Proved Oil and Gas Properties evaluated in the Initial Reserve Report.

86 (k) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Credit Parties. (l) The Administrative Agent shall have received a certificate of a Responsible Officer of the Credit Parties certifying that the Credit Parties have received all consents and approvals required by Section 7.03. (m) The Administrative Agent shall have received appropriate UCC and other lien search certificates reflecting no prior Liens encumbering the Properties of the Credit Parties for the State of Delaware and any other jurisdiction requested by the Administrative Agent, other than those being assigned or released on or prior to the Effective Date or Permitted Liens. (n) The Administrative Agent shall have received (i) the Initial Reserve Report and (ii) one or more certificates covering the matters described in Section 8.12(c) with respect to such Initial Reserve Report. (o) The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA PATRIOT Act, to the extent that Administrative Agent and/or the Lender have requested such documentation or other information at least five (5) Business Days prior to the Effective Date. (p) No material litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Documents or the Transactions. (q) The Administrative Agent shall have received (i) the financial statements referred to in Section 7.04(a), (ii) the unaudited condensed consolidated balance sheets, statements of operations, cash flows, and changes in stockholders’ equity and noncontrolling interest of Extraction and its Consolidated Subsidiaries as of June 30, 2021, (iii) the unaudited condensed consolidated interim balance sheets, statements of operations, cash flows, and changes in stockholders’ equity and noncontrolling interest of Crestone and its Consolidated Subsidiaries as of June 30, 2021, and (iv) the unaudited condensed combined balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 2021 after giving effect to the Extraction Merger, the Crestone Merger and the other transactions described therein. (r) The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of the Credit Parties certifying: (i) that attached to such certificate are true, accurate and complete copies of (A) the Extraction Merger Agreement, the “Company Voting Agreement” (as defined in the Extraction Merger Agreement) and all side letters and each other material agreement and assignment (including any assignments and bills of sale) executed and delivered in connection with the Extraction Merger (collectively, the “Extraction Merger Documents”), which Extraction Merger Documents shall be reasonably acceptable to the Administrative Agent and (B) the Crestone Merger Agreement, the “Company Support Agreement” (as defined in the Crestone Merger Agreement) and all side letters and each other material agreement and assignment (including any assignments and bills of sale) executed

87 and delivered in connection with the Crestone Merger (collectively, the “Crestone Merger Documents”), which Crestone Merger Documents shall be reasonably acceptable to the Administrative Agent, (ii) that substantially concurrently with any Borrowings on the Effective Date, the Borrower is consummating (A) the Extraction Merger substantially in accordance with the terms of the Extraction Merger Documents (without any material waiver or amendment thereof not otherwise approved by the Administrative Agent), (B) the Crestone Merger substantially in accordance with the terms of the Crestone Merger Documents (without any material waiver or amendment thereof not otherwise approved by the Administrative Agent) and (C) the Credit Parties shall, directly or indirectly, own all of the Oil and Gas Properties of Extraction, Crestone and their respective subsidiaries as set forth in the Initial Reserve Report and (iii) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of (A) the Extraction Merger that are conditions to the consummation of the Extraction Merger and (B) the Crestone Merger that are conditions to the consummation of the Crestone Merger, in each case, have been obtained and are in full force and effect. (s) Substantially concurrently with any Borrowings on the Effective Date, the Extraction Merger and the Crestone Merger shall have been consummated as described in Section 6.01(r)(ii). (t) The Administrative Agent shall have received (i) evidence satisfactory to it (including mortgage releases and UCC-3 financing statement terminations, as applicable) that all Liens on (A) the Equity Interests in Extraction and its subsidiaries and the Properties of Extraction and its subsidiaries and (B) the Equity Interests in Crestone and its subsidiaries and the Properties of Crestone and its subsidiaries, in each case, have been released or terminated subject only to the filing of applicable terminations and releases and Permitted Liens and (ii) a payoff letter and/or termination letter in form and substance reasonably satisfactory to the Administrative Agent evidencing that, contemporaneously with the effectiveness of this Agreement and the making of any Loans on the Effective Date, (A)(1) the Credit Agreement dated as of January 20, 2021 (as amended or otherwise modified from time to time, the “Extraction Credit Agreement”), among Extraction, as borrower, Wells Fargo Bank, National Association, as administrative agent and an issuing bank, and the lenders party thereto and (2) the Credit Agreement dated as of September 21, 2016 (as amended or otherwise modified from time to time, the “Crestone Credit Agreement”), among Crestone Peak Resources LLC, as borrower, Toronto Dominion (Texas) LLC, as administrative agent and collateral agent, and the lenders party thereto, in each case, have been repaid in full, (B) the commitments under the Extraction Credit Agreement and the Crestone Credit Agreement have been terminated, and (C) the liens securing the Debt under the Extraction Credit Agreement and the Crestone Credit Agreement have been released and terminated. (u) After giving effect to the Transactions on the Effective Date, including the making of any Loans or other extensions of credit on the Effective Date and the consummation of the Extraction Merger and the Crestone Merger, the Commitment Utilization Percentage does not exceed eighty percent (80%). (v) The Administrative Agent shall have received evidence of the Borrower’s name change from Bonanza Creek Energy, Inc. to Civitas Resources, Inc. and the related UCC-3 financing statement amendment to reflect such change.

88 (w) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request. The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding, but excluding a Revolving Credit Borrowing to continue or convert any outstanding Revolving Credit Borrowing), and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit (but excluding any automatic renewal or extension of any Letter of Credit, amendment the sole purpose of which is to extend or renew any Letter of Credit and any Existing Specified Letter of Credit that is deemed to be issued pursuant to Section 2.07(a)) is subject to the satisfaction of the following conditions (or waiver in accordance with Section 12.02): (a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (i) no Default or Borrowing Base Deficiency shall have occurred and be continuing and (ii) the Consolidated Cash Balance shall not exceed the greater of (A) $150,000,000 or (B) expenditures in respect of the oil and gas properties of the Borrower permitted hereunder in the ordinary course of business as agreed to by the Administrative Agent at the time of such credit event and subject to the Administrative Agent receiving prior written notice of such request on or prior to the date of delivery of the applicable Revolving Credit Borrowing Request in accordance with Section 2.03 or request for a Letter of Credit in accordance with Section 2.07(b). (b) The representations and warranties of the Credit Parties set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date. (c) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or any Issuing Bank to violate or exceed, any applicable Governmental Requirement. (d) The receipt by the Administrative Agent of a Revolving Credit Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.07(b), as applicable. Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) and (b).

89 ARTICLE VII REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: Section 7.01 Organization; Powers. Each of the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate or other organizational power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such licenses, authorizations, consents, approvals and/or qualifications would not reasonably be expected to have a Material Adverse Effect. Section 7.02 Authority; Enforceability. The Transactions are within each Credit Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership action and, if required, action by any holders of its Equity Interests (including, without limitation, any action required to be taken by any class of directors, managers or supervisors, whether interested or disinterested, as applicable, of the Credit Parties or any other Person, in order to ensure the due authorization of the Transactions). Each Loan Document to which a Credit Party is a party has been duly executed and delivered by such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except such as have been obtained or made and are in full force and effect other than the recording and filing of the Security Instruments as required by this Agreement and those approvals or consents which, if not made or obtained, would not cause a Default hereunder or would not reasonably be expected to have a Material Adverse Effect and (b) will not violate or result in a default under any Existing Secured Swap Agreement listed on Schedule 1.5, indenture, agreement or other instrument evidencing Material Indebtedness binding upon any Credit Party or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Credit Party. Section 7.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders (i) the audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 2020, reported on by Deloitte & Touche LLP, and the audited statements of operations, stockholders’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 2020, reported on by Grant Thornton

90 LLP and (ii) the unaudited condensed consolidated balance sheets and related statements of operations and comprehensive income (loss) and stockholders’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of June 30, 2021. The financial statements described in the foregoing clause (i) and clause (ii) present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since December 31, 2020, there has been no event, development or circumstance that has had a Material Adverse Effect. (c) Except as listed on Schedule 7.04(c) or as permitted under Section 9.02, no Credit Party has on the date hereof after giving effect to the Transactions, any Material Indebtedness or any off-balance sheet liabilities, liabilities for past due taxes, or any unusual forward or long-term commitments which are, in the aggregate, material to the Credit Parties taken as a whole or material with respect to the Borrower’s consolidated financial condition, required under GAAP to be shown but are not shown in the Borrower’s latest audited consolidated financial statements referred to in Section 7.04(a)(i). Section 7.05 Litigation. Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings that involve any Loan Document or the Transactions by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting any Credit Party not fully covered by insurance (except for deductibles) as to which there is a reasonable probability of an adverse determination that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (after taking into account insurance proceeds or other recoveries from third parties actually received). Section 7.06 Environmental Matters. Except for such matters as set forth on Schedule 7.06, or that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) the Borrower, its Subsidiaries and each of their respective Properties and operations thereon are in compliance with all applicable Environmental Laws; (b) the Borrower and its Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of the Borrower and its Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be denied; (c) there are no claims, demands, suits, orders, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or, to the Borrower’s knowledge, threatened against the

91 Borrower or any of its Subsidiaries or any of their respective Properties or as a result of any operations at such Properties that would reasonably be expected to be determined adversely; (d) none of the Properties of the Borrower and its Subsidiaries contain or, to Borrower’s knowledge, have contained any: underground storage tanks; asbestos-containing materials; landfills or dumps; hazardous waste management units as defined pursuant to RCRA or any comparable state law; or sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (e) there has been no Release or, to the Borrower’s knowledge, threatened Release, of Hazardous Materials at, on, under or from any of the Borrower’s or its Subsidiaries’ Properties, that require, or that would reasonably be expected to result in, any investigation, remediation, abatement, removal, or monitoring of Hazardous Materials under applicable Environmental Laws at such Properties and, to the knowledge of the Borrower, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property; (f) no Credit Party nor its respective Subsidiaries has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Borrower’s or any of its Subsidiaries’ Properties and, to the Borrower’s knowledge, there are no conditions or circumstances that would reasonably be expected to result in the receipt of such written notice; (g) to the Borrower’s knowledge, there has been no exposure of any Person or Property to any Hazardous Materials as a result of or in connection with the Borrower’s or any of its Subsidiaries’ operations of its Properties that could reasonably be expected to form the basis for a claim for damages or compensation; and (h) to the extent requested by the Administrative Agent, the Borrower has made available to the Administrative Agent complete and correct copies of all non-privileged environmental site assessment reports, and non-privileged studies on material environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) that are in the Borrower’s possession or control and relating to any of the Borrower’s or any of its Subsidiaries’ Properties or operations thereon. Section 7.07 Compliance with the Laws and Agreements; No Defaults. (a) Each of the Credit Parties is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

92 (b) No Credit Party is in default and no event or circumstance has occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require any Credit Party to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which any Credit Party or any of their Properties is bound. (c) No Default has occurred and is continuing. Section 7.08 Investment Company Act. No Credit Party is an “investment company” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended. Section 7.09 Taxes. Each Credit Party has timely filed or caused to be filed all federal income Tax returns and reports, and all other material Tax returns and reports, required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party has set aside on its books adequate reserves in accordance with GAAP or to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Credit Parties in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. Except for Excepted Liens, (a) no Lien for Taxes has been filed and (b) to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge. Section 7.10 ERISA. Except for such matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) The Credit Parties and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan. (b) Each Plan is, and has been, established and maintained in substantial compliance with its terms, ERISA and, where applicable, the Code. (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any other Credit Party or any ERISA Affiliate (whether directly or indirectly) of either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or breach of fiduciary duty liability damages under section 409 of ERISA. (d) Full payment when due has been made of all amounts which the Credit Parties or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof. (e) No ERISA Event individually or together with any other ERISA Event, has occurred or is reasonably expected to occur. (f) No Credit Party and no ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, with

93 respect to which its sponsorship of, maintenance of or contribution to may not be terminated by the applicable Credit Party or any ERISA Affiliate in its sole discretion at any time without any liability other than for benefits due as of, or claims incurred prior to, the effective date of such termination. Section 7.11 Disclosure; No Material Misstatements. The certificates, written statements and reports, and other written information, taken as a whole, furnished by or on behalf of the Credit Parties to the Administrative Agent and the Lenders in connection with the negotiation of any Loan Document (as modified or supplemented by other information so furnished), do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that (a) to the extent any such certificate, written statement, written report, or written information was based upon or constitutes a forecast or projection, each Credit Party represents only that such certificate, written statement, written report or written information was prepared in good faith based on assumptions believed to be reasonable at the time delivered (it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that results during the period(s) covered by such projections may differ from the projected results and that such differences may be material and that the Credit Parties make no representation that such projections will be realized) and (b) as to any such written statements, written information and written reports furnished on behalf of the Credit Parties to the Administrative Agent and the Lenders by third parties in connection with the negotiation of any Loan Document (as modified or supplemented by other information so furnished), the Borrower represents only that it is not aware of any material misstatement or omission therein. Section 7.12 Insurance. The Borrower has, and has caused all of its other Credit Parties to have, all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Credit Parties. The Administrative Agent and the Lenders have been named as additional insured in respect of such liability insurance policies and the Administrative Agent, on behalf of the Lenders, has been named as lender loss payee with respect to Property loss insurance. Section 7.13 Restriction on Liens. No Credit Party is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Debt and the Loan Documents, or restricts any Credit Party from paying dividends or making any other distributions in respect of its Equity Interests to any other Credit Party, or restricts any Credit Party from making loans or advances to any other Credit Party, or which requires the consent of other Persons in connection therewith, except, in each case, for such encumbrances or restrictions permitted under Section 9.12. Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be

94 a supplement to Schedule 7.14, the Borrower has no Restricted Subsidiaries. The Borrower has no Foreign Subsidiaries. Section 7.15 Location of Business and Offices. The correct legal name, business address, type of organization and jurisdiction of organization, tax identification number and other relevant identification numbers of the Credit Parties are set forth on Schedule 1.3 hereto (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(i) in accordance with Section 12.01). Section 7.16 Properties; Titles, Etc. (a) Each of the Credit Parties has good and defensible title to their respective Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all its material personal Properties, in each case, free and clear of all Liens except Permitted Liens. The Credit Parties own in all material respects the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Credit Parties to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by at least a corresponding proportionate increase in the Credit Parties’ net revenue interest in such Property. (b) All leases and agreements necessary for the conduct of the business of the Credit Parties are valid and subsisting, in full force and effect, and no Credit Party is in default beyond all applicable grace or cure periods under any such lease or agreement which default would reasonably be expected to have a Material Adverse Effect. (c) The rights and Properties presently owned, leased or licensed by the Credit Parties including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Credit Parties to conduct their business in all material respects in the same manner as their business has been conducted in the twelve months prior to the date hereof. (d) All of the Properties of the Credit Parties which are reasonably necessary for the operation of their businesses are in good working condition, normal wear and tear excepted, and are maintained in accordance with prudent business standards. (e) Each Credit Party owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Credit Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Credit Parties either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same. Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and

95 Properties unitized therewith) of Credit Parties have in all material respects been maintained, operated and developed in a good and workmanlike manner and in conformity in all material respects with all Governmental Requirements and in conformity in all material respects with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Credit Parties. Section 7.18 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.18, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report, no material agreements exist which are not cancelable on sixty (60) days’ notice or less without penalty or detriment for the sale of production from the Credit Parties’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that pertain to the sale of production at a fixed price and have a maturity or expiry date of longer than six (6) months from the date hereof or the date of such Reserve Report, as applicable. Section 7.19 Swap Agreements. Schedule 7.19, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), as of the date of (or as of the date(s) otherwise set forth in) such report, sets forth, a true and complete list of all Swap Agreements of the Credit Parties, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof (as of the last Business Day of the most recent fiscal quarter preceding the Effective Date and for which a mark to market value is reasonably available), all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement. Section 7.20 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used (a) to pay any fees, costs and expenses related to the Transactions, (b) to repay the Debt under the Extraction Credit Agreement and the Crestone Credit Agreement and any fees, costs and expenses in connection with the termination of such credit facilities and (c) for working capital, for lease acquisitions, for exploration and production operations, for development (including the drilling and completion of producing wells), for the payment of fees and expenses incurred in connection with this Agreement and for any other general business purposes. The Credit Parties are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board. Section 7.21 Solvency. After giving effect to the Transactions (including each Borrowing or issuance of any Letter of Credit hereunder), the aggregate assets (after giving effect to amounts that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Credit Parties, taken as a whole, exceed the aggregate Debt of the Credit Parties on a consolidated basis, the Credit Parties, taken as a whole, have not incurred and do not intend to incur, and do not believe that they have incurred, Debt beyond their ability to pay such Debt (after taking into account the timing and amounts of cash they reasonably expect could be received and the amounts that they reasonably expect could

96 be payable on or in respect of their liabilities, and giving effect to amounts that that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and the Credit Parties, taken as a whole, do not have (and do not have reason to believe that it will have thereafter) unreasonably small capital for the conduct of their business. Section 7.22 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors and to the knowledge of the Borrower its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. Section 7.23 Affected Financial Institutions. No Credit Party is an Affected Financial Institution. Section 7.24 Security Instruments. The Security Instruments are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Mortgaged Property and Collateral and proceeds thereof, as applicable. Subject to the proviso to Section 8.18, the Obligations are secured by legal, valid and enforceable first priority perfected Liens in favor of the Administrative Agent, covering and encumbering (a) the Mortgaged Property and (b) the Collateral granted pursuant to the Security Agreement, including the pledged Equity Interests and the Deposit Accounts, Securities Accounts and Commodities Accounts, in each case to the extent perfection has occurred, as the case may be, by the recording of a mortgage, the filing of a UCC financing statement, or, in the case of Deposit Accounts, Securities Accounts and Commodities Accounts, by obtaining of “control” or, with respect to Equity Interests represented by certificates, by possession (in each case, to the extent applicable in the applicable jurisdiction); provided that, except in the case of pledged Equity Interests, Permitted Liens may exist. Section 7.25 Plan Assets; Prohibited Transactions. No Credit Party or any of its respective Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE VIII AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan

97 Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all Reimbursement Obligations shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender: (a) Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of the Borrower commencing with the fiscal year ended December 31, 2021, the audited consolidated balance sheet and related statements of operations, members’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception that is solely as a result of the Loans maturing within the next 365 days) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) Quarterly Financial Statements. Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower commencing with the fiscal quarter ending September 30, 2021, the consolidated balance sheet and related statements of operations, members’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) Certificate of Financial Officer — Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a compliance certificate of a Financial Officer in substantially the form of Exhibit C hereto certifying as to whether a Default then exists and, if a Default then exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, setting forth reasonably detailed calculations demonstrating compliance with Section 9.01, and stating whether any change in the application of GAAP to the Borrower’s financial statements has been made since the preparation of the Borrower’s audited annual financial statements most recently delivered under Section 8.01(a) (or, if no such audited financial statements have yet been delivered, since the preparation of the Financial Statements) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate. With respect to each fiscal period ending June 30, 2024 and September 30, 2024, such compliance certificate shall include reasonably detailed calculations of Civitas EBITDAX and reasonable supporting information relating thereto;

98 (d) Certificate of Financial Officer — Consolidated Subsidiaries. If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower; (e) Certificate of Financial Officer — Swap Agreements. Concurrently with each delivery of a Reserve Report pursuant to Section 8.12(a), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, setting forth as of the last Business Day of the most recently ended fiscal year or period, as applicable, (i) a true and complete list of all Swap Agreements of the Credit Parties, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor (as of the last Business Day of such fiscal year or period, as applicable and for which a mark-to-market value is reasonably available), any new credit support agreements relating thereto not listed on Schedule 7.19, any margin required or supplied under any credit support document, and the counterparty to each such agreement and (ii) the aggregate projected production from Oil and Gas Properties for the forthcoming five-year period; (f) Certificate of Insurer — Insurance Coverage. On or prior to the date that is thirty (30) days after the renewal of the applicable policies, one or more certificates of insurance coverage from the Credit Parties’ insurance broker or insurers with respect to the insurance required by Section 8.07, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, and, if requested by the Administrative Agent, copies of the applicable policies; (g) SEC and Other Filings; Reports to Shareholders. To the extent not readily available on a public web site or on an intranet web site to which the Administrative Agent has access, then promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Credit Party with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be. Documents required to be delivered pursuant to Section 8.01(a), Section 8.01(b), and this Section 8.01(g) may be delivered electronically and shall be deemed to have been delivered on the date on which the Borrower posts such documents to EDGAR (or such other free, publicly accessible internet database that may be established and maintained by the SEC as a substitute for or successor to EDGAR); (h) Notices Under Material Instruments. Promptly after any Credit Party’s receipt thereof, copies of any notice of default received by such Credit Party pursuant to any Material Indebtedness, and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01; (i) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within five (5) Business Days subsequent thereto) of any change in any Credit Party’s corporate name, in the location of any Credit Party’s chief executive office, in the Credit Party’s identity or corporate, limited liability company or partnership structure or in the jurisdiction in which such Person is incorporated or formed, in the Credit Party’s jurisdiction of

99 organization or such Person’s organizational identification number in such jurisdiction of organization, and in the Credit Party’s federal taxpayer identification number; (j) Production Report and Lease Operating Statements. Concurrently with the delivery of each Reserve Report under Section 8.12(a), a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties set forth in such Reserve Report, setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month, and setting forth the drilling and operations for each such calendar month; (k) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any material amendment, modification or supplement to the certificate of formation, limited liability company agreement, articles of incorporation, by-laws, any preferred stock designation or any other organic document of any Credit Party, in each case to the extent not delivered (or deemed delivered) pursuant to Section 8.01(g); (l) Cash Flow Forecast. Concurrently with the delivery of each Reserve Report under Section 8.12(a) as of (i) November 30, 2021 and (ii) thereafter, December 31 and June 30 of each year, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for each fiscal quarter for the forthcoming four quarter period after such date in form reasonably satisfactory to the Administrative Agent; (m) Changes in Index Debt Ratings. During any Investment Grade Period, promptly after any of Moody’s, S&P or Fitch shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and (n) Other Requested Information. Promptly following any reasonable request therefor, (i) such other information regarding the operations, business affairs and financial condition of the Credit Parties (including any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request, (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act and (iii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any Lender has requested a Beneficial Ownership Certification in a written notice to the Borrower, a Beneficial Ownership Certification. Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) the occurrence of any Default;

100 (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Subsidiaries not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case, is reasonably likely to be adversely determined, and if so determined, would reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that results in, or would reasonably be expected to result in, a Material Adverse Effect; (d) any change in the information provided in a Beneficial Ownership Certification delivered to any Lender (if any) that would result in a change to the list of beneficial owners identified in such certification to the extent such change would reasonably be expected to result in a Material Adverse Effect; and (e) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each other Credit Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence as a Person organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof and (b) the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.08. Section 8.04 Payment of Obligations. The Borrower will, and will cause each other Credit Party to, pay its obligations, including Tax liabilities of the Credit Parties, before the same shall become delinquent or in default, except where the validity or amount thereof is being contested in good faith by appropriate proceedings, and such Credit Parties have set aside on their books adequate reserves with respect thereto in accordance with GAAP and the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any material Property of any Credit Party. Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Loans in accordance with the terms hereof, and the Borrower will, and will cause each other Credit Party to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

101 Section 8.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each other Credit Party to: (a) operate its Oil and Gas Properties and other material Properties or, if it is not the operator thereof, use commercially reasonable efforts to cause such Oil and Gas Properties and other material Properties to be operated, in a careful and efficient manner in accordance with the generally accepted practices of the industry and in compliance in all material respects with all applicable contracts and agreements, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear and depletion excepted) all of its Oil and Gas Properties, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect; (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default by the Credit Parties thereunder, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect; (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with customary industry standards, the obligations required by the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (e) to the extent the Borrower is not the operator of any Property, the Credit Parties shall use commercially reasonable efforts to cause the operator to comply with this Section 8.06. Section 8.07 Insurance. The Borrower will, and will cause each other Credit Party to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The Administrative Agent and the Lenders shall be named as additional insured in respect of such liability insurance policies, and, during a Borrowing Base Period, the Administrative Agent, on behalf of the Lenders, shall be named as lender loss payee with respect to Property loss insurance covering Collateral and such policies shall provide that the Administrative Agent shall receive thirty (30) days’ notice of cancellation or non-renewal. Each time a Borrowing Base Period commences after the Effective Date, the Borrower will, and will cause each other Credit Party, to comply with the requirements of this Section 8.07 that apply during a Borrowing Base Period within 90 days (or such longer time as the Administrative Agent may agree in its sole discretion) following the commencement of such Borrowing Base Period.

102 Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each other Credit Party to, keep books of record and account in conformity with GAAP. The Borrower will, and will cause each other Credit Party to, permit any representatives designated by the Administrative Agent or Majority Lenders, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as reasonably requested and at the sole expense of the Borrower; provided, however, unless an Event of Default then exists and is continuing, not more than one such inspection per calendar year shall be at the expense of the Borrower. Section 8.09 Compliance with Laws. The Borrower will, and will cause each other Credit Party to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by itself, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 8.10 Environmental Matters. (a) The Borrower shall at its sole expense: comply, cause each of its Subsidiaries and each such Subsidiary’s Properties and operations to comply or, if it is not the operator thereof, use commercially reasonable efforts to cause its Properties and operations to comply, with all applicable Environmental Laws, the breach of which would reasonably be expected to have a Material Adverse Effect; not Release or threaten to Release, and shall cause each of its Subsidiaries not to Release or threaten to Release, any Hazardous Material on, under, about or from any of its or its Subsidiaries’ Properties or any other property offsite the Property to the extent caused by its or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, the Release or threatened Release of which would reasonably be expected to have a Material Adverse Effect; timely obtain or file, and shall cause each of its Subsidiaries to timely obtain or file, all Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of its Subsidiaries’ Properties, which failure to obtain or file would reasonably be expected to have a Material Adverse Effect; promptly commence and diligently prosecute to completion, and shall cause each of its Subsidiaries to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future Release or threatened Release of any Hazardous Material on, under, about or from any of its or its Subsidiaries’ Properties, which failure to commence and diligently prosecute to completion would reasonably be expected to have a Material Adverse Effect; conduct, and cause its Subsidiaries to conduct, their respective operations and businesses in a manner that will not expose any Property or Person to Hazardous Materials that would reasonably be expected to cause the Borrower or its Subsidiaries to owe material damages or compensation; and establish and implement, and shall cause each of its Subsidiaries to establish and implement, such procedures as may be necessary to determine and assure that the Borrower’s and its Subsidiaries’ obligations under this Section 8.10(a) are timely and fully satisfied, which

103 failure to establish and implement would reasonably be expected to have a Material Adverse Effect. (b) If Borrower or any of its Subsidiaries receives written notice of any action or, investigation by any Governmental Authority or any threatened demand or lawsuit by any Person against the Borrower or any of its Subsidiaries or their Properties, in each case in connection with any Environmental Laws, the Borrower will within fifteen (15) days after any Responsible Officer learns thereof give written notice of the same to Administrative Agent if the Borrower would reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of the greater of (i) $50,000,000 or (ii) (A) during any Borrowing Base Period, five percent (5%) of the Borrowing Base or (B) during any Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available (in each case to the extent not covered (other than with respect to deductible amounts)). Section 8.11 Further Assurances. (a) The Borrower at its sole expense will, and will cause each other Credit Party to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the covenants and agreements of any Credit Party, as the case may be, in the Loan Documents, including the Notes, or, during a Borrowing Base Period, to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or, during any Borrowing Base Period, to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith. (b) The Borrower hereby authorizes the Administrative Agent to file, at any time during a Borrowing Base Period, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of any Credit Party where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. Section 8.12 Reserve Reports. (a) On or before (i) March 1, 2022, the Borrower shall furnish to the Administrative Agent and the Revolving Credit Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and its Subsidiaries as of the immediately preceding November 30, 2021 and (ii) commencing October 1, 2022, April 1 and October 1 of each year, the Borrower shall furnish to the Administrative Agent and the Revolving Credit Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and its Subsidiaries as of the immediately preceding December 31 or June 30, respectively. The Reserve Report as of December 31 of each year shall be prepared or audited by one or more Approved Petroleum Engineers, and the Reserve Report as of June 30 of each year shall be prepared either by Approved Petroleum Engineers or by

104 Borrower’s internal reserve engineering staff, which shall certify such Reserve Report to be true and accurate in all material respects (with appropriate exceptions for projections and cost estimates) and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report. (b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Revolving Credit Lenders a Reserve Report prepared by Borrower’s internal reserve engineering staff, which shall certify such Reserve Report to be true and accurate in all material respects (with appropriate exceptions for projections and cost estimates) and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.06(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request or the commencement of a Borrowing Base Period, as applicable. (c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Revolving Credit Lenders a certificate from a Responsible Officer (i) certifying that (A) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (B) each Credit Party owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free and clear of all Liens except for Permitted Liens, (C) except as set forth on an exhibit to the certificate, there are no Material Gas Imbalances with respect to the Oil and Gas Properties evaluated in such Reserve Report, (D) none of their Proved Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all such Oil and Gas Properties sold and attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and (E) attached thereto is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered certificate delivered under this Section 8.12(c) which the Borrower would reasonably be expected to have been obligated to list on Schedule 7.18 had such agreement been in effect on the date hereof and (ii) if during a Borrowing Base Period, demonstrating the percentage of the total value of the Proved Oil and Gas Properties that the value of such Mortgaged Properties represents in compliance with Section 8.14(a). Section 8.13 Title Information. (a) At any time during a Borrowing Base Period, within thirty (30) days after the delivery to the Administrative Agent and the Revolving Credit Lenders of each Reserve Report required by Section 8.12(a), the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least (i) ninety percent (90%) of the total value of the Oil and Gas Properties evaluated by such Reserve Report and (ii) ninety percent (90%) of the total value of the Oil and Gas Properties that

105 are classified as proved developed nonproducing reserves and proved developed producing reserves evaluated by such Reserve Report. (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within sixty (60) days after notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not Permitted Liens raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e) and (j) of such definition) having an aggregate equivalent value or (iii) deliver title information in form and substance reasonably requested by the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information to comply with Section 8.13(a). (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide reasonably acceptable title information provided for in Section 8.13(a), such default shall not be a Default or Event of Default, but instead the Administrative Agent and/or the Required Lenders shall have the right, at any time during a Borrowing Base Period, to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Required Lenders: such unacceptable Mortgaged Property shall not count towards the requirement provided for in Section 8.13(a), and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Required Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information as required in Section 8.13(a). This new Borrowing Base shall become effective immediately after receipt of such notice. Section 8.14 Additional Collateral; Additional Guarantors. (a) In connection with each redetermination of the Borrowing Base during a Borrowing Base Period, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)) to ascertain whether the Mortgaged Properties represent at least ninety percent (90%) of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that, during a Borrowing Base Period, the Mortgaged Properties do not represent at least ninety percent (90%) of such total value as determined by the Administrative Agent, then the Borrower shall, or shall cause one or more of the other Credit Parties to, grant, within thirty (30) days after delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Obligations, Security Instruments covering additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least ninety percent (90%) of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably

106 satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. If any Subsidiary of the Borrower places a Lien on its Oil and Gas Properties in order to comply with the foregoing, and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b). (b) The Borrower shall promptly cause each Domestic Subsidiary that is not an Unrestricted Subsidiary to Guarantee the Obligations pursuant to the Guarantee Agreement. In connection with any such Guarantee, the Borrower shall, or shall cause such Subsidiary to, promptly, but in any event no later than thirty (30) days (or such later date as the Administrative Agent may agree in its reasonable discretion) after the formation or acquisition (or other similar event) of such Subsidiary to, execute and deliver (i) a supplement to the Guarantee Agreement executed by such Subsidiary, (ii) solely during a Borrowing Base Period, a supplement executed by such Subsidiary to the Security Agreement executed by the Credit Parties on the Effective Date (or supplements thereto or assumption agreements thereto or any replacement Security Instrument with respect to the collateral described in such Security Instruments that is entered into after the termination of an Investment Grade Period, as applicable), (iii) solely during a Borrowing Base Period, a pledge all of the Equity Interests of such Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (iv) such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. (c) During any Borrowing Base Period, the Borrower will at all times cause the other material tangible and intangible assets of each Domestic Subsidiary (including, without limitation, all Swap Agreements) purported to be pledged as collateral pursuant to the Security Instruments to be or be made subject to a Lien under the Security Instruments. (d) Each time a Borrowing Base Period commences after the Effective Date, the Borrower will, and will cause each Domestic Subsidiary, to execute and deliver such Security Instruments as reasonably required by the Administrative Agent to comply with the requirements of this Section 8.14 that apply during a Borrowing Base Period within seventy-five (75) days (or such longer time, not to exceed an additional thirty (30) days, as the Administrative Agent may agree in its sole discretion) following the commencement of such Borrowing Base Period. Section 8.15 ERISA Compliance. The Borrower will promptly furnish and will cause its Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent promptly after request therefor by the Administrative Agent, copies of each annual and other report with respect to each Plan or any trust created thereunder, and promptly upon becoming aware of the occurrence of any “prohibited transaction”, as described in section 406 of ERISA or in section 4975 of the Code for which no exception exists or is available by statute, regulation, administrative exemption, or otherwise, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, such Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, such Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service or the Department of Labor with respect thereto.

107 Section 8.16 Marketing Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their Proved Oil and Gas Properties during the period of such contract, contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from Proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Credit Parties that any Credit Party has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and other contracts for the purchase and/or sale of Hydrocarbons of third parties (a) which have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (b) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto. Section 8.17 Unrestricted Subsidiaries. (a) Unless designated as an Unrestricted Subsidiary in accordance with Section 8.17(b), any Person that becomes a Domestic Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary. (b) The Borrower may designate by written notification thereof to the Administrative Agent, any Person that would otherwise be a Restricted Subsidiary of the Borrower, including a newly formed or newly acquired Person that would otherwise be a Restricted Subsidiary of the Borrower, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base Deficiency would exist, (ii) such Person does not own or operate any Oil and Gas Properties included in the most recently delivered Reserve Report for which a Borrowing Base has been established, other than Oil and Gas Properties permitted to be sold or otherwise transferred pursuant to Section 9.10 (which shall count as a Transfer thereunder), (iii) such Person is not a guarantor or the primary obligor with respect to any Permitted Additional Debt, Permitted Pari Term Loan Debt or any Permitted Refinancing thereof unless such Person will be released contemporaneously with such designation, (iv) such Person is not a party to any agreement, contract, arrangement or understanding with the Borrower or any Subsidiary unless the terms of such agreement, contract, arrangement or understanding are permitted by Section 9.11, (v) such designation is deemed to be an Investment in an Unrestricted Subsidiary and such Investment would be permitted to be made under Section 9.05(k) and (vi) the Administrative Agent shall have received a certificate of a Responsible Officer certifying that such designation complies with the requirements of this Section 8.17(b). For purposes of the foregoing, the designation of a Person as an Unrestricted Subsidiary shall be deemed to be the designation of all present and future subsidiaries of such Person as Unrestricted Subsidiaries. Except as provided in this Section 8.17(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. For the avoidance of doubt, the Borrower may designate any Subsidiary that directly owns Qualified Midstream Assets as an Unrestricted Subsidiary in accordance with the requirements of this Section 8.17(b). (c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Credit Parties contained in each of the Loan Documents are true and correct in all material respects

108 on and as of such date as if made on and as of the date of such designation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date), (ii) no Default would exist and (iii) the Borrower complies with the requirements of Section 8.14, Section 8.18 and Section 9.11. (d) The Borrower will cause the management, business and affairs of each Credit Party to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Credit Parties to be commingled) so that each Unrestricted Subsidiary will be treated as an entity separate and distinct from Credit Parties; (e) The Borrower will cause each Unrestricted Subsidiary (i) to refrain from maintaining its assets in such a manner that would make it costly or difficult to segregate, ascertain or identify as its individual assets from those of any other Credit Party and (ii) to observe all corporate formalities; (f) The Borrower will not, and will not permit any other Credit Party to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries except to the extent permitted by this Agreement; (g) The Borrower will not, and will not permit any other Credit Party to, permit any credit agreement for a senior credit facility, a loan agreement for a senior credit facility, a note purchase agreement for the sale of promissory notes or an indenture governing capital markets debt instruments pursuant to which any Credit Party is a borrower, issuer or guarantor (the “Relevant Debt”), the terms of which would, upon the occurrence of a default under any Debt of an Unrestricted Subsidiary, (i) result in, or permit the holder of any Relevant Debt to declare a default on such Relevant Debt or (ii) cause the payment of any Relevant Debt to be accelerated or payable before the fixed date on which the principal of such Relevant Debt is due and payable; and (h) The Borrower will not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Debt of, any Credit Party. Section 8.18 Account Control Agreements. The Borrower will, and will cause each other Credit Party to, in connection with any Deposit Account, Securities Account and/or Commodities Account (other than an Excluded Account for so long as it is an Excluded Account) established, held or maintained on or after the Effective Date, substantially contemporaneously with the opening of such Deposit Account, Securities Account and/or Commodities Account (or at such later date as the Administrative Agent may agree to in its sole discretion), cause such Deposit Account, Securities Account and/or Commodities Account to be subject to a Control Agreement; provided, that, notwithstanding the foregoing, with respect to Deposit Accounts, Securities Accounts and/or Commodities Accounts (other than Excluded Accounts) in existence on the Effective Date, the Borrower shall not be required to comply with this Section 8.18 until the date that is forty-five (45) days following the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion). In addition, the Borrower will, and will cause each other

109 Credit Party to, maintain and hold Deposit Accounts (other than an Excluded Account for so long as it is an Excluded Account) only with Lenders or Affiliates of Lenders. ARTICLE IX NEGATIVE COVENANTS Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all Reimbursement Obligations shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: Section 9.01 Financial Covenants. (a) Current Ratio. The Borrower will not permit the Current Ratio, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2021, to be less than 1.0 to 1.0. (b) Leverage Ratio. The Borrower will not permit the Leverage Ratio to be greater than 3.0 to 1.0 as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2021. (c) PV-9 Coverage Ratio. If, as of the last day of any fiscal quarter ending during an Investment Grade Period, the Borrower does not have an Investment Grade Rating from at least two of Moody’s, S&P and Fitch, the Borrower will not permit the PV-9 Coverage Ratio, as of the last day of such fiscal quarter, to be less than 1.50 to 1.00; provided that, if the Borrower does have an Investment Grade Rating from at least two of Moody’s, S&P and Fitch as of such date, this Section 9.01(c) shall not apply as of such date. Section 9.02 Debt. The Borrower will not, nor will it permit any other Credit Party to, incur, create, assume or suffer to exist any Debt, except: (a) the Notes or other Obligations arising under the Loan Documents, or Cash Management Agreements or the Secured Swap Agreements; (b) Debt under Capital Leases or that constitutes Purchase Money Indebtedness; provided that the aggregate principal amount of all Debt described in this Section 9.02(b) at the time incurred (after giving effect to such incurrence) shall not exceed the greater of (i) $50,000,000 and (ii) (x) during a Borrowing Base Period, five percent (5%) of the Borrowing Base in effect at such time or (y) during an Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available; (c) intercompany Debt between the Borrower and any other Credit Party or between Credit Parties; provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than a Credit Party; and, provided further, that any such Debt owed by a Credit Party shall be subordinated to the Obligations on terms set forth in the Guarantee Agreement;

110 (d) Debt constituting a Guarantee by a Credit Party of the Obligations; (e) other Debt not to exceed in the aggregate at the time incurred (after giving effect to such incurrence) the greater of (i) $50,000,000 and (ii) (x) during a Borrowing Base Period, five percent (5%) of the Borrowing Base in effect at such time or (y) during an Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available; (f) Debt in respect of the 7.50% Senior Notes, the 5.00% Senior Notes and any other additional secured or unsecured Debt; provided that, (i) no Default or Borrowing Base Deficiency exists at the time of the incurrence of such Debt or would result therefrom (including, with respect to the incurrence of any such Debt after the Effective Date, after giving effect to any automatic reduction of the Borrowing Base during any Borrowing Base Period and any concurrent repayment required pursuant to Section 2.06(e)), (ii) after giving pro forma effect to the incurrence of such Debt and any concurrent repayments, (A) the Leverage Ratio does not exceed 3.00 to 1.00 and (B) the Current Ratio is not less than 1.00 to 1.00, (iii) the documents governing such Debt do not (x) require any scheduled amortization of principal or have a maturity date prior to one hundred eighty (180) days after the Stated Revolving Credit Maturity Date at the time of the incurrence of such Debt and (y) contain any mandatory prepayment or Redemption provisions (provided that the following exceptions shall be deemed not to violate the requirements of this clause (iii): (A) customary change of control or asset sale tender offer provisions, (B) customary “bridge” facilities which, subject to customary conditions (including no payment or bankruptcy event of default) would either automatically be converted into or required to be exchanged for permanent refinancing and (C) customary special mandatory Redemption provisions in connection with mergers or acquisitions), (iv) the covenants and events of default contained in the documentation governing such Debt are (A) in the case of financial covenants, not more restrictive than the financial covenants of this Agreement and the other Loan Documents and (B) in the case of other covenants and events of default, taken as a whole, not more restrictive than the corresponding terms of this Agreement and the other Loan Documents in each case as reasonably determined in good faith by the Borrower, (v) such Debt does not prohibit prior repayment of the Obligations and (vi) if such Debt is secured, (A) a Junior Lien Intercreditor Agreement shall have been entered into with respect to such Debt and (B) there shall be no Lien on the assets of any Credit Party securing any such Debt if the same assets are not subject to a Lien securing the Obligations; (g) Debt which constitutes a Permitted Refinancing of Debt outstanding or incurred under Section 9.02(f) or Section 9.02(j); (h) Debt incurred or deposits made by the Credit Parties (i) under worker’s compensation laws, unemployment insurance laws or similar legislation, (ii) in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which such Credit Party is a party, (iii) to secure public or statutory obligations of such Credit Party, and (iv) of cash or U.S. government securities made to secure the performance of statutory obligations, surety, stay, customs and appeal bonds to which such Credit Party is a party in connection with the operation of the Hydrocarbon Interests in the ordinary course of business; (i) Debt of any Credit Party assumed in connection with any acquisition permitted by Section 9.05 so long as such Debt is not incurred in contemplation of such acquisition,

111 and any Permitted Refinancing thereof; provided that after giving pro forma effect to such acquisition and the assumption of such Debt, (i) the Leverage Ratio does not exceed 3.00 to 1.00 and (ii) the Current Ratio is not less than 1.0 to 1.0; (j) Permitted Pari Term Loan Debt incurred on or prior to the date that is two years after the Third Amendment Effective Date, and any guarantees thereof; provided that (i) the aggregate principal amount of Permitted Pari Term Loan Debt permitted by this clause (j) shall not exceed, at the time of incurrence thereof, an aggregate principal amount equal to the least of: (A) the Borrowing Base then in effect minus the aggregate Elected Loan Limit then in effect, (B) an amount equal to the aggregate Elected Loan Limit at such time and (C) the greater of (x) $1,000,000,000 and (y) 33 1/3% of the sum of the Elected Loan Limit plus the aggregate principal amount of such Permitted Pari Term Loan Debt (after giving effect to the incurrence thereof) and (ii) for the avoidance of doubt, no Permitted Pari Term Loan Debt may be issued or incurred during an Investment Grade Period; (k) Debt of the type described in clause (c) of the definition thereof in connection with the Fifth Amendment Acquisition or any other Investment or acquisition permitted hereunder in an amount not to exceed $550,000,000 in the aggregate at the time incurred; and (l) Debt of any Credit Party permitted to be incurred during an Investment Grade Period existing during any subsequent Borrowing Base Period to the extent the aggregate principal amount thereof exceeds the amounts permitted by Section 9.02(b) or Section 9.02(e), as applicable. Section 9.03 Liens. The Borrower will not, nor will it permit any other Credit Party to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except: (a) Liens securing the payment of any Obligations; (b) (i) Excepted Liens and (ii) Liens created in accordance with this Agreement during any Investment Grade Period securing Property to the extent that, during any subsequent Borrowing Base Period, the aggregate principal amount of the obligations secured thereby exceeds the amount permitted by Section 9.03(e) (so long as in any case the aggregate principal amount of obligations secured by Liens referred to in this clause (ii) does not exceed at any time one and six- tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available); (c) Liens securing Capital Leases and Purchase Money Indebtedness permitted by Section 9.02(b) but only on the Property under lease or the Property purchased with such Purchase Money Indebtedness; (d) Liens on escrowed proceeds for the benefit of the related holders of debt securities or other Debt (or the underwriters or arrangers thereof) or on cash set aside at the time of the incurrence of any Debt purchased with such cash, in either case to the extent such cash prefunds the payment of interest on such Debt and is held in an escrow account or similar arrangement to be applied for such purpose;

112 (e) Liens on Property not constituting Hydrocarbon Interests and not otherwise permitted by this Section 9.03; provided that the aggregate principal or face amount of all Debt secured by such Liens pursuant to this Section 9.03(e), and the fair market value of the Properties subject to such Liens (determined as of the date such Liens are incurred), shall not exceed the greater of (i) $25,000,000 at any time and (ii) (x) during a Borrowing Base Period, five percent (5%) of the Borrowing Base in effect at such time or (y) during an Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available; (f) Liens to secure Debt permitted under Section 9.02(i); provided that (i) the aggregate principal amount of all Debt secured by such Liens pursuant to this Section 9.03(f) shall not exceed $30,000,000 at any time, (ii) such Liens attach at all times only to the assets acquired pursuant to such acquisition and (iii) such Liens shall not encumber any Oil and Gas Properties; (g) Liens on any deposits made in connection with any Investment permitted by Section 9.05; and (h) Liens securing (i) Permitted Additional Debt permitted under Section 9.02(f) (so long as such Liens are subordinate to the Liens in favor of the Administrative Agent securing the Obligations and subject to a Junior Lien Intercreditor Agreement), (ii) Permitted Pari Term Loan Debt permitted under Section 9.02(j) (so long as such Liens are pari passu with the Liens in favor of the Administrative Agent securing the Obligations and subject to a Pari Passu Intercreditor Agreement), and (iii) Permitted Refinancing of Debt permitted under Section 9.02(g). Section 9.04 Restricted Payments. The Borrower will not, nor will it permit any other Credit Party to, declare or make, or agree to pay or make, directly or indirectly (collectively in this section, “make”), any Restricted Payment except: (a) any Credit Party may make Restricted Payments to any other Credit Party; (b) the Borrower may make Restricted Payments with respect to its Equity Interests payable solely in additional membership interests or shares of its Equity Interests (other than Disqualified Capital Stock); (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of any Credit Party in an aggregate amount not to exceed $10,000,000 in any fiscal year; (d) any Credit Party may make a Restricted Payment not otherwise permitted under this Section 9.04, provided that (i) no Default or Event of Default has occurred and is continuing, or would result therefrom, and (ii) after giving pro forma effect to such Restricted Payment, (A) the Leverage Ratio does not exceed 3.0 to 1.0 and (B) the Commitment Utilization Percentage does not exceed eighty percent (80%); and (e) any Credit Party may make Restricted Payments within sixty (60) days after the date of declaration thereof, if at the date of declaration the making of such Restricted Payment would have complied with the provisions of this Agreement.

113 Section 9.05 Investments, Loans and Advances. The Borrower will not, nor will it permit any other Credit Party to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to: (a) Investments reflected in the Financial Statements or disclosed to the Lenders in Schedule 9.05; (b) accounts receivable arising in the ordinary course of business; (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof; (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody’s; (e) demand deposits, and time deposits maturing within one year from the date of creation thereof, with, or issued by any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time by S&P or Moody’s, respectively; (f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e); (g) Investments made by any Credit Party in or to any other Credit Party; (h) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to any Credit Party as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such obligations or upon the enforcement of such obligations or of any Lien securing such obligations; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(h) exceeds $2,000,000; (i) Investments constituting Debt permitted under Section 9.02(c); (j) Guarantees constituting Debt permitted by Section 9.02; (k) Investments not otherwise permitted under this Section 9.05; provided that (i) no Default or Event of Default has occurred and is continuing, or would result therefrom, and (ii) after giving pro forma effect to such Investment, (A) the Leverage Ratio does not exceed 3.0 to 1.0 and (B) the Commitment Utilization Percentage does not exceed eighty percent (80%); (l) The consummation of the Fifth Amendment Acquisition;

114 (m) The consummation of the Extraction Merger and the Crestone Merger, in each case, on the Effective Date; and (n) The consummation of the Specified Acquisitions on the Fourth Amendment Effective Date. Section 9.06 Nature of Business. The Borrower will not, nor will it permit any other Credit Party to, allow any material change to be made in the character of their business, taken as a whole, as an independent oil and gas exploration and production company. Section 9.07 Proceeds of Loans. (a) The Borrower will not, nor will it permit any other Credit Party to, permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 7.20. No Credit Party or any Person acting on behalf of any Credit Party has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be. (b) The Borrower will not request any Borrowing or Letter of Credit, and no Credit Party shall use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 9.08 Mergers, Etc. The Borrower will not, nor will it permit any other Credit Party to, divide or merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that, so long as no Default has occurred and is then continuing, (a) any Restricted Subsidiary may participate in a consolidation with the Borrower (provided that the Borrower shall be the survivor), (b) any Restricted Subsidiary may participate in a consolidation with any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary, (c) any Restricted Subsidiary may dispose of its assets to the Borrower or to another Restricted Subsidiary and (d) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders. Notwithstanding anything to the contrary in

115 this Section 9.08, the Credit Parties may consummate the Extraction Merger and the Crestone Merger, in each case, on the Effective Date. Section 9.09 Sale or Discount of Receivables. Except for receivables obtained by any Credit Party out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, the Borrower will not, nor will it permit any other Credit Party to, enter into an agreement with any Person to securitize any of its notes receivable or accounts receivable. Section 9.10 Sale of Properties. The Borrower will not, nor will it permit any other Credit Party to, sell, assign, farm-out, convey or otherwise transfer (collectively in this section, “Transfer”) any Oil and Gas Property or any interest in Hydrocarbons produced or to be produced therefrom or any Equity Interest in any Credit Party that owns any Oil and Gas Property, commodity Swap Agreement or any interest in Hydrocarbons produced or to be produced therefrom (in this section, an “E&P Credit Party”) or unwind or terminate any commodity Swap Agreements, except for: (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts, swaps or trades of undeveloped acreage not included in the most recently delivered Reserve Report and assignments in connection with such farmouts, swaps or trades; (c) the Transfer of equipment that is no longer necessary for the business of the Borrower or such other Credit Party or is replaced by equipment of at least comparable value or use; (d) Transfers of Properties that were not, during a Borrowing Base Period, evaluated in the Reserve Report used in the most recent determination of the Borrowing Base; (e) during any Borrowing Base Period, (i) Transfers of Properties evaluated in the Reserve Report used in the most recent determination of the Borrowing Base, provided that such Transfers are for fair market value, (ii) the unwinding or termination of commodity Swap Agreements; or (iii) Transfers of all (but not less than all) of the Equity Interests collectively owned by the Borrower and its Subsidiaries in any E&P Credit Party; provided that in the case of clause (i) or (ii) above, except with respect to any novation or replacement, as applicable, contemplated by the penultimate proviso of this Section 9.10(e), during any Borrowing Base Period, at least seventy-five percent (75%) (or such greater percentage as may be required to eliminate any resulting Borrowing Base Deficiency) of the consideration received in respect of such sale or other disposition or unwinding or termination, as applicable, shall be cash or cash equivalents; provided, further, that to the extent that, if during any Borrowing Base Period commencing with the later of the most recent Scheduled Redetermination Date or the most recent adjustment to the Borrowing Base pursuant to this Section 9.10 through the next Scheduled Redetermination Date, Oil and Gas Properties and commodity Swap Agreements with an aggregate Borrowing Base value in excess of five percent (5%) of the Borrowing Base value of all Oil and Gas Properties included in the

116 Borrowing Base of the Credit Parties (as reasonably determined by the Administrative Agent), are Transferred or unwound or terminated, as applicable, by any one or more Credit Parties pursuant to this Section 9.10(e), then the Borrowing Base will be reduced, effective immediately, by the Borrowing Base values in excess of such five percent (5%) threshold; provided, further, that for purposes of this Section 9.10, (A) a commodity Swap Agreement shall be deemed to have not been unwound or terminated if, (x) such commodity Swap Agreement is novated from the existing counterparty to an Approved Counterparty, with the Borrower or the applicable Credit Party being the “remaining party” for purposes of such novation, or (y) upon its termination or unwinding, it is replaced, in a substantially contemporaneous transaction, with one or more commodity Swap Agreements with the same or longer tenor, covering volumes not less than and for prices not less than those Swap Agreements being replaced and without cash payments to any Credit Party in connection therewith, and (B) a Property shall be deemed to have not been Transferred if upon its Transfer, it is replaced, in a substantially contemporaneous transaction, with Properties with approximately the same fair market value as reasonably determined by Borrower in good faith and evidenced by delivery to the Administrative Agent of a certificate of a Responsible Officer containing reasonably detailed supporting information for such good faith determination; provided that, this clause (B) shall only apply and may only be relied on to the extent that the Properties so Transferred in exchange for other Properties in any period between two successive Scheduled Redetermination Dates does not exceed seven and one-half percent (7.5%) of the Borrowing Base value of all Oil and Gas Properties included in the Borrowing Base of the Credit Parties (as reasonably determined by the Administrative Agent). For the purposes of the preceding sentence, the Transfer of an E&P Credit Party owning Oil and Gas Properties and/or commodity Swap Agreements pursuant to this Section 9.10(e) shall be deemed the Transfer of such Oil and Gas Properties and the unwinding or termination of the commodity Swap Agreements owned by such E&P Credit Party; (f) Transfers in connection with Investments permitted by Section 9.05, other than Transfers of (i) any Proved Oil and Gas Properties that, during any Borrowing Base Period, were evaluated in the Reserve Report used in the most recent determination of the Borrowing Base or (ii) any Equity Interests in any E&P Credit Party owning Proved Oil and Gas Properties that, during any Borrowing Base Period, were evaluated in the Reserve Report used in the most recent determination of the Borrowing Base; (g) Transfers of Properties among the Credit Parties; provided that (i) with respect to any Transfers of Equity Interests in any E&P Credit Party, the requirements of Section 8.14(b) are satisfied and (ii) solely during a Borrowing Base Period, with respect to any Transfers of Proved Oil and Gas Properties evaluated in the Reserve Report used in the most recent determination of the Borrowing Base, the transferee promptly delivers mortgages or other Security Instruments in favor of the Administrative Agent to the extent necessary to satisfy the requirements of Section 8.14; and (h) Transfers during an Investment Grade Period, so long as the Borrower shall be in pro forma compliance with Section 9.01 (including Section 9.01(c) even if Section 9.01(c) is not otherwise being tested at such time) after giving effect to such Transfer. Section 9.11 Transactions with Affiliates. The Borrower will not, nor will it permit any other Credit Party to, enter into any transaction, including, without limitation, any purchase, sale,

117 lease or exchange of Property, with any Affiliate (other than one of the other Credit Parties), other than (a) transactions that are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate, (b) transactions between Credit Parties, (c) transactions between any Credit Party and any partnership listed on Schedule 9.11, (d) any Restricted Payment permitted by Section 9.04, or (e) any Investment permitted by Section 9.05. Section 9.12 Subsidiaries. The Borrower will not, nor will it permit any other Credit Party to, create or acquire any additional Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower complies with Section 8.14(b). The Borrower will not, nor will it permit any other Credit Party to, sell, assign or otherwise dispose of any Equity Interests in any Credit Party except (a) to another Credit Party or (b) in compliance with Section 9.10(e). No Credit Party shall have any Foreign Subsidiaries. Section 9.13 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, nor will it permit any other Credit Party to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than restrictions or conditions imposed by law, this Agreement, the Security Instruments, agreements with respect to Purchase Money Indebtedness or Capital Leases secured by Liens permitted by Section 9.03(c), but then only with respect to the Property that is the subject of such Capital Lease or Purchase Money Indebtedness, Liens permitted under Section 9.03(f) but then only with respect to the assets subject of such Lien, Liens securing Permitted Additional Debt under Section 9.03(h), and documents creating Liens which are described in clause (d), (f), (h) or (i) of the definition of “Excepted Liens”, but then only with respect to the Property that is the subject of the applicable lease, document or license described in such clause (d), (f), (h) or (i)) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent for the benefit of the Secured Parties, or restricts any Credit Party from paying dividends or making any other distributions in respect of its Equity Interests to any Credit Party. Section 9.14 Swap Agreements. (a) The Borrower will not, nor will it permit any other Credit Party to, enter into any Swap Agreements with any Person other than: (i) Swap Agreements in respect of commodities with an Approved Counterparty fixing a price for a term of not more than sixty months and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than put or floor options as to which an upfront premium has been paid or basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed (A) for any month during the first two years of the forthcoming five year period, the greater of (1) one hundred percent (100%) of the reasonably anticipated projected production from Oil and Gas Properties constituting PDP Reserves (as reflected in the most recently delivered Reserve Report) for each of crude oil, natural gas, and natural gas liquids calculated separately and (2) eighty-five percent (85%) of the reasonably anticipated projected production from Oil and Gas Properties constituting Proved Reserves (as reflected in the most recently delivered Reserve Report) for each of crude oil, natural gas, and natural gas liquids calculated separately, and (B) for any month during the last three years of the forthcoming five

118 year period, the greater of (1) eighty-five percent (85%) of the reasonably anticipated projected production from Oil and Gas Properties constituting PDP Reserves (as reflected in the most recently delivered Reserve Report) for each of crude oil, natural gas, and natural gas liquids calculated separately and (2) sixty-five percent (65%) of the reasonably anticipated projected production from Oil and Gas Properties constituting Proved Reserves (as reflected in the most recently delivered Reserve Report) for each of crude oil, natural gas, and natural gas liquids calculated separately; provided that the Borrower (1) shall have the option to update the reasonably anticipated projected production from Oil and Gas Properties between the delivery of Reserve Reports hereunder (which updates shall be provided to the Administrative Agent in writing and shall be in form and substance reasonably satisfactory to the Administrative Agent) and (2) shall have the option to enter into commodity Swap Agreements with an Approved Counterparty with respect to (x) such updated projected production and subject to the volume limitations set forth in this Section 9.14(a) and (y) reasonably anticipated projected production from Oil and Gas Properties not then owned by the Credit Parties but which are subject to a binding purchase agreement (in form and substance reasonably satisfactory to the Administrative Agent) for which one or more of the Credit Parties are scheduled to acquire such Oil and Gas Properties within the applicable period (a “subject acquisition”), provided that, (I) the Credit Parties are in compliance with this Section 9.14(a) after giving pro forma effect to such subject acquisition and (II) if such subject acquisition does not close for any reason on the date required thereunder, including any binding extensions thereof, within thirty (30) days of such required closing date, the Credit Parties shall unwind or otherwise terminate the Swap Agreements entered into with respect to production that was to be acquired thereunder; and (ii) Swap Agreements in respect of interest rates with an Approved Counterparty, the notional amounts of which (when aggregated with all other Swap Agreements of the Credit Parties then in effect) do not exceed seventy-five percent (75%) of the then outstanding principal amount of the Borrower’s Debt for borrowed money. (b) In no event shall any Swap Agreement, other than a master Swap Agreement pursuant to which any Credit Party executes only put or floor options as to which an upfront premium has been paid, contain any requirement, agreement or covenant for any Credit Party to post collateral or margin to secure their obligations under such Swap Agreement other than the benefit of the Security Instruments as contemplated herein. (c) If, after the end of any calendar month, the Borrower determines that the aggregate notional volume of all Swap Agreements in respect of commodities for such calendar month exceeded one hundred percent (100%) of actual production of Hydrocarbons in such calendar month, then the Borrower shall (i) promptly notify the Administrative Agent of such determination, and (ii) if requested by the Administrative Agent (or if otherwise necessary to ensure compliance with Section 9.14(a)), within thirty (30) days after such request, terminate, create off-setting positions, or otherwise unwind or monetize existing Swap Agreements such that, at such time, future volumes under commodity Swap Agreements will not exceed one hundred percent (100%) of reasonably anticipated projected production for the then-current and any succeeding calendar months.

119 Section 9.15 Permitted Additional Debt Restrictions. (a) The Borrower will not, nor will it permit any other Credit Party to, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Additional Debt or Permitted Pari Term Loan Debt if (a) the effect thereof would be to shorten the maturity of the Permitted Additional Debt or Permitted Pari Term Loan Debt to a date that is earlier than one hundred eighty (180) days after the Stated Revolving Credit Maturity Date, or (b) such action adds or amends any representations and warranties, covenants or events of default to be more restrictive or burdensome than this Agreement in each case as reasonably determined in good faith by the Borrower without this Agreement being contemporaneously amended to add similar provisions. (b) The Borrower will not, nor will it permit any other Credit Party to prior to the date that is one hundred eighty (180) days after the Stated Revolving Credit Maturity Date, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any principal in respect of any Permitted Additional Debt or Permitted Pari Term Loan Debt, except (i) with the Net Cash Proceeds of any substantially contemporaneous issuance of Equity Interests (other than Disqualified Capital Stock) or in exchange for Equity Interests (other than Disqualified Capital Stock), (ii) with the Net Cash Proceeds of any Permitted Refinancing, or (iii) if after giving pro forma effect to such Redemption, (A) no Default exists or results therefrom, (B) the Commitment Utilization Percentage is not more than eighty percent (80%) and (C) the Leverage Ratio is less than 3.0 to 1.0. Section 9.16 Amendments to Organizational Documents. The Borrower will not, nor will it permit any other Credit Party to, amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its organizational documents in any respect that would reasonably be expected to be materially adverse to the interests of the Administrative Agent or the Revolving Credit Lenders without the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed). Section 9.17 Changes in Fiscal Periods. The Borrower will not, nor will it permit any other Credit Party to, have its fiscal year end on a date other than December 31 or change its method of determining fiscal quarters without the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed). ARTICLE X EVENTS OF DEFAULT; REMEDIES Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”: (a) the Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan

120 Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of any Credit Party in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02, Section 8.03(a), Section 8.07, Section 8.18 or Article IX; (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) a Responsible Officer of the Borrower or any other Credit Party having knowledge of such default or (ii) written notice thereof from the Administrative Agent to the Borrower; (f) any Credit Party shall fail to make any payment of principal or interest on any Material Indebtedness, when and as the same shall become due and payable, and such failure to pay shall extend beyond any applicable period of grace; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity; provided that this Section 10.01(g) shall not apply to (i) secured Debt that becomes due as a result of the voluntary sale or transfer of the Property (permitted by this Agreement) securing such Debt and (ii) Debt that becomes due as a result of a change in law, tax regulation or accounting treatment so long as such Debt is paid when due; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of any Credit Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Credit Party shall voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition

121 described in Section 10.01(h), apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of its assets, file an answer admitting the material allegations of a petition filed against it in any such proceeding, make a general assignment for the benefit of creditors or take any action for the purpose of effecting any of the foregoing; (j) any Credit Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) $20,000,000 or (ii) (A) during any Borrowing Base Period, five percent (5%) of the Borrowing Base or (B) during any Investment Grade Period, one and six-tenths percent (1.6%) of Consolidated Net Tangible Assets as of the last day of the then most recently ended Rolling Period for which financial statements are available (in each case to the extent not covered (other than with respect to deductible amounts) by independent third party insurance as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding), shall be rendered against any Credit Party or any combination thereof and the same shall remain undischarged, unvacated or unbonded for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Credit Party to enforce any such judgment; (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Credit Parties party thereto or shall be repudiated by any of them, or cease to create valid and perfected Liens of the priority required thereby on any material portion of the Collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement or the Security Instruments, or any Credit Party shall so state in writing; (m) a Change in Control shall occur; (n) an ERISA Event shall occur that, individually or together with any other ERISA Event, could reasonably be expected to have a Material Adverse Effect; or (o) any Intercreditor Agreement shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms against any party thereto, or shall be repudiated by any of them, or cease to establish the relative Lien priorities required thereby, or any party thereto (other than the Administrative Agent) shall so state in writing. Section 10.02 Remedies. (a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) and Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: terminate the Commitments, and thereupon the Commitments shall terminate immediately, and declare the Notes and the Loans then outstanding to be due and payable

122 in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Credit Parties accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the Letter of Credit Obligations in an amount equal to the greater of (x) one hundred five percent (105%) of the amount of such Letter of Credit Obligations and (y) one hundred five percent (105%) of the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Credit Parties; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Credit Parties accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the Letter of Credit Obligations in an amount equal to the greater of (x) one hundred five percent (105%) of the amount of such Letter of Credit Obligations and (y) one hundred five percent (105%) of the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party. (b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity. (c) All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: (i) first, to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such; (ii) second, pro rata to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Lenders as permitted hereunder; (iii) third, pro rata to payment of accrued interest on the Revolving Credit Loans; (iv) fourth, pro rata to payment of (A) principal outstanding on the Revolving Credit Loans and to serve as cash collateral to secure outstanding Letter of Credit Obligations, (B) Obligations under Secured Swap Agreements then due and owing to Secured Swap Parties, (C) Obligations under Existing Secured Swap Agreements then due and owing to the Secured Non-Lender Swap Party, and (D) liabilities to any Cash Management Bank arising in connection with Secured Cash Management Agreements;

123 (v) fifth, pro rata to any other Obligations; and (vi) sixth, any excess, after all of the Obligations shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement. Notwithstanding the foregoing, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to the Obligations otherwise set forth above in this Section 10.02. ARTICLE XI THE AGENTS Section 11.01 Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan

124 Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby; (ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of the United States, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and (iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that

125 a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) Neither of the Documentation Agent nor any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Credit Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Payment and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 3.02, 3.04, 5.01, 5.03, 5.04 and 12.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 12.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

126 Section 11.02 Administrative Agent’s Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents (A) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (B) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Credit Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by the Borrower, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 12.04, (ii) may rely on the Register to the extent set forth in Section 12.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Credit Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction

127 of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 11.03 Posting of Communications. (a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per- deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, THE DOCUMENTATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY CREDIT PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR

128 INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY CREDIT PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 11.04 The Administrative Agent Individually. With respect to its Commitment, Loans, Letter of Credit Maximum Amount and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. Section 11.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower, whether or not a

129 successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding Section 11.05(a), in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Instrument for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Security Instruments and the other Loan Documents, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Instrument, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 12.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub- agents and their respective Related Parties in respect of any actions taken or omitted to be taken

130 by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. Section 11.06 Acknowledgements of Lenders and Issuing Banks. (a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. Section 11.07 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 12.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of cash management services the obligations under Secured Cash Management Agreements and obligations under Secured Swap Agreements, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Credit Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Secured Cash Management Agreement or Secured Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

131 (c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to: (i) subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 9.03(b) or any Transfer permitted by Section 9.10; and (ii) release any Lien on any property granted to or held by Administrative Agent under any Loan Document (A) after the termination of the Commitments, the payment in full of all principal and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents (other than contingent indemnification or contingent reimbursement obligations not yet known) to any Agent, the Issuing Banks or any Lender under any Loan Document, the expiration or termination of all Letters of Credit (other than Letters of Credit for which other arrangements satisfactory to the Administrative Agent and the Issuing Banks have been made), the reimbursement of all Reimbursement Obligations owing under the Loan Documents, and the payment in full or cash collateralization (or other arrangements reasonably satisfactory to the Administrative Agent) with respect to any other Obligations that are due and owing or that would become due and owing as a result of the termination of this Agreement, (B) that is, or is to be, sold, released or otherwise disposed of as permitted pursuant to the terms of the Loan Documents, (C) upon the commencement of an Investment Grade Period as described in Section 11.07(e) below and (D) if approved, authorized or ratified in writing by the Majority Lenders (or, if approval, authorization or ratification by all Lenders is required under the first proviso in Section 12.02(b), then by all Lenders). (d) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. (e) Upon the commencement of any Investment Grade Period, the Administrative Agent’s Lien and security interests in the collateral under the Security Instruments shall automatically terminate and be released (without notice to, or vote or consent of, any Lender or any other Secured Party), and the Administrative Agent shall execute and deliver to the Credit Parties or the Credit Parties’ designee, at the Credit Parties’ expense, all Uniform Commercial Code termination statements and similar documents that the Credit Parties shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 11.07(e) shall be without recourse to or warranty by the Administrative Agent. Section 11.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including

132 under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 12.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

133 Section 11.09 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless Section 11.09(a)(i) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in Section 11.09(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that:

134 (i) none of the Administrative Agent, any Arranger, the Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)- (E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent, or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement. (c) The Administrative Agent and each Arranger and the Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees,

135 processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 11.10 Erroneous Payments. (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise, individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in any event no later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice from the Administrative Agent to any Lender under this Section 11.10 shall be conclusive, absent manifest error. (b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in any event no later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Credit Party hereby agrees that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent any such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the

136 Administrative Agent from the Borrower or any other Credit Party for the purpose of making such erroneous Payment. (d) Each party’s obligations under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. ARTICLE XII MISCELLANEOUS Section 12.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, to the addresses set forth on Schedule 12.01, and, if to any Lender other than JPMorgan Chase Bank, N.A., to it at its address (or telecopy number) set forth in its Administrative Questionnaire. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 12.02 Waivers; Amendments. (a) No failure on the part of the Administrative Agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent

137 shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 5.08, neither this Agreement nor any provision hereof nor any other Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Commitment or the Maximum Credit Amount or postpone the scheduled date of expiration of any Commitment of any Revolving Credit Lender without the written consent of such Revolving Credit Lender, (ii) increase the Borrowing Base without the written consent of each Revolving Credit Lender (other than any Defaulting Lender), (iii) decrease or maintain the Borrowing Base without the consent of the Required Lenders, or modify Section 2.06 in any manner without the consent of the Required Lenders (in each case, except as expressly contemplated by this Agreement with respect to the commencement or termination of any Investment Grade Period); provided that a Scheduled Redetermination may be postponed by the Required Lenders, (iv) reduce the principal amount of any Loan or Reimbursement Obligation or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Obligations hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (v) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or Reimbursement Obligation, or any interest thereon, or any fees payable hereunder, or any other Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby, (vi) (A) change any term or condition hereof in a manner that would alter the pro rata sharing of payments required thereby, (B) subordinate any of the Obligations owed to the Lenders in right of payment or otherwise adversely affect the priority of payment of any of such Obligations or (C) subordinate any of the Liens on a material portion of the Collateral, taken as a whole, securing the Obligations owed to the Lenders to any other indebtedness for borrowed money other than purchase money indebtedness, capitalized lease or similar obligations and/or any debtor-in- possession financing (except as otherwise set forth in Section 11.07), in each case, without the written consent of each Lender, (vii) waive or amend Section 3.03(c), Section 6.01 or Section 10.02(c), without the written consent of each Lender, (viii) release any Guarantor (except as set forth in the Guarantee Agreement or this Agreement or as a result of a transaction permitted under Section 9.10), release, or subordinate the Administrative Agent’s Lien on or security interest in, in either case, all or substantially all of the Collateral (other than as provided in Section 11.07) or reduce the percentage set forth in Section 8.14(a) to less than eighty-five percent (85%), without the consent of each Lender, (ix) impose any greater restriction on the ability of any Revolving Credit Lender to assign any of its rights or obligations hereunder without the written consent of, if such Lender is a Revolving Credit Lender, the Majority Lenders or (x) change any of the provisions of this Section 12.02(b) or the definitions of “Applicable Revolving Credit Percentage”, “Majority Lenders”, “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided, further, that no such agreement

138 shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent or such Issuing Bank, as the case may be. Notwithstanding anything to the contrary in this Agreement, fees payable hereunder to any Lender may be reduced with the consent of the Administrative Agent and the affected Lender. Section 12.03 Expenses, Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel (which counsel shall be limited to one counsel and a single local counsel in each material jurisdiction) and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental invasive and non-invasive assessments and audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), all costs, expenses, Taxes, assessments and other charges incurred by any Agent in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (ii) all reasonable out-of-pocket expenses incurred by the applicable Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) THE BORROWER SHALL, AND SHALL CAUSE EACH OTHER CREDIT PARTY TO, INDEMNIFY EACH AGENT, THE ARRANGERS, EACH ISSUING BANK, EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE AND DOCUMENTED OUT-OF-POCKET FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE (WHICH COUNSEL SHALL BE LIMITED TO ONE COUNSEL FOR ALL INDEMNITEES, TAKEN AS A WHOLE, AND, IF REASONABLY NECESSARY, A SINGLE LOCAL COUNSEL TO ALL INDEMNITEES, TAKEN AS A WHOLE, IN EACH RELEVANT MATERIAL JURISDICTION TO THE AFFECTED INDEMNITEES SIMILARLY SITUATED TAKEN AS A WHOLE, AND SOLELY IN THE CASE OF A CONFLICT OF INTEREST, ONE ADDITIONAL COUNSEL IN EACH APPLICABLE MATERIAL JURISDICTION TO THE AFFECTED INDEMNIFIED

139 PARTIES SIMILARLY SITUATED TAKEN AS A WHOLE), DAMAGES AND LIABILITIES OF ANY KIND OR NATURE (THE “INDEMNIFIED OBLIGATIONS”) INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING, WITHOUT LIMITATION, ANY CREDIT PARTY OR ITS RESPECTIVE SUBSIDIARIES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, THE FAILURE OF ANY CREDIT PARTY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF ANY CREDIT PARTY SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, ANY OTHER ASPECT OF THE LOAN DOCUMENTS, THE OPERATIONS OF THE BUSINESS OF THE CREDIT PARTIES AND THEIR RESPECTIVE SUBSIDIARIES BY THE CREDIT PARTIES AND THEIR RESPECTIVE SUBSIDIARIES, ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, ANY ENVIRONMENTAL LAW APPLICABLE TO THE CREDIT PARTIES, ANY OF THEIR RESPECTIVE SUBSIDIARIES OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, THE BREACH OR NON-COMPLIANCE BY ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, THE PAST OWNERSHIP BY ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED

140 BY ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, OR ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM (i) THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (ii) ANY DISPUTE SOLELY AMONG INDEMNITEES OTHER THAN CLAIMS AGAINST AN INDEMNITEE IN ITS CAPACITY OR IN FULFILLING ITS ROLE AS AN AGENT, ISSUING BANK OR ARRANGER HEREUNDER AND OTHER THAN ANY CLAIMS ARISING OUT OF ANY ACT OR OMISSION ON THE PART OF THE BORROWER OR ANY AFFILIATE THEREOF. THIS SECTION 12.03(b) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent, any Arranger or any Issuing Bank under Section 12.03(a) or (b), each Revolving Credit Lender severally agrees to pay to such Agent, any Arranger or such Issuing Bank, as the case may be, such Lender’s Applicable Revolving Credit Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, any Arranger or such Issuing Bank in its capacity as such. (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO PARTY TO THIS AGREEMENT SHALL ASSERT, AND EACH PARTY HEREBY WAIVES, ANY CLAIM AGAINST ANY OTHER PARTY HERETO, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF; PROVIDED THAT NOTHING IN THIS SECTION 12.03(d) SHALL RELIEVE THE BORROWER OF ANY OBLIGATION IT MAY HAVE TO INDEMNIFY AND

141 INDEMNITEE AGAINST SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ASSERTED AGAINST SUCH INDEMNITEE BY A THIRD PARTY. (e) All amounts due under this Section 12.03 shall be payable not later than ten (10) days after written demand therefor. Section 12.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(b)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower; provided that no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender that is actively engaged in the making of revolving loans, an Approved Fund or if an Event of Default has occurred and is continuing; provided, further, that the Borrower shall be deemed to have consented to such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (B) the Administrative Agent and the Issuing Banks; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

142 (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (E) no such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and operated for, the primary benefit of a natural person, an Industry Competitor, any Credit Party, any Affiliate of any Credit Party, or any of their respective Subsidiaries; and (F) no such assignment shall be made to a Defaulting Lender. (iii) Subject to Section 12.04(b)(v) and the acceptance and recording thereof by the Administrative Agent, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(b). (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount (and stated interest) of the Loans and Reimbursement Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Schedule 1.2 and forward a copy of such revised Schedule 1.2 to the Borrower, each Issuing Bank and each Lender. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative

143 Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b)(ii)(C) and any written consent to such assignment required by Section 12.04(b)(i), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b). (vi) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that such Lender’s obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and no such participation may be sold to a natural Person or an Industry Competitor. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(b)(vii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. (vii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender. (viii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that

144 such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section 12.04(c) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (d) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state. Section 12.05 Survival; Revival; Reinstatement. (a) All covenants, agreements, representations and warranties made by the Credit Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof. (b) To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such

145 event, each Loan Document shall be automatically reinstated and the Credit Parties shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement. Section 12.06 Counterparts; Integration; Effectiveness. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of any Credit Party against any and all the obligations of any Credit Party owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have. Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY.

146 (a) THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS (AND THE BORROWER SHALL CAUSE EACH OTHER CREDIT PARTY TO SUBMIT) FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT; PROVIDED, THAT NOTHING CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT WILL PREVENT ANY PARTY FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE LOAN DOCUMENTS IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. (c) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

147 (d) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT (i) SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.01 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO AND (ii) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 12.11 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or a nationally recognized ratings agency that requires access to information regarding the Credit Parties, the Loans and the Loan Documents in connection with ratings issued with respect to a securitization (it being understood that such nationally recognized ratings agency to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to any Credit Party and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 12.11 or becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, “Information” means all information received from the Credit Parties relating to the Credit Parties and their businesses, other than (i) any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Credit Party and (ii) information routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions

148 contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. Section 12.13 EXCULPATION PROVISIONS. (A) EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE

149 ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS”. (B) THE BORROWER HEREBY ACKNOWLEDGES THAT (I) THE CREDIT FACILITIES PROVIDED FOR HEREUNDER AND ANY RELATED ARRANGING OR OTHER SERVICES IN CONNECTION THEREWITH (INCLUDING IN CONNECTION WITH ANY AMENDMENT, WAIVER OR OTHER MODIFICATION HEREOF OR OF ANY OTHER LOAN DOCUMENT) ARE AN ARM’S-LENGTH COMMERCIAL TRANSACTION BETWEEN THE BORROWER AND THE OTHER CREDIT PARTIES, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT THE LENDERS AND THE ISSUING BANKS, ON THE OTHER HAND, AND THE BORROWER AND THE OTHER CREDIT PARTIES ARE CAPABLE OF EVALUATING AND UNDERSTANDING AND UNDERSTAND AND ACCEPT THE TERMS, RISKS AND CONDITIONS OF THE TRANSACTIONS CONTEMPLATED HEREBY AND BY THE OTHER LOAN DOCUMENTS (INCLUDING ANY AMENDMENT, WAIVER OR OTHER MODIFICATION HEREOF OR THEREOF); (II) IN CONNECTION WITH THE PROCESS LEADING TO SUCH TRANSACTION, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANKS IS AND HAS BEEN ACTING SOLELY AS A PRINCIPAL AND IS NOT THE FINANCIAL ADVISOR, AGENT OR FIDUCIARY FOR ANY OF THE BORROWER, ANY OTHER CREDIT PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, EQUITY HOLDERS, CREDITORS OR EMPLOYEES OR ANY OTHER PERSON; (III) NEITHER THE ADMINISTRATIVE AGENT, ANY OTHER AGENT, ANY ARRANGER, ANY LENDER NOR ANY ISSUING BANK HAS ASSUMED OR WILL ASSUME AN ADVISORY, AGENCY OR FIDUCIARY RESPONSIBILITY IN FAVOR OF THE BORROWER OR ANY OTHER CREDIT PARTY WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE PROCESS LEADING THERETO, INCLUDING WITH RESPECT TO ANY AMENDMENT, WAIVER OR OTHER MODIFICATION HEREOF OR OF ANY OTHER LOAN DOCUMENT (IRRESPECTIVE OF WHETHER THE ADMINISTRATIVE AGENT, ANY OTHER AGENT, ANY ARRANGER, ANY LENDER OR ANY ISSUING BANK HAS ADVISED OR IS CURRENTLY ADVISING ANY OF THE BORROWER, THE OTHER CREDIT PARTIES OR THEIR RESPECTIVE AFFILIATES ON OTHER MATTERS) AND NONE OF THE ADMINISTRATIVE AGENT, ANY OTHER AGENT, ANY ARRANGER, ANY LENDER OR ANY ISSUING BANK HAS ANY OBLIGATION TO ANY OF THE BORROWER, THE OTHER CREDIT PARTIES OR THEIR RESPECTIVE AFFILIATES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED

150 HEREBY, IN EACH CASE, EXCEPT THOSE OBLIGATIONS EXPRESSLY SET FORTH HEREIN AND IN THE OTHER LOAN DOCUMENTS; (IV) THE BORROWER, THE OTHER CREDIT PARTIES AND THEIR RESPECTIVE AFFILIATES WILL NOT ASSERT ANY CLAIM BASED ON ALLEGED BREACH OF FIDUCIARY DUTY; (V) THE ADMINISTRATIVE AGENT AND ITS AFFILIATES, EACH LENDER AND ITS AFFILIATES AND EACH ISSUING BANK AND ITS AFFILIATES MAY BE ENGAGED IN A BROAD RANGE OF TRANSACTIONS THAT INVOLVE INTERESTS THAT DIFFER FROM THOSE OF THE BORROWER, THE OTHER CREDIT PARTIES AND THEIR RESPECTIVE AFFILIATES, AND NONE OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK HAS ANY OBLIGATION TO DISCLOSE ANY OF SUCH INTERESTS BY VIRTUE OF ANY ADVISORY, AGENCY OR FIDUCIARY RELATIONSHIP; AND (VI) NEITHER THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK HAS PROVIDED AND NONE WILL PROVIDE ANY LEGAL, ACCOUNTING, REGULATORY OR TAX ADVICE WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING ANY AMENDMENT, WAIVER OR OTHER MODIFICATION HEREOF OR OF ANY OTHER LOAN DOCUMENT) AND THE BORROWER HAS CONSULTED ITS OWN LEGAL, ACCOUNTING, REGULATORY AND TAX ADVISORS TO THE EXTENT IT HAS DEEMED APPROPRIATE. THE BORROWER HEREBY WAIVES AND RELEASES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIMS THAT IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT WITH RESPECT TO ANY BREACH OR ALLEGED BREACH OF AGENCY OR FIDUCIARY DUTY. Section 12.14 Collateral Matters; Swap Agreements; Cash Management. The benefit of the Security Instruments and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available to the Secured Non-Lender Swap Party, the Secured Swap Parties and the Cash Management Banks on a pro rata basis (but subject to the terms of the Loan Documents, including, without limitation, provisions thereof relating to the application and priority of payments to the Persons entitled thereto) in respect of any obligations of the Borrower or any of its Subsidiaries which arise under Existing Secured Swap Agreements listed on Schedule 1.5 (with respect to the Secured Non-Lender Swap Party), Secured Swap Agreements or Secured Cash Management Agreements; provided that such benefit shall not apply, with respect to the Secured Non-Lender Swap Party, to any additional transactions or confirmations entered into on or after the Effective Date, with the exception of any novations, transactions or confirmations in respect of the Existing Secured Swap Agreements listed on Schedule 1.5 that are entered into and effective as of the Effective Date. No Secured Swap Party or Secured Non-Lender Swap Party shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements. No Cash Management Bank shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Secured Cash Management Agreements. Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Banks to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Credit Parties, and no other Person (including, without limitation, any Subsidiary of the Borrower (other than a Credit Party), any other obligor, contractor, subcontractor, supplier or materialmen) shall have any rights, claims,

151 remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other Agent, any Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries. Section 12.16 USA Patriot Act Notice. Pursuant to Section 326 of the USA Patriot Act, the Administrative Agent and the Lenders hereby notify the Borrower and its Subsidiaries that if they or any of their Subsidiaries open an account, including any loan, deposit account, treasury management account, or other extension of credit with the Administrative Agent or any Lender, the Administrative Agent or the applicable Lender will request the applicable Person’s name, tax identification number, business address and other information necessary to identify such Person (and may request such Person’s organizational documents or other identifying documents) to the extent necessary for the Administrative Agent and the applicable Lender to comply with the USA Patriot Act. Section 12.17 Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under the Loan Documents, in each case, by any Specified Credit Party, becomes effective with respect to any Swap Obligation, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under its Guarantee and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the such Qualified ECP Guarantor’s obligations and undertakings under this Section 12.17 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a Guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Credit Party for all purposes of the Commodity Exchange Act. Section 12.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

152 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 12.19 Flood Insurance. Notwithstanding any provision in this Agreement, any Security Instrument or other Loan Document to the contrary, (a) in no event is (i) any Excluded Asset (as defined in the Security Agreement) or (ii) any Building or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) included in the definition of “Collateral” and (b) no Building or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) shall be subject to a Lien under any Security Instrument. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), (iv) the Flood Insurance Reform Act of 2004 and (v) the Biggert-Waters Flood Insurance Reform Act of 2012, in each case as now or hereafter in effect or any successor statute thereto and including any regulations promulgated thereunder. Section 12.20 Intercreditor Agreements.. (a) Each of the Lenders, the Issuing Banks and the other Secured Parties acknowledges that obligations of the Borrower and the other Credit Parties with respect to any Permitted Additional Debt, Permitted Pari Term Loan Debt or any Permitted Refinancing thereof may, to the extent set forth herein, be secured by Liens on assets of the Borrower and the other Credit Parties that constitute collateral security for the Obligations. Upon the approval of an Intercreditor Agreement by the requisite parties required to approve such Intercreditor Agreement pursuant to this Agreement, each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Debt, such Intercreditor Agreement and (ii) any documents relating thereto. (b) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably (i) consents to the treatment of Liens to be provided for under the Intercreditor Agreements, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of any Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section 12.20 or in accordance with the terms of any Intercreditor Agreement and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of each Intercreditor Agreement.

153 (c) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Permitted Additional Debt or Permitted Pari Term Loan Debt, (ii) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Intercreditor Agreement if executed at such time as a new agreement. (d) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Security Instrument to add or remove any legend that may be required pursuant to any Intercreditor Agreement. (e) The Administrative Agent shall have the benefit of the provisions of Article XI with respect to all actions taken by it pursuant to this Section 12.20 or in accordance with the terms of any Intercreditor Agreement to the full extent thereof. Section 12.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against

154 such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 12.22 Existing Credit Agreement. On the Effective Date, this Agreement shall supersede and replace in its entirety the Existing Credit Agreement; provided, however, that (a) all loans, letters of credit, and other indebtedness, obligations and liabilities outstanding under the Existing Credit Agreement on such date shall continue to constitute Loans, Letters of Credit and other indebtedness, obligations and liabilities under this Agreement, (b) the execution and delivery of this Agreement or any of the Loan Documents hereunder shall not constitute a novation, refinancing or any other fundamental change in the relationship among the parties, (c) the Loans, Letters of Credit, and other indebtedness, obligations and liabilities outstanding hereunder, to the extent outstanding under the Existing Credit Agreement immediately prior to the Effective Date, shall constitute the same loans, letters of credit, and other indebtedness, obligations and liabilities as were outstanding under the Existing Credit Agreement and (d) the Liens securing the “Obligations” (as defined in the Existing Credit Agreement) and the rights, duties, liabilities and obligations of the Credit Parties under the Existing Credit Agreement and the “Loan Documents” (as defined in the Existing Credit Agreement) to which they are a party shall not be extinguished but shall be carried forward and shall secure such Obligations and liabilities as amended, renewed, extended and restated hereby. [SIGNATURES BEGIN NEXT PAGE]